OMB APPROVAL
OMB Number: 3235-0307
Expires: September 30, 2024
Estimated average burden hours per response: 278.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 033-63212)	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 95	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-07736)	☒
Amendment No. 97	☒
(Check appropriate box or boxes.)

JANUS ASPEN SERIES
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Abigail Murray – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2022 at 12:01am Mountain Time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼ April 29, 2022

Institutional Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	JAFLX
Global & International
Janus Henderson Global Research Portfolio	JAWGX
Janus Henderson Global Sustainable Equity Portfolio	JHISX
Janus Henderson Overseas Portfolio	JAIGX
Growth & Core
Janus Henderson Balanced Portfolio	JABLX
Janus Henderson Enterprise Portfolio	JAAGX
Janus Henderson Forty Portfolio	JACAX
Janus Henderson Research Portfolio	JAGRX
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	JGLTX
Value
Janus Henderson Mid Cap Value Portfolio	JAMVX
Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes ten series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series (the “Trust”). Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to each Portfolio.
Each Portfolio currently offers two classes of shares. The Institutional Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Janus Henderson Global Research Portfolio	8
Janus Henderson Global Sustainable Equity Portfolio	13
Janus Henderson Overseas Portfolio	18
Janus Henderson Balanced Portfolio	24
Janus Henderson Enterprise Portfolio	31
Janus Henderson Forty Portfolio	35
Janus Henderson Research Portfolio	39
Janus Henderson Global Technology and Innovation Portfolio	43
Janus Henderson Mid Cap Value Portfolio	48
Additional information about the Portfolios
Fees and expenses	52
Additional investment strategies and general portfolio policies	52
Risks of the Portfolios	62
Management of the Portfolios
Investment adviser	75
Management expenses	75
Investment personnel	79
Other information	83
Distributions and taxes	84
Shareholder’s guide
Pricing of portfolio shares	85
Administrative fees	86
Payments to financial intermediaries by the Adviser or its affiliates	86
Purchases	87
Redemptions	88
Excessive trading	89
Shareholder communications	91
Financial highlights	92
Glossary of investment terms	101
Explanation of rating categories	107
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	JAFLX	Institutional Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver(1)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.52% for at least a one-year period commencing on April 29, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 60	$ 189	$ 329	$ 738

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 160% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and money market instruments. The Portfolio may also invest in commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations. The Portfolio’s average portfolio duration typically ranges between three and seven years. As of December 31, 2021, the Portfolio’s average portfolio duration was 5.92 years.
2 | Janus Henderson Flexible Bond Portfolio

The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
The portfolio managers’ investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
3 | Janus Henderson Flexible Bond Portfolio

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by
4 | Janus Henderson Flexible Bond Portfolio

the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
5 | Janus Henderson Flexible Bond Portfolio

Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	6.81%	Worst Quarter:	1st Quarter 2021	– 3.29%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Flexible Bond Portfolio
Institutional Shares	– 0.90%	4.24%	3.68%	6.06%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%

The Portfolio’s primary benchmark index is the Bloomberg U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.
6 | Janus Henderson Flexible Bond Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
7 | Janus Henderson Flexible Bond Portfolio

Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	JAWGX	Institutional Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.69%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.77%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 79	$ 246	$ 428	$ 954

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 20% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Portfolio may have significant exposure to emerging markets.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and
8 | Janus Henderson Global Research Portfolio

defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed
9 | Janus Henderson Global Research Portfolio

securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
10 | Janus Henderson Global Research Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.43%	Worst Quarter:	1st Quarter 2020	– 20.69%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Global Research Portfolio
Institutional Shares	18.09%	16.70%	13.59%	9.23%
MSCI World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	21.82%	15.03%	12.70%	8.02%
MSCI All Country World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.54%	14.40%	11.85%	N/A

The Portfolio’s primary benchmark index is the MSCI World Index. The Portfolio also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
11 | Janus Henderson Global Research Portfolio

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
12 | Janus Henderson Global Research Portfolio

Portfolio summary

Janus Henderson Global Sustainable Equity Portfolio
Ticker:	JHISX	Institutional Shares

Investment Objective
Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses(1)	2.35%
Total Annual Fund Operating Expenses	3.10%
Fee Waiver(2)	2.18%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.92%

(1)
Since the Portfolio is new, Other Expenses are based on the estimated annualized expenses that the Portfolio expects to incur in its initial fiscal year.
(2)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.85% until at least April 30, 2023. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees. For a period beginning with the Portfolio’s commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations, or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Portfolio), whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Portfolio’s assets will reach this asset level.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Institutional Shares	$ 313	$ 957

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio was not in operation during the most recent fiscal year, no portfolio turnover information is available.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio will typically invest in companies whose products and services are considered by the portfolio managers as contributing to positive environmental or social change and
13 | Janus Henderson Global Sustainable Equity Portfolio

sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Portfolio’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Portfolio generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Portfolio’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Except as noted below, in selecting each investment, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG factors considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply these ESG factors in managing the Portfolio’s exposure to cash and cash equivalents.
To identify the universe of investible securities for the Portfolio, the portfolio managers first apply broad-based negative screens, which rely on third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The Portfolio generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Portfolio.
14 | Janus Henderson Global Sustainable Equity Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Sustainable Investment Risk. The Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
15 | Janus Henderson Global Sustainable Equity Portfolio

Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Portfolio employs. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
New/Smaller Sized Portfolio Risk. Because the Portfolio is relatively new, it has a limited operating history and a small asset base. The Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger. If a new or smaller portfolio were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Portfolio and tax consequences for investors.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The Portfolio does not have a full calendar year of operations. Performance information for certain periods is included in the Portfolio’s first annual and/or semiannual report and is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception.

16 | Janus Henderson Global Sustainable Equity Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
17 | Janus Henderson Global Sustainable Equity Portfolio

Portfolio summary

Janus Henderson Overseas Portfolio
Ticker:	JAIGX	Institutional Shares

Investment Objective
Janus Henderson Overseas Portfolio (“Overseas Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.77%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.87%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 21% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. The Portfolio may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may also invest in Chinese companies listed on U.S. and other exchanges structured as variable interest entities (“VIEs”). The Portfolio may have significant exposure to emerging markets. The Portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
18 | Janus Henderson Overseas Portfolio

The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers may generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Portfolio may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at
19 | Janus Henderson Overseas Portfolio

the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Foreign and emerging market risks may also be heightened to the extent the Portfolio has exposure to Chinese issuers through VIEs, which subjects the Portfolio to the risks associated with the underlying Chinese issuer or operating company.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer in the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Europe and United Kingdom Risk. The Portfolio is subject to certain risks related to Europe and the United Kingdom. Investments in British companies may subject the Portfolio to social, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British
20 | Janus Henderson Overseas Portfolio

economy may be impacted by changes to the economic health of the United States and other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the
21 | Janus Henderson Overseas Portfolio

Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.18%	Worst Quarter:	1st Quarter 2020	– 24.90%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Overseas Portfolio
Institutional Shares	13.58%	13.35%	6.25%	8.88%
MSCI All Country World ex-USA Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	7.82%	9.61%	7.28%	N/A

The Portfolio’s primary benchmark index is the MSCI All Country World ex-USA Index. The MSCI All Country World ex-USA Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  George P. Maris, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2018.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from
22 | Janus Henderson Overseas Portfolio

current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
23 | Janus Henderson Overseas Portfolio

Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	JABLX	Institutional Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.62%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 63	$ 199	$ 346	$ 774

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 56% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2021, approximately 64.72% of the Portfolio’s assets were held in equity securities, including common stocks and preferred stocks, and 35.28% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments and commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public
24 | Janus Henderson Balanced Portfolio

resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
25 | Janus Henderson Balanced Portfolio

Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment
26 | Janus Henderson Balanced Portfolio

obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons,
27 | Janus Henderson Balanced Portfolio

the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.92%	Worst Quarter:	1st Quarter 2020	– 11.58%

28 | Janus Henderson Balanced Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Balanced Portfolio
Institutional Shares	17.20%	14.39%	11.81%	10.42%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.32%	11.87%	10.46%	8.39%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the Bloomberg U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

29 | Janus Henderson Balanced Portfolio

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
30 | Janus Henderson Balanced Portfolio

Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	JAAGX	Institutional Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 73	$ 227	$ 395	$ 883

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2021, they ranged from approximately $181 million to $55.8 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

31 | Janus Henderson Enterprise Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
REIT Risk.  Real estate investment trusts (“REITs”) are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
32 | Janus Henderson Enterprise Portfolio

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.10%	Worst Quarter:	1st Quarter 2020	– 24.39%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Enterprise Portfolio
Institutional Shares	16.83%	19.13%	17.23%	11.91%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.73%	19.83%	16.63%	11.03%

The Portfolio’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
33 | Janus Henderson Enterprise Portfolio

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
34 | Janus Henderson Enterprise Portfolio

Portfolio summary

Janus Henderson Forty Portfolio
Ticker:	JACAX	Institutional Shares

Investment Objective
Janus Henderson Forty Portfolio (“Forty Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.70%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.77%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 79	$ 246	$ 428	$ 954

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 31% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio is classified as nondiversified, which allows it to hold larger positions in companies, compared to a portfolio that is classified as diversified. As of December 31, 2021, the Portfolio held stocks of 40 companies. Of these holdings, 30 comprised approximately 89.10% of the Portfolio’s holdings.
The portfolio managers apply a “bottom up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio generally sells a security when, in the portfolio managers’ opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

35 | Janus Henderson Forty Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the portfolio managers more flexibility to hold larger positions in securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer in the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price. Since the Portfolio normally invests primarily in a core portfolio of 30-40 common stocks, this risk may be increased.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may
36 | Janus Henderson Forty Portfolio

use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.77%	Worst Quarter:	4th Quarter 2018	– 14.85%

37 | Janus Henderson Forty Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (5/1/97)
Forty Portfolio
Institutional Shares	22.90%	25.58%	20.29%	13.45%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%	10.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	9.53%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since June 2013. Brian Recht is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
38 | Janus Henderson Forty Portfolio

Portfolio summary

Janus Henderson Research Portfolio
Ticker:	JAGRX	Institutional Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.52%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.60%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 61	$ 192	$ 335	$ 750

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward
39 | Janus Henderson Research Portfolio

opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral
40 | Janus Henderson Research Portfolio

provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.72%	Worst Quarter:	4th Quarter 2018	– 16.07%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Research Portfolio
Institutional Shares	20.33%	21.99%	17.45%	10.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%	11.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
41 | Janus Henderson Research Portfolio

•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
42 | Janus Henderson Research Portfolio

Portfolio summary

Janus Henderson Global Technology and Innovation Portfolio
Ticker:	JGLTX	Institutional Shares

Investment Objective
Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.73%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 75	$ 233	$ 406	$ 906

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 47% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Portfolio’s holdings include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that
43 | Janus Henderson Global Technology and Innovation Portfolio

are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have exposure to emerging markets. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the portfolio managers may consider in their fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. The portfolio managers may generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
44 | Janus Henderson Global Technology and Innovation Portfolio

Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Portfolio’s performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may
45 | Janus Henderson Global Technology and Innovation Portfolio

use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	33.03%	Worst Quarter:	4th Quarter 2018	– 16.28%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (1/18/00)
Global Technology and Innovation Portfolio
Institutional Shares	18.01%	30.62%	23.28%	6.97%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	7.59%
MSCI All Country World Information Technology Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	27.36%	29.47%	21.62%	6.18%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
46 | Janus Henderson Global Technology and Innovation Portfolio

•
The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
47 | Janus Henderson Global Technology and Innovation Portfolio

Portfolio summary

Janus Henderson Mid Cap Value Portfolio
Ticker:	JAMVX	Institutional Shares

Investment Objective
Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.51%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.67%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 68	$ 214	$ 373	$ 835

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 63% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index. The market capitalizations within the index will vary, but as of December 31, 2021, they ranged from approximately $163 million to $71.52 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio may invest up to 20% of its net assets in cash or similar investments. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
48 | Janus Henderson Mid Cap Value Portfolio

The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
49 | Janus Henderson Mid Cap Value Portfolio

Cash Holdings Risk. If the Portfolio’s investments in cash, cash equivalents, or similar investments increase, the Portfolio may not participate in market advances or declines to the same extent that it would if the Portfolio had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Portfolio’s performance and ability to achieve its investment objective. The Portfolio may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Portfolio’s performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	18.29%	Worst Quarter:	1st Quarter 2020	– 29.11%

50 | Janus Henderson Mid Cap Value Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (5/1/03)
Mid Cap Value Portfolio
Institutional Shares	19.73%	8.76%	10.30%	10.42%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	28.34%	11.22%	13.44%	11.74%

The Portfolio’s primary benchmark index is the Russell Midcap Value Index. The Russell Midcap Value Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Kevin Preloger is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
51 | Janus Henderson Mid Cap Value Portfolio

Additional information about the Portfolios

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Except as otherwise indicated, the fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2021.
•
“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Portfolio to the Adviser. Global Research Portfolio, Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60% for Global Research Portfolio and 0.64% for each of Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
may include acquired fund fees and expenses, which are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. If applicable, such amounts are less than 0.01%.
°
may include reimbursement to Janus Henderson Services US LLC (the “Transfer Agent”), the Portfolios’ transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
°
may include any other transfer agent fees and expenses, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Portfolios’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a portfolio’s performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•
All expenses in a Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Portfolio has an 80% investment policy, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
52 | Janus Aspen Series

Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary sections, including the types of securities each Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolios may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s composition can change over time. Except for the Portfolios’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit, other than illiquid investments and borrowing, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The portfolio managers’ investment process for Flexible Bond Portfolio is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Central Research Team, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron, selects investments for Global Research Portfolio and Research Portfolio that represent their high-conviction investment ideas in all market capitalizations, styles, and with respect to Global Research Portfolio, geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolios, the Central Research Team emphasizes investments in securities of U.S.-based issuers for Research Portfolio. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
In selecting investments, Global Sustainable Equity Portfolio’s portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider ESG factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG issues considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply these ESG factors in managing the Portfolio’s cash and cash equivalents.
To identify the universe of investible securities for the Portfolio, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (generally no more than 5-10%), industries, activities, or assets considered by the portfolio managers to have a negative impact on the environment.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
53 | Janus Aspen Series

A current list of such activities, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The Portfolio generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Portfolio.
Overseas Portfolio pursues its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers may generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Balanced Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
Enterprise Portfolio may invest substantially all of its assets in common stock selected for their growth potential. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
Forty Portfolio pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The portfolio managers apply a “bottom up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and
54 | Janus Aspen Series

shareholder value. The Portfolio generally sells a security when, in the portfolio managers’ opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
Global Technology and Innovation Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the portfolio managers may consider in their fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. The portfolio managers may generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Mid Cap Value Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
Unless the investment objective or policies prescribe otherwise, the portfolio managers and/or investment personnel may consider selling a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The portfolio managers and/or investment personnel may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolios may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Portfolios may vary significantly. When a Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
55 | Janus Aspen Series

Environmental, Social, and Governance (ESG) Factors
ESG Factors are a set of factors considered in employing Global Sustainable Equity Portfolio’s investment strategy that include corporate governance, human capital and diversity, carbon footprint, and business ethics.
Foreign Securities
Each Portfolio may invest in foreign securities. The portfolio managers and/or investment personnel seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, with the exception of Overseas Portfolio, which normally invests at least 80% of its investments outside of the United States, and the Portfolios may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
Each Portfolio will not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
A Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings and Secondary Offerings
A Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
56 | Janus Aspen Series

Leverage
Certain of a Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Portfolio.
Loans
Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Portfolio’s total assets.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Certain Portfolios may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
A Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Forty Portfolio is classified as “nondiversified.” A portfolio that is classified as “nondiversified” has the ability to take larger positions in issuers than a portfolio that is classified as “diversified.” This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact
57 | Janus Aspen Series

on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the portfolio.
Portfolio Turnover
In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio (including due to shareholder purchases and redemptions), the nature of a Portfolio’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Portfolio’s holdings whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolios.
Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolios’ historical turnover rates.
Real Estate-Related Securities
Each Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the
58 | Janus Aspen Series

Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. With the exception of Flexible Bond Portfolio and Balanced Portfolio, each Portfolio’s gross notional exposure to short positions may not exceed 10% of each Portfolio’s net assets. Flexible Bond Portfolio’s gross notional exposure to short positions may not exceed 50% of the Portfolio’s net assets. Balanced Portfolio’s gross notional exposure to short positions may not exceed 50% of the net assets in the Portfolio’s fixed-income portion, and may not exceed 10% of the net assets in the Portfolio’s equity portion.
A Portfolio may also engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. A Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
A Portfolio’s investments in short positions through derivative instruments may expose the Portfolio to similar risks. A short derivative position involves a Portfolio writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that a Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then a Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on a Portfolio, which may increase the Portfolio’s volatility.
Special Purpose Acquisition Companies
Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In
59 | Janus Aspen Series

addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Special Situations
Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Sustainable Investing
Sustainable investing is an investment approach utilized by Global Sustainable Equity Portfolio that focuses on companies that related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Index Credit Default Swaps. Certain Portfolios may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Single-Name Credit Default Swaps. Certain Portfolios may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase a Portfolio’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
TBA Commitments
A Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made,
60 | Janus Aspen Series

the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios’ assets or reducing risk; however, they may not achieve the Portfolios’ investment objectives. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions
Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
equity securities (such as stocks or any other security representing an ownership interest)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
pass-through securities including mortgage dollar rolls
•
collateralized debt obligations, collateralized mortgage obligations, and other similarly structured securities
61 | Janus Aspen Series

•
pay-in-kind, and step coupon securities
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolios
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios, including those risks that are summarized in the Portfolio Summary sections. This information also includes descriptions of other risks a Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Collateralized Debt Obligation Risk. A Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk. A Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that a Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the
62 | Janus Aspen Series

Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Portfolio’s investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield. If a security has not received a rating, a Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Portfolio’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Portfolio to be more volatile than if it had not used leverage.
The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio’s losses are theoretically unlimited.
•
Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Portfolio’s performance. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Portfolio, which will expose the Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Portfolio and may force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Portfolio from divesting of a forward currency contract at the optimal time and may adversely affect a Portfolio’s returns and net asset value.
•
Futures and Swaps Related to Interest Rate Risk. A Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the portfolio managers’ and/or investment personnel’s prediction of the
63 | Janus Aspen Series

direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers and/or investment personnel are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers and/or investment personnel may not result in the successful use of futures and swaps related to interest rates.
•
Index Credit Default Swaps Risk. If a Portfolio holds a long position in an index credit default swap (“CDX”), the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.
•
Single-Name Credit Default Swaps Risk. When a Portfolio buys a single-name credit default swap (“CDS”), the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, a Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that a Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. A Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Portfolio invests in Chinese local market securities.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private
64 | Janus Aspen Series

sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. A Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in a Portfolio’s income or return potential. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Portfolio invests are priced differently than the value realized upon such security’s sale. In times of
65 | Janus Aspen Series

market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Portfolio invests in derivatives tied to fixed-income securities, such Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates. These developments could cause a Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Portfolio may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Additionally, such risk may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Portfolio’s ability to buy affected securities or force a Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
66 | Janus Aspen Series

•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that a Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Growth Securities Risk. Certain Portfolios invest in companies that the portfolio managers and/or investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s and/or investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Portfolio’s exposure to industry and sector risk.
Inflation-Related Investments Risk. Inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities normally will decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature,
67 | Janus Aspen Series

inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Portfolio.
Initial Public Offering and Secondary Offering Risk. A Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolios, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Portfolios’ performance in the past, there can be no assurance that the Portfolios will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
A Portfolio may purchase shares in secondary offerings. Secondary offerings may expose a Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a portfolio to the extent that it has a small asset base and the portfolio may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. Flexible Bond Portfolio may manage interest rate risk by varying the average-weighted effective maturity of the holdings to reflect an analysis of interest rate trends and other factors. Flexible Bond Portfolio’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. A Portfolio may also use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of Balanced Portfolio’s holdings includes fixed-income securities.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect a Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on a Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is
68 | Janus Aspen Series

difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Liquidity Risk. A Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Portfolio’s value or prevent such Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•
Bank Loan Risk. The bank loans in which Flexible Bond Portfolio and Balanced Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of a Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Portfolio to lose income or principal on a particular investment, which in turn could affect a Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to a Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Portfolio may
69 | Janus Aspen Series

satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
A Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Portfolio may also invest in other floating rate debt securities or other investments. For example, a Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•
Bridge Loan Risk. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•
DIP Loan Risk. Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP loan.
•
Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Portfolio to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
•
COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Portfolio and its investments, a Portfolio’s ability to meet redemption requests, and the processes and operations of a Portfolio’s service providers, including the Adviser.
•
Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
70 | Janus Aspen Series

Money Market Fund Investment Risk. The Portfolios may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolios will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, a Portfolio, through its investment in a money market fund, may not achieve its investment objective. To the extent a Portfolio transacts in instruments such as derivatives, such Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Portfolio directly bears, a Portfolio indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Portfolio’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the
71 | Janus Aspen Series

entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Forty Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, and has from time to time operated as diversified, its nondiversified classification gives the portfolio managers more flexibility to hold larger positions in securities than a portfolio that is classified as diversified.
Portfolio Management Risk. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results. A Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities could decrease a Portfolio’s liquidity profile or prevent a Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
REIT Risk. To the extent that a Portfolio holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of a Portfolio’s expenses. The value of investments REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the
72 | Janus Aspen Series

interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of such a default, the Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio’s holdings. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Portfolio will be successful.
Small- and Mid-Sized Companies Risk. A Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. A Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Sustainable Investment Risk. Global Sustainable Equity Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable
73 | Janus Aspen Series

and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
TBA Commitments Risk. A Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Portfolio may be less favorable than expected. There is a risk that the security that a Portfolio buys will lose value between the purchase and settlement dates. When a Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” presents additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company, through a contractual agreement, without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Portfolio may lose its entire investment. A Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, a Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
74 | Janus Aspen Series

Management of the Portfolios

Investment adviser
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day-to-day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments for the Portfolios. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Portfolio. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which one or more Janus Henderson employees, acting for JHIUKL, may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Global Sustainable Equity Portfolio on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Portfolio. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios.

Management expenses
Each Portfolio pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.
The following tables reflect each Portfolio’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to the Adviser (gross and net of fee waivers, if applicable).
75 | Janus Aspen Series

Fixed-Rate Investment Advisory Fee
The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Fixed Income
Flexible Bond Portfolio(1)	First $300 Million	0.55	0.48
	Over $300 Million	0.45
Global & International
Global Sustainable Equity Portfolio(1)	First $2 Billion	0.75	N/A(2)
	Over $2 Billion	0.70
Growth & Core
Balanced Portfolio	All Asset Levels	0.55	0.55
Enterprise Portfolio	All Asset Levels	0.64	0.64
Specialty Equity
Global Technology and Innovation Portfolio(1)	All Asset Levels	0.64	0.64

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver is reflected in the actual investment advisory fee rate shown.
(2)
The Portfolio commenced operations on January 26, 2022.
Performance-Based Investment Advisory Fee
As reflected in the table below, Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year.
As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
76 | Janus Aspen Series

Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Global Research Portfolio	0.60	± 6.00%	0.69	0.69
Mid Cap Value Portfolio(1)	0.64	± 4.00%	0.51	0.51
Research Portfolio	0.64	± 5.00%	0.52	0.52
Overseas Portfolio	0.64	± 7.00%	0.77	0.77
Forty Portfolio	0.64	± 8.50%	0.70	0.70

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 29, 2022. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver and any applicable performance adjustment is reflected in the actual investment advisory fee rate shown.
For Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:
Portfolio Name	Benchmark Index
Global Research Portfolio	MSCI World Index
Mid Cap Value Portfolio	Russell Midcap Value Index
Research Portfolio	Russell 1000 Growth Index
Overseas Portfolio	MSCI All Country World ex-USA Index
Forty Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances
77 | Janus Aspen Series

involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Portfolio listed below or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. The Adviser has agreed to continue each waiver for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. For information about how the expense limit affects the total expenses of each Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio(1)	0.85
Specialty Equity
Global Technology and Innovation Portfolio	0.95
Value
Mid Cap Value Portfolio(2)	0.77

(1)
For a period beginning with the Portfolio’s commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations, or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.
(2)
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

78 | Janus Aspen Series

Investment personnel
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Global Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Global Sustainable Equity Portfolio

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Overseas Portfolio

Co-Portfolio Managers George P. Maris and Julian McManus are responsible for the day-to-day management of the Portfolio. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2016. Mr. Maris is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
79 | Janus Aspen Series

Julian McManus is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in January 2007. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Forty Portfolio

Co-Portfolio Managers A. Douglas Rao, Brian Recht, and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.
A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
80 | Janus Aspen Series

Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Global Technology and Innovation Portfolio

Co-Portfolio Managers Jonathan Cofsky and Denny Fish jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Research Team of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Mid Cap Value Portfolio

Co-Portfolio Managers Kevin Preloger and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Kevin Preloger is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. Mr. Preloger is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. Mr. Tugman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Portfolio(s) that they manage and certain other mutual funds advised by the Adviser, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely
81 | Janus Aspen Series

affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.
82 | Janus Aspen Series

Other information

Classes of Shares
Only Institutional Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
A Portfolio may limit sales of its Shares to new investors. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolios
The Portfolios are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
83 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. A portion of a Portfolio’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Portfolio is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a portfolio that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If a Portfolio invests in partnerships, it may be subject to state tax liabilities.
84 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select specific Portfolios as investment options for a contract or a qualified retirement plan.
With certain exceptions, the Portfolios are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Portfolios require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolios use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a
85 | Janus Aspen Series

portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios’ valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Administrative fees
The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios.

Payments to financial intermediaries by the Adviser or its affiliates
From its own assets, the Adviser or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
The Adviser or its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries
86 | Janus Aspen Series

to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of that
87 | Janus Aspen Series

Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. The Adviser intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

88 | Janus Aspen Series

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolios are intended for long-term investment purposes, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios’ shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
89 | Janus Aspen Series

The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Portfolio.
Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
•
Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including
90 | Janus Aspen Series

the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio’s investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
91 | Janus Aspen Series

Financial highlights

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.75	$11.88	$11.21	$11.69	$11.62
Income from investment operations:
Net investment income/(loss)(1)	0.21	0.28	0.34	0.33	0.30
Net gain/(loss) on securities (both realized and unrealized)	(0.33)	0.96	0.72	(0.45)	0.12
Total from investment operations	(0.12)	1.24	1.06	(0.12)	0.42
Less distributions:
Dividends (from net investment income)	(0.25)	(0.37)	(0.39)	(0.36)	(0.35)
Distributions (from capital gains)	(0.33)	—	—	—	—
Total distributions	(0.58)	(0.37)	(0.39)	(0.36)	(0.35)
Net asset value, end of period	$12.05	$12.75	$11.88	$11.21	$11.69
Total return(2)	(0.90)%	10.48%	9.57%	(1.00)%	3.62%
Net assets, end of period (in thousands)	$136,115	$145,792	$162,620	$240,427	$292,251
Average net assets for the period (in thousands)	$137,695	$156,575	$208,624	$266,429	$319,492
Ratio of gross expenses to average net assets	0.59%	0.60%	0.60%	0.61%	0.60%
Ratio of net expenses to average net assets	0.58%	0.59%	0.60%	0.61%	0.60%
Ratio of net investment income/(loss) to average net assets	1.72%	2.28%	2.89%	2.88%	2.51%
Portfolio turnover rate(3)	160%	139%	177%	238%	130%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
92 | Janus Aspen Series

Global Research Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$63.62	$56.59	$47.13	$51.20	$40.63
Income from investment operations:
Net investment income/(loss)(1)	0.39	0.39	0.60	0.62	0.51
Net gain/(loss) on securities (both realized and unrealized)	10.90	10.04	12.67	(4.09)	10.45
Total from investment operations	11.29	10.43	13.27	(3.47)	10.96
Less distributions:
Dividends (from net investment income)	(0.36)	(0.41)	(0.54)	(0.60)	(0.39)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—
Total distributions	(3.63)	(3.40)	(3.81)	(0.60)	(0.39)
Net asset value, end of period	$71.28	$63.62	$56.59	$47.13	$51.20
Total return(2)	18.09%	20.06%	29.04%	(6.87)%	27.03%
Net assets, end of period (in thousands)	$653,853	$600,868	$539,915	$463,402	$540,594
Average net assets for the period (in thousands)	$636,425	$516,468	$511,859	$533,418	$512,287
Ratio of gross expenses to average net assets	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of net expenses to average net assets	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of net investment income/(loss) to average net assets	0.57%	0.72%	1.13%	1.19%	1.05%
Portfolio turnover rate	20%	33%	36%	36%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
93 | Janus Aspen Series

Overseas Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$38.21	$33.29	$26.71	$31.98	$24.79
Income from investment operations:
Net investment income/(loss)(1)	0.58	0.36	0.60	0.53	0.48
Net gain/(loss) on securities (both realized and unrealized)	4.62	4.99	6.56	(5.25)	7.20
Total from investment operations	5.20	5.35	7.16	(4.72)	7.68
Less distributions:
Dividends (from net investment income)	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Distributions (from capital gains)	—	—	—	—	—
Total distributions	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Net asset value, end of period	$42.92	$38.21	$33.29	$26.71	$31.98
Total return(2)	13.61%	16.30%	27.02%	(14.94)%	31.12%
Net assets, end of period (in thousands)	$170,166	$159,005	$165,881	$143,912	$184,546
Average net assets for the period (in thousands)	$168,216	$138,082	$154,209	$172,398	$176,815
Ratio of gross expenses to average net assets	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of net expenses to average net assets	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of net investment income/(loss) to average net assets	1.38%	1.15%	2.00%	1.71%	1.65%
Portfolio turnover rate	21%	21%	23%	25%	33%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
94 | Janus Aspen Series

Balanced Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.58	$39.48	$33.75	$35.27	$30.32
Income from investment operations:
Net investment income/(loss)(1)	0.42	0.61	0.74	0.66	0.64
Net gain/(loss) on securities (both realized and unrealized)	7.03	4.86	6.74	(0.42)	4.92
Total from investment operations	7.45	5.47	7.48	0.24	5.56
Less distributions:
Dividends (from net investment income)	(0.43)	(0.73)	(0.72)	(0.77)	(0.54)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total distributions	(0.80)	(1.37)	(1.75)	(1.76)	(0.61)
Net asset value, end of period	$50.23	$43.58	$39.48	$33.75	$35.27
Total return(2)	17.22%	14.31%	22.59%	0.68%	18.43%
Net assets, end of period (in thousands)	$512,742	$464,280	$446,026	$402,796	$429,403
Average net assets for the period (in thousands)	$484,461	$430,893	$426,775	$429,843	$417,575
Ratio of gross expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income/(loss) to average net assets	0.91%	1.54%	1.99%	1.85%	1.94%
Portfolio turnover rate(3)	56%	80%	79%	97%	67%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
95 | Janus Aspen Series

Enterprise Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$94.21	$85.46	$67.02	$70.65	$59.27
Income from investment operations:
Net investment income/(loss)(1)	0.22	0.20	0.29	0.21	0.11
Net gain/(loss) on securities (both realized and unrealized)	14.99	14.53	23.06	(0.16)	15.67
Total from investment operations	15.21	14.73	23.35	0.05	15.78
Less distributions:
Dividends (from net investment income)	(0.33)	(0.06)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total distributions	(8.91)	(5.98)	(4.91)	(3.68)	(4.40)
Net asset value, end of period	$100.51	$94.21	$85.46	$67.02	$70.65
Total return(2)	16.83%	19.47%	35.48%	(0.41)%	27.42%
Net assets, end of period (in thousands)	$736,679	$768,141	$791,044	$577,477	$618,750
Average net assets for the period (in thousands)	$763,345	$699,442	$707,052	$641,390	$556,940
Ratio of gross expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income/(loss) to average net assets	0.22%	0.25%	0.37%	0.29%	0.17%
Portfolio turnover rate	17%	16%	14%	14%	14%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
96 | Janus Aspen Series

Forty Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$57.00	$44.38	$35.20	$39.76	$32.19
Income from investment operations:
Net investment income/(loss)(1)	(0.15)	(0.01)	0.09	0.07	0.02
Net gain/(loss) on securities (both realized and unrealized)	12.39	16.29	12.55	1.31	9.58
Total from investment operations	12.24	16.28	12.64	1.38	9.60
Less distributions:
Dividends (from net investment income)	—	(0.14)	(0.06)	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total distributions	(7.49)	(3.66)	(3.46)	(5.94)	(2.03)
Net asset value, end of period	$61.75	$57.00	$44.38	$35.20	$39.76
Total return(2)	22.90%	39.40%	37.16%	1.98%	30.31%
Net assets, end of period (in thousands)	$523,822	$462,216	$362,001	$292,132	$309,258
Average net assets for the period (in thousands)	$497,818	$389,419	$337,416	$327,962	$297,125
Ratio of gross expenses to average net assets	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of net expenses to average net assets	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of net investment income/(loss) to average net assets	(0.25)%	(0.02)%	0.23%	0.17%	0.05%
Portfolio turnover rate	31%	41%	35%	41%	39%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
97 | Janus Aspen Series

Research Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$49.35	$40.79	$33.70	$36.51	$28.93
Income from investment operations:
Net investment income/(loss)(1)	(0.01)	0.14	0.21	0.19	0.16
Net gain/(loss) on securities (both realized and unrealized)	9.73	12.20	11.26	(0.94)	7.87
Total from investment operations	9.72	12.34	11.47	(0.75)	8.03
Less distributions:
Dividends (from net investment income)	(0.05)	(0.18)	(0.18)	(0.21)	(0.13)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total distributions	(2.76)	(3.78)	(4.38)	(2.06)	(0.45)
Net asset value, end of period	$56.31	$49.35	$40.79	$33.70	$36.51
Total return(2)	20.33%	32.95%	35.52%	(2.58)%	27.88%
Net assets, end of period (in thousands)	$519,679	$474,525	$398,888	$328,803	$379,048
Average net assets for the period (in thousands)	$496,858	$414,413	$374,004	$380,194	$360,896
Ratio of gross expenses to average net assets	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of net expenses to average net assets	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.33%	0.55%	0.50%	0.48%
Portfolio turnover rate	33%	33%	38%	47%	55%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
98 | Janus Aspen Series

Global Technology and Innovation Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.34	$14.88	$11.06	$11.40	$8.37
Income from investment operations:
Net investment income/(loss)(1)	(0.05)	(0.01)	0.02	0.01	—(2)
Net gain/(loss) on securities (both realized and unrealized)	3.47	7.04	4.81	0.20	3.68
Total from investment operations	3.42	7.03	4.83	0.21	3.68
Less distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total distributions	(3.01)	(1.57)	(1.01)	(0.55)	(0.65)
Net asset value, end of period	$20.75	$20.34	$14.88	$11.06	$11.40
Total return(3)	18.01%	51.20%	45.17%	1.19%	45.09%
Net assets, end of period (in thousands)	$59,208	$51,009	$34,515	$24,240	$24,815
Average net assets for the period (in thousands)	$56,037	$39,592	$30,035	$27,658	$12,729
Ratio of gross expenses to average net assets	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of net expenses to average net assets	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of net investment income/(loss) to average net assets	(0.25)%	(0.07)%	0.11%	0.09%	0.03%
Portfolio turnover rate	47%	44%	30%	32%	23%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
99 | Janus Aspen Series

Mid Cap Value Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.04	$16.73	$14.08	$18.02	$16.55
Income from investment operations:
Net investment income/(loss)(1)	0.16	0.18	0.21	0.17	0.12
Net gain/(loss) on securities (both realized and unrealized)	3.00	(0.41)	3.90	(2.40)	2.13
Total from investment operations	3.16	(0.23)	4.11	(2.23)	2.25
Less distributions:
Dividends (from net investment income)	(0.08)	(0.18)	(0.19)	(0.18)	(0.14)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total distributions	(0.08)	(0.46)	(1.46)	(1.71)	(0.78)
Net asset value, end of period	$19.12	$16.04	$16.73	$14.08	$18.02
Total return(2)	19.73%	(0.92)%	30.35%	(13.63)%	13.94%
Net assets, end of period (in thousands)	$58,536	$48,538	$45,771	$36,265	$43,609
Average net assets for the period (in thousands)	$54,542	$40,480	$41,788	$42,219	$46,007
Ratio of gross expenses to average net assets	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of net expenses to average net assets	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of net investment income/(loss) to average net assets	0.90%	1.24%	1.32%	1.03%	0.71%
Portfolio turnover rate	63%	44%	43%	42%	48%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
100 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
101 | Janus Aspen Series

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
102 | Janus Aspen Series

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
103 | Janus Aspen Series

Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
104 | Janus Aspen Series

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the
105 | Janus Aspen Series

security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
106 | Janus Aspen Series

Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

107 | Janus Aspen Series

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality
108 | Janus Aspen Series

assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
109 | Janus Aspen Series

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.
109-20-81125 04-22

▼ April 29, 2022

Service Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	N/A
Global & International
Janus Henderson Global Research Portfolio	N/A
Janus Henderson Global Sustainable Equity Portfolio	N/A
Janus Henderson Overseas Portfolio	N/A
Growth & Core
Janus Henderson Balanced Portfolio	N/A
Janus Henderson Enterprise Portfolio	N/A
Janus Henderson Forty Portfolio	N/A
Janus Henderson Research Portfolio	N/A
Mathematical
Janus Henderson U.S. Low Volatility Portfolio	N/A
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	N/A
Value
Janus Henderson Mid Cap Value Portfolio	N/A
Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes 11 series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series (the “Trust”). Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to each Portfolio. Janus Henderson U.S. Low Volatility Portfolio is subadvised by Intech Investment Management LLC (“Intech”).
Each Portfolio currently offers one or more classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Janus Henderson Global Research Portfolio	8
Janus Henderson Global Sustainable Equity Portfolio	13
Janus Henderson Overseas Portfolio	18
Janus Henderson Balanced Portfolio	24
Janus Henderson Enterprise Portfolio	31
Janus Henderson Forty Portfolio	35
Janus Henderson Research Portfolio	39
Janus Henderson U.S. Low Volatility Portfolio	43
Janus Henderson Global Technology and Innovation Portfolio	47
Janus Henderson Mid Cap Value Portfolio	52
Additional information about the Portfolios
Fees and expenses	56
Additional investment strategies and general portfolio policies	56
Risks of the Portfolios	66
Management of the Portfolios
Investment adviser	80
Management expenses	80
Subadviser	84
Investment personnel	84
Other information	89
Distributions and taxes	90
Shareholder’s guide
Pricing of portfolio shares	91
Distribution, servicing, and administrative fees	92
Payments to financial intermediaries by the Adviser or its affiliates	92
Purchases	93
Redemptions	94
Excessive trading	95
Shareholder communications	97
Financial highlights	98
Glossary of investment terms	108
Explanation of rating categories	114
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver(1)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.82%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.52% for at least a one-year period commencing on April 29, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 86	$ 268	$ 466	$ 1,037

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 160% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and money market instruments. The Portfolio may also invest in commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations. The Portfolio’s average portfolio duration typically ranges between three and seven years. As of December 31, 2021, the Portfolio’s average portfolio duration was 5.92 years.
2 | Janus Henderson Flexible Bond Portfolio

The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
The portfolio managers’ investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
3 | Janus Henderson Flexible Bond Portfolio

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by
4 | Janus Henderson Flexible Bond Portfolio

the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
5 | Janus Henderson Flexible Bond Portfolio

Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	6.71%	Worst Quarter:	1st Quarter 2021	– 3.36%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Flexible Bond Portfolio
Service Shares	– 1.11%	3.98%	3.43%	5.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%

The Portfolio’s primary benchmark index is the Bloomberg U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
6 | Janus Henderson Flexible Bond Portfolio

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
7 | Janus Henderson Flexible Bond Portfolio

Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.69%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	1.02%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 20% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Portfolio may have significant exposure to emerging markets.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be
8 | Janus Henderson Global Research Portfolio

attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited.
9 | Janus Henderson Global Research Portfolio

Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
10 | Janus Henderson Global Research Portfolio

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.34%	Worst Quarter:	1st Quarter 2020	– 20.73%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Global Research Portfolio
Service Shares	17.80%	16.41%	13.31%	8.95%
MSCI World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	21.82%	15.03%	12.70%	8.02%
MSCI All Country World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.54%	14.40%	11.85%	N/A

The Portfolio’s primary benchmark index is the MSCI World Index. The Portfolio also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
11 | Janus Henderson Global Research Portfolio

•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
12 | Janus Henderson Global Research Portfolio

Portfolio summary

Janus Henderson Global Sustainable Equity Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses(1)	3.15%
Total Annual Fund Operating Expenses	4.15%
Fee Waiver(2)	2.97%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.18%

(1)
Since the Portfolio is new, Other Expenses are based on the estimated annualized expenses that the Portfolio expects to incur in its initial fiscal year.
(2)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.85% until at least April 30, 2023. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees. For a period beginning with the Portfolio’s commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations, or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Portfolio), whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Portfolio’s assets will reach this asset level.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Service Shares	$ 417	$ 1,261

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio was not in operation during the most recent fiscal year, no portfolio turnover information is available.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio will typically invest in companies whose products
13 | Janus Henderson Global Sustainable Equity Portfolio

and services are considered by the portfolio managers as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Portfolio’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Portfolio generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Portfolio’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Except as noted below, in selecting each investment, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG factors considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply these ESG factors in managing the Portfolio’s exposure to cash and cash equivalents.
To identify the universe of investible securities for the Portfolio, the portfolio managers first apply broad-based negative screens, which rely on third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The Portfolio generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Portfolio.
14 | Janus Henderson Global Sustainable Equity Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Sustainable Investment Risk. The Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
15 | Janus Henderson Global Sustainable Equity Portfolio

Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Portfolio employs. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
New/Smaller Sized Portfolio Risk. Because the Portfolio is relatively new, it has a limited operating history and a small asset base. The Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger. If a new or smaller portfolio were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Portfolio and tax consequences for investors.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The Portfolio does not have a full calendar year of operations. Performance information for certain periods is included in the Portfolio’s first annual and/or semiannual report and is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception.

16 | Janus Henderson Global Sustainable Equity Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
17 | Janus Henderson Global Sustainable Equity Portfolio

Portfolio summary

Janus Henderson Overseas Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Overseas Portfolio (“Overseas Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.77%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.12%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 114	$ 356	$ 617	$ 1,363

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 21% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. The Portfolio may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may also invest in Chinese companies listed on U.S. and other exchanges structured as variable interest entities (“VIEs”). The Portfolio may have significant exposure to emerging markets. The Portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
18 | Janus Henderson Overseas Portfolio

The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers may generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Portfolio may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at
19 | Janus Henderson Overseas Portfolio

the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Foreign and emerging market risks may also be heightened to the extent the Portfolio has exposure to Chinese issuers through VIEs, which subjects the Portfolio to the risks associated with the underlying Chinese issuer or operating company.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer in the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Europe and United Kingdom Risk. The Portfolio is subject to certain risks related to Europe and the United Kingdom. Investments in British companies may subject the Portfolio to social, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British
20 | Janus Henderson Overseas Portfolio

economy may be impacted by changes to the economic health of the United States and other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but
21 | Janus Henderson Overseas Portfolio

does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.10%	Worst Quarter:	1st Quarter 2020	– 24.95%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Overseas Portfolio
Service Shares	13.29%	13.08%	5.98%	8.71%
MSCI All Country World ex-USA Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	7.82%	9.61%	7.28%	N/A

The Portfolio’s primary benchmark index is the MSCI All Country World ex-USA Index. The MSCI All Country World ex-USA Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  George P. Maris, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2018.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

22 | Janus Henderson Overseas Portfolio

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
23 | Janus Henderson Overseas Portfolio

Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.86%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 56% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2021, approximately 64.72% of the Portfolio’s assets were held in equity securities, including common stocks and preferred stocks, and 35.28% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments and commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing
24 | Janus Henderson Balanced Portfolio

mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
25 | Janus Henderson Balanced Portfolio

Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment
26 | Janus Henderson Balanced Portfolio

obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons,
27 | Janus Henderson Balanced Portfolio

the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.85%	Worst Quarter:	1st Quarter 2020	– 11.63%

28 | Janus Henderson Balanced Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Balanced Portfolio
Service Shares	16.91%	14.10%	11.53%	10.23%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.32%	11.87%	10.46%	8.39%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the Bloomberg U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

29 | Janus Henderson Balanced Portfolio

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
30 | Janus Henderson Balanced Portfolio

Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.96%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 98	$ 306	$ 531	$ 1,178

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2021, they ranged from approximately $181 million to $55.8 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
31 | Janus Henderson Enterprise Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
REIT Risk.  Real estate investment trusts (“REITs”) are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
32 | Janus Henderson Enterprise Portfolio

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.04%	Worst Quarter:	1st Quarter 2020	– 24.43%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Enterprise Portfolio
Service Shares	16.54%	18.84%	16.93%	11.62%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.73%	19.83%	16.63%	11.03%

The Portfolio’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

33 | Janus Henderson Enterprise Portfolio

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
34 | Janus Henderson Enterprise Portfolio

Portfolio summary

Janus Henderson Forty Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Forty Portfolio (“Forty Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.70%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	1.02%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 31% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio is classified as nondiversified, which allows it to hold larger positions in companies, compared to a portfolio that is classified as diversified. As of December 31, 2021, the Portfolio held stocks of 40 companies. Of these holdings, 30 comprised approximately 89.10% of the Portfolio’s holdings.
The portfolio managers apply a “bottom up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio generally sells a security when, in the portfolio managers’ opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
35 | Janus Henderson Forty Portfolio

The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the portfolio managers more flexibility to hold larger positions in securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer in the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price. Since the Portfolio normally invests primarily in a core portfolio of 30-40 common stocks, this risk may be increased.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
36 | Janus Henderson Forty Portfolio

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.70%	Worst Quarter:	4th Quarter 2018	– 14.93%

37 | Janus Henderson Forty Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (5/1/97)
Forty Portfolio
Service Shares	22.60%	25.27%	20.00%	13.14%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%	10.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	9.53%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since June 2013. Brian Recht is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
38 | Janus Henderson Forty Portfolio

Portfolio summary

Janus Henderson Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.52%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.85%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 87	$ 271	$ 471	$ 1,049

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward
39 | Janus Henderson Research Portfolio

opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral
40 | Janus Henderson Research Portfolio

provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.63%	Worst Quarter:	4th Quarter 2018	– 16.13%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Research Portfolio
Service Shares	20.05%	21.68%	17.16%	9.81%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%	11.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
41 | Janus Henderson Research Portfolio

•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
42 | Janus Henderson Research Portfolio

Portfolio summary

Janus Henderson U.S. Low Volatility Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson U.S. Low Volatility Portfolio (“U.S. Low Volatility Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 157% of the average value of its portfolio.

Principal investment strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. stocks from the universe of the S&P 500® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States. Over time, and under normal market conditions, the Portfolio seeks to achieve market-like returns over the long-term, with lower absolute volatility than the S&P 500 Index (the Portfolio’s benchmark index). In this context, absolute volatility refers to the variation in the returns of the Portfolio and the benchmark index as measured by the standard deviation of monthly returns.
The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500 Index. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
43 | Janus Henderson U.S. Low Volatility Portfolio

In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500 Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s holdings, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Investment Process Risk. The proprietary mathematical investment process used by Intech may not achieve the desired results. As Intech’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to the named benchmark index. Even when the proprietary mathematical investment process is working appropriately, Intech expects that there will be periods of underperformance relative to the named benchmark index. In particular, Intech’s low volatility strategy may underperform the S&P 500 Index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the Portfolio, might not provide the intended results, and may adversely impact the Portfolio’s performance.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Portfolio’s performance.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

44 | Janus Henderson U.S. Low Volatility Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	1st Quarter 2013	13.41%	Worst Quarter:	1st Quarter 2020	– 16.88%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	Since Inception (9/6/12)
U.S. Low Volatility Portfolio
Service Shares	21.34%	12.12%	12.35%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.04%

The Portfolio’s primary benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Investment Subadviser:  Intech Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), and Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003) works together to implement the mathematical investment process. No one person of the Portfolio’s investment team is primarily responsible for implementing the investment strategies of the Portfolio.

45 | Janus Henderson U.S. Low Volatility Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
46 | Janus Henderson U.S. Low Volatility Portfolio

Portfolio summary

Janus Henderson Global Technology and Innovation Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 99	$ 309	$ 536	$ 1,190

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 47% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Portfolio’s holdings include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
47 | Janus Henderson Global Technology and Innovation Portfolio

The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have exposure to emerging markets. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the portfolio managers may consider in their fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. The portfolio managers may generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
48 | Janus Henderson Global Technology and Innovation Portfolio

Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Portfolio’s performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may
49 | Janus Henderson Global Technology and Innovation Portfolio

use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.98%	Worst Quarter:	4th Quarter 2018	– 16.31%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (1/18/00)
Global Technology and Innovation Portfolio
Service Shares	17.75%	30.32%	22.96%	6.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	7.59%
MSCI All Country World Information Technology Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	27.36%	29.47%	21.62%	6.18%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
50 | Janus Henderson Global Technology and Innovation Portfolio

•
The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
51 | Janus Henderson Global Technology and Innovation Portfolio

Portfolio summary

Janus Henderson Mid Cap Value Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.51%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.92%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 63% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index. The market capitalizations within the index will vary, but as of December 31, 2021, they ranged from approximately $163 million to $71.52 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio may invest up to 20% of its net assets in cash or similar investments. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
52 | Janus Henderson Mid Cap Value Portfolio

The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
53 | Janus Henderson Mid Cap Value Portfolio

Cash Holdings Risk. If the Portfolio’s investments in cash, cash equivalents, or similar investments increase, the Portfolio may not participate in market advances or declines to the same extent that it would if the Portfolio had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Portfolio’s performance and ability to achieve its investment objective. The Portfolio may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Portfolio’s performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	18.15%	Worst Quarter:	1st Quarter 2020	– 29.16%

54 | Janus Henderson Mid Cap Value Portfolio

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (12/31/02)
Mid Cap Value Portfolio
Service Shares	19.42%	8.48%	10.02%	9.95%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	28.34%	11.22%	13.44%	11.69%

The Portfolio’s primary benchmark index is the Russell Midcap Value Index. The Russell Midcap Value Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Kevin Preloger is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
55 | Janus Henderson Mid Cap Value Portfolio

Additional information about the Portfolios

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Except as otherwise indicated, the fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2021.
•
“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Portfolio to the Adviser. Global Research Portfolio, Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60% for Global Research Portfolio and 0.64% for each of Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
may include acquired fund fees and expenses, which are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. If applicable, such amounts are less than 0.01%.
°
may include reimbursement to Janus Henderson Services US LLC (the “Transfer Agent”), the Portfolios’ transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
°
may include any other transfer agent fees and expenses, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Portfolios’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a portfolio’s performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•
All expenses in a Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Portfolio has an 80% investment policy, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Portfolio’s investment
56 | Janus Aspen Series

objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary sections, including the types of securities each Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolios may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s composition can change over time. Except for the Portfolios’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit, other than illiquid investments and borrowing, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The portfolio managers’ investment process for Flexible Bond Portfolio is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Central Research Team, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron, selects investments for Global Research Portfolio and Research Portfolio that represent their high-conviction investment ideas in all market capitalizations, styles, and with respect to Global Research Portfolio, geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolios, the Central Research Team emphasizes investments in securities of U.S.-based issuers for Research Portfolio. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
In selecting investments, Global Sustainable Equity Portfolio’s portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider ESG factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG issues considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply these ESG factors in managing the Portfolio’s cash and cash equivalents.
To identify the universe of investible securities for the Portfolio, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (generally no more than 5-10%), industries, activities, or assets considered by the portfolio managers to have a negative impact on the environment.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to
57 | Janus Aspen Series

address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
A current list of such activities, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The Portfolio generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Portfolio.
Overseas Portfolio pursues its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers may generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Balanced Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
Enterprise Portfolio may invest substantially all of its assets in common stock selected for their growth potential. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
58 | Janus Aspen Series

Forty Portfolio pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The portfolio managers apply a “bottom up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio generally sells a security when, in the portfolio managers’ opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
U.S. Low Volatility Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. stocks from the universe of the S&P 500 Index, utilizing Intech’s mathematical investment process. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500 Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
Global Technology and Innovation Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the portfolio managers may consider in their fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. The portfolio managers may generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Mid Cap Value Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
Unless the investment objective or policies prescribe otherwise, the portfolio managers and/or investment personnel may consider selling a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The portfolio managers and/or investment personnel may also consider selling a Portfolio holding to meet redemptions.
Cash Position
U.S. Low Volatility Portfolio, which is subadvised by Intech, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. U.S. Low Volatility Portfolio may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to U.S. Low Volatility Portfolio. To the extent U.S. Low Volatility Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay U.S. Low Volatility Portfolio from accessing its cash.
59 | Janus Aspen Series

Except as described above for U.S. Low Volatility Portfolio, the Portfolios may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Portfolios may vary significantly. When a Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Environmental, Social, and Governance (ESG) Factors
ESG Factors are a set of factors considered in employing Global Sustainable Equity Portfolio’s investment strategy that include corporate governance, human capital and diversity, carbon footprint, and business ethics.
Foreign Securities
Each Portfolio, including U.S. Low Volatility Portfolio to the extent that foreign securities may be included in its benchmark index, may invest in foreign securities. The portfolio managers and/or investment personnel seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, with the exception of Overseas Portfolio, which normally invests at least 80% of its investments outside of the United States, and the Portfolios may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
Each Portfolio will not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
A Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on
60 | Janus Aspen Series

these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings and Secondary Offerings
A Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Portfolio.
Loans
Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Portfolio’s total assets.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership
61 | Janus Aspen Series

or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Certain Portfolios may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
A Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Forty Portfolio is classified as “nondiversified.” A portfolio that is classified as “nondiversified” has the ability to take larger positions in issuers than a portfolio that is classified as “diversified.” This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the portfolio.
Portfolio Turnover
In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio (including due to shareholder purchases and redemptions), the nature of a Portfolio’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Portfolio’s holdings whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolios.
Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
In general, U.S. Low Volatility Portfolio intends to purchase securities for long-term investment consistent with Intech’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of Intech’s mathematical investment process, the Portfolio may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of U.S. Low Volatility Portfolio (including due to shareholder purchases and redemptions), and the nature of the Portfolio’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by U.S. Low Volatility Portfolio typically result in higher portfolio turnover compared to a “buy and hold” fund strategy. Intech periodically rebalances the stocks in the Portfolio to its target weighting versus the Portfolio’s benchmark index, as determined by Intech’s mathematical investment process.
62 | Janus Aspen Series

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolios’ historical turnover rates.
Real Estate-Related Securities
Each Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. With the exception of Flexible Bond Portfolio and Balanced Portfolio, each Portfolio’s gross notional exposure to short positions may not exceed 10% of each Portfolio’s net assets. Flexible Bond Portfolio’s gross notional exposure to short positions may not exceed 50% of the Portfolio’s net assets. Balanced Portfolio’s gross notional exposure to short positions may not exceed 50% of the net assets in the Portfolio’s fixed-income portion, and may not exceed 10% of the net assets in the Portfolio’s equity portion.
A Portfolio may also engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
63 | Janus Aspen Series

A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. A Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
A Portfolio’s investments in short positions through derivative instruments may expose the Portfolio to similar risks. A short derivative position involves a Portfolio writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that a Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then a Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on a Portfolio, which may increase the Portfolio’s volatility.
Special Purpose Acquisition Companies
Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Special Situations
Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in
64 | Janus Aspen Series

“special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Sustainable Investing
Sustainable investing is an investment approach utilized by Global Sustainable Equity Portfolio that focuses on companies that related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Index Credit Default Swaps. Certain Portfolios may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Single-Name Credit Default Swaps. Certain Portfolios may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase a Portfolio’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
TBA Commitments
A Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
65 | Janus Aspen Series

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios’ assets or reducing risk; however, they may not achieve the Portfolios’ investment objectives. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions
Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
equity securities (such as stocks or any other security representing an ownership interest)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
pass-through securities including mortgage dollar rolls
•
collateralized debt obligations, collateralized mortgage obligations, and other similarly structured securities
•
pay-in-kind, and step coupon securities
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolios
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios, including those risks that are summarized in the Portfolio Summary sections. This information also
66 | Janus Aspen Series

includes descriptions of other risks a Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Collateralized Debt Obligation Risk. A Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk. A Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that a Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Portfolio’s investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield. If a security has not received a rating, a Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Portfolio’s
67 | Janus Aspen Series

returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Portfolio to be more volatile than if it had not used leverage.
The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio’s losses are theoretically unlimited.
•
Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Portfolio’s performance. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Portfolio, which will expose the Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Portfolio and may force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Portfolio from divesting of a forward currency contract at the optimal time and may adversely affect a Portfolio’s returns and net asset value.
•
Futures and Swaps Related to Interest Rate Risk. A Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the portfolio managers’ and/or investment personnel’s prediction of the direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers and/or investment personnel are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers and/or investment personnel may not result in the successful use of futures and swaps related to interest rates.
•
Index Credit Default Swaps Risk. If a Portfolio holds a long position in an index credit default swap (“CDX”), the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.
•
Single-Name Credit Default Swaps Risk. When a Portfolio buys a single-name credit default swap (“CDS”), the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is
68 | Janus Aspen Series

particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, a Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that a Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. A Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Portfolio invests in Chinese local market securities.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
69 | Janus Aspen Series

Exchange-Traded Funds Risk. A Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in a Portfolio’s income or return potential. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Portfolio invests in derivatives tied to fixed-income securities, such Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Portfolio may be subject to a greater risk of rising
70 | Janus Aspen Series

interest rates due to the current period of historically low rates. These developments could cause a Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Portfolio may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. To the extent that companies included in U.S. Low Volatility Portfolio’s benchmark index have foreign exposure, U.S. Low Volatility Portfolio may be subject to foreign investment risks. Additionally, such risk may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Portfolio’s ability to buy affected securities or force a Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
71 | Janus Aspen Series

•
Geographic Concentration Risk. To the extent that a Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Growth Securities Risk. Certain Portfolios invest in companies that the portfolio managers and/or investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s and/or investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Portfolio’s exposure to industry and sector risk.
Inflation-Related Investments Risk. Inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities normally will decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Portfolio.
Initial Public Offering and Secondary Offering Risk. A Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolios, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Portfolios’ performance in the past, there can be no assurance that the Portfolios will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
72 | Janus Aspen Series

A Portfolio may purchase shares in secondary offerings. Secondary offerings may expose a Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a portfolio to the extent that it has a small asset base and the portfolio may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. Flexible Bond Portfolio may manage interest rate risk by varying the average-weighted effective maturity of the holdings to reflect an analysis of interest rate trends and other factors. Flexible Bond Portfolio’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. A Portfolio may also use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of Balanced Portfolio’s holdings includes fixed-income securities.
Investment Process Risk. The proprietary mathematical investment process used by Intech may not achieve the desired results. Additionally, the rebalancing techniques used by Intech typically result in a higher relative portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, U.S. Low Volatility Portfolio may not outperform its benchmark index, and will likely underperform its benchmark index. As a result of Intech’s investment process, the Portfolio may tend to invest in the smaller capitalization members of the benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the benchmark index, and fewer stocks are driving benchmark index returns, the Portfolio’s performance may be negatively affected relative to the benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact U.S. Low Volatility Portfolio’s performance. In addition, others may attempt to utilize public information related to Intech’s investment strategy in a way that may affect performance.
To minimize the risk of significant underperformance relative to the benchmark index, Intech has designed certain risk controls. U.S. Low Volatility Portfolio normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to U.S. Low Volatility Portfolio.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect a Portfolio’s performance and/or net asset value.
73 | Janus Aspen Series

Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on a Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Liquidity Risk. A Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Portfolio’s value or prevent such Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•
Bank Loan Risk. The bank loans in which Flexible Bond Portfolio and Balanced Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of a Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Portfolio to lose income or principal on a particular investment, which in turn could affect a Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Portfolio. Additionally, borrowers may pay back principal in whole or part,
74 | Janus Aspen Series

prior to scheduled due dates. Such prepayment may result in a Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to a Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
A Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Portfolio may also invest in other floating rate debt securities or other investments. For example, a Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•
Bridge Loan Risk. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•
DIP Loan Risk. Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP loan.
•
Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Portfolio to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
•
COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and
75 | Janus Aspen Series

events could have a significant impact on a Portfolio and its investments, a Portfolio’s ability to meet redemption requests, and the processes and operations of a Portfolio’s service providers, including the Adviser.
•
Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Money Market Fund Investment Risk. The Portfolios may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolios will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, a Portfolio, through its investment in a money market fund, may not achieve its investment objective. To the extent a Portfolio transacts in instruments such as derivatives, such Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Portfolio directly bears, a Portfolio indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Portfolio’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or
76 | Janus Aspen Series

substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Forty Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, and has from time to time operated as diversified, its nondiversified classification gives the portfolio managers more flexibility to hold larger positions in securities than a portfolio that is classified as diversified.
Portfolio Management Risk. The Portfolios, with the exception of U.S. Low Volatility Portfolio, are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results. A Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities could decrease a Portfolio’s liquidity profile or prevent a Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
REIT Risk. To the extent that a Portfolio holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of a Portfolio’s expenses. The value of investments REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
77 | Janus Aspen Series

Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of such a default, the Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio’s holdings. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Portfolio will be successful.
Small- and Mid-Sized Companies Risk. A Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. A Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Sustainable Investment Risk. Global Sustainable Equity Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not
78 | Janus Aspen Series

be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
TBA Commitments Risk. A Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Portfolio may be less favorable than expected. There is a risk that the security that a Portfolio buys will lose value between the purchase and settlement dates. When a Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” presents additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company, through a contractual agreement, without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Portfolio may lose its entire investment. A Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, a Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
79 | Janus Aspen Series

Management of the Portfolios

Investment adviser
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day-to-day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments for all Portfolios except U.S. Low Volatility Portfolio. Intech is responsible for the day-to-day management of the investment portfolio of U.S. Low Volatility Portfolio subject to the general oversight of the Adviser. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Portfolio. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which one or more Janus Henderson employees, acting for JHIUKL, may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Global Sustainable Equity Portfolio on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, has responsibility to oversee any subadviser to a Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Portfolio. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios.

Management expenses
Each Portfolio pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. The Adviser pays Intech a subadvisory fee from its investment advisory fee for managing U.S. Low Volatility Portfolio.
80 | Janus Aspen Series

The following tables reflect each Portfolio’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to the Adviser (gross and net of fee waivers, if applicable).
Fixed-Rate Investment Advisory Fee
The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Fixed Income
Flexible Bond Portfolio(1)	First $300 Million	0.55	0.48
	Over $300 Million	0.45
Global & International
Global Sustainable Equity Portfolio(1)	First $2 Billion	0.75	N/A(2)
	Over $2 Billion	0.70
Growth & Core
Balanced Portfolio	All Asset Levels	0.55	0.55
Enterprise Portfolio	All Asset Levels	0.64	0.64
Mathematical
U.S. Low Volatility Portfolio(3)	All Asset Levels	0.50	0.50
Specialty Equity
Global Technology and Innovation Portfolio(1)	All Asset Levels	0.64	0.64

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver is reflected in the actual investment advisory fee rate shown.
(2)
The Portfolio commenced operations on January 26, 2022.
(3)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.79% for at least a one-year period commencing on April 29, 2022. In addition, the Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.83% for at least a one-year period commencing on April 29, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
Performance-Based Investment Advisory Fee
As reflected in the table below, Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year.
As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate
81 | Janus Aspen Series

(listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Global Research Portfolio	0.60	± 6.00%	0.69	0.69
Mid Cap Value Portfolio(1)	0.64	± 4.00%	0.51	0.51
Research Portfolio	0.64	± 5.00%	0.52	0.52
Overseas Portfolio	0.64	± 7.00%	0.77	0.77
Forty Portfolio	0.64	± 8.50%	0.70	0.70

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 29, 2022. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver and any applicable performance adjustment is reflected in the actual investment advisory fee rate shown.
For Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:
Portfolio Name	Benchmark Index
Global Research Portfolio	MSCI World Index
Mid Cap Value Portfolio	Russell Midcap Value Index
Research Portfolio	Russell 1000 Growth Index
Overseas Portfolio	MSCI All Country World ex-USA Index
Forty Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average
82 | Janus Aspen Series

daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements and subadvisory agreement (as applicable) is included in each Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Portfolio listed below or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. The Adviser has agreed to continue each waiver for at least a one-year period commencing on April 29, 2022, except for Global Sustainable Equity Portfolio’s fee waiver, which continues until at least April 30, 2023. In addition, with respect to U.S. Low Volatility Portfolio, the Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.83% for at least a one-year period commencing on April 29, 2022. For information about how the expense limit affects the total expenses of each Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
83 | Janus Aspen Series

Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio(1)	0.85
Mathematical
U.S. Low Volatility Portfolio	0.79
Specialty Equity
Global Technology and Innovation Portfolio	0.95
Value
Mid Cap Value Portfolio(2)	0.77

(1)
For a period beginning with the Portfolio’s commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations, or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.
(2)
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Subadviser
Intech Investment Management LLC (“Intech”) serves as subadviser to U.S. Low Volatility Portfolio pursuant to an Interim Subadvisory Agreement that became effective on March 31, 2022 and will remain in effect until on or about June 10, 2022, at which time the Adviser is expected to become the sole adviser to the Portfolio. Intech (together with its predecessors), 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, Intech provides day-to-day management of the investment operations of U.S. Low Volatility Portfolio.

Investment personnel
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
84 | Janus Aspen Series

Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Global Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Global Sustainable Equity Portfolio

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Overseas Portfolio

Co-Portfolio Managers George P. Maris and Julian McManus are responsible for the day-to-day management of the Portfolio. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2016. Mr. Maris is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in January 2007. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
85 | Janus Aspen Series

Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Forty Portfolio

Co-Portfolio Managers A. Douglas Rao, Brian Recht, and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.
A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
86 | Janus Aspen Series

U.S. Low Volatility Portfolio

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of U.S. Low Volatility Portfolio.
Adrian Banner, Ph.D., has been Chief Executive Officer at Intech since November 2012 and Chief Investment Officer at Intech since January 2012. Dr. Banner joined Intech in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a Master of Science degree and a Bachelor of Science degree in Mathematics from the University of New South Wales, Australia.
Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer at Intech since November 2012. Dr. Papathanakos joined Intech in October 2006. He received his Ph.D. in Physics from Princeton University and holds a Bachelor of Science degree in Physics from the University of Ioannina, Greece.
Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at Intech since March 2003. Mr. Runnels joined Intech in June 1998. He holds a Bachelor of Science degree in Business Administration from Murray State University. Mr. Runnels holds the Chartered Financial Analyst designation.
Global Technology and Innovation Portfolio

Co-Portfolio Managers Jonathan Cofsky and Denny Fish jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Research Team of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Mid Cap Value Portfolio

Co-Portfolio Managers Kevin Preloger and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Kevin Preloger is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. Mr. Preloger is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. Mr. Tugman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Portfolio(s) that they manage and certain other mutual funds advised by the Adviser, is included in the SAI.
Conflicts of Interest
The Adviser and Intech each manage other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional
87 | Janus Aspen Series

potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.
88 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
A Portfolio may limit sales of its Shares to new investors. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolios
The Portfolios are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
89 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. A portion of a Portfolio’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Portfolio is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a portfolio that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If a Portfolio invests in partnerships, it may be subject to state tax liabilities.
90 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select specific Portfolios as investment options for a contract or a qualified retirement plan.
With certain exceptions, the Portfolios are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Portfolios require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolios use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a
91 | Janus Aspen Series

portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios’ valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay the Distributor a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolios’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios.

Payments to financial intermediaries by the Adviser or its affiliates
From its own assets, the Adviser or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
The Adviser or its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson
92 | Janus Aspen Series

funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
93 | Janus Aspen Series

Potential Conflicts
Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. The Adviser intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to
94 | Janus Aspen Series

realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolios are intended for long-term investment purposes, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios’ shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts
95 | Janus Aspen Series

traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Portfolio.
Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. With the exception of U.S. Low Volatility Portfolio, a schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag. For U.S. Low Volatility Portfolio, portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after
96 | Janus Aspen Series

the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
U.S. Low Volatility Portfolio may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
•
Top Holdings. Each Portfolio’s (with the exception of U.S. Low Volatility Portfolio) top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag. Top holdings of U.S. Low Volatility Portfolio, consisting of security names only in alphabetical order and aggregate percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers (with the exception of U.S. Low Volatility Portfolio) ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio’s investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
97 | Janus Aspen Series

Financial highlights

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.99	$12.99	$12.23	$12.73	$12.63
Income from investment operations:
Net investment income/(loss)(1)	0.20	0.28	0.34	0.33	0.29
Net gain/(loss) on securities (both realized and unrealized)	(0.37)	1.05	0.79	(0.50)	0.13
Total from investment operations	(0.17)	1.33	1.13	(0.17)	0.42
Less distributions:
Dividends (from net investment income)	(0.22)	(0.33)	(0.37)	(0.33)	(0.32)
Distributions (from capital gains)	(0.33)	—	—	—	—
Total distributions	(0.55)	(0.33)	(0.37)	(0.33)	(0.32)
Net asset value, end of period	$13.27	$13.99	$12.99	$12.23	$12.73
Total return(2)	(1.18)%	10.33%	9.28%	(1.29)%	3.35%
Net assets, end of period (in thousands)	$547,915	$493,364	$396,771	$384,824	$403,243
Average net assets for the period (in thousands)	$513,269	$431,012	$384,358	$389,260	$402,544
Ratio of gross expenses to average net assets	0.84%	0.85%	0.85%	0.86%	0.85%
Ratio of net expenses to average net assets	0.82%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income/(loss) to average net assets	1.47%	2.03%	2.63%	2.64%	2.27%
Portfolio turnover rate(3)	160%	139%	177%	238%	130%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
98 | Janus Aspen Series

Global Research Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$62.00	$55.27	$46.15	$50.17	$39.87
Income from investment operations:
Net investment income/(loss)(1)	0.21	0.25	0.45	0.48	0.38
Net gain/(loss) on securities (both realized and unrealized)	10.62	9.77	12.39	(4.00)	10.24
Total from investment operations	10.83	10.02	12.84	(3.52)	10.62
Less distributions:
Dividends (from net investment income)	(0.25)	(0.30)	(0.45)	(0.50)	(0.32)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—
Total distributions	(3.52)	(3.29)	(3.72)	(0.50)	(0.32)
Net asset value, end of period	$69.31	$62.00	$55.27	$46.15	$50.17
Total return(2)	17.80%	19.76%	28.71%	(7.08)%	26.68%
Net assets, end of period (in thousands)	$258,922	$235,787	$214,425	$180,168	$210,318
Average net assets for the period (in thousands)	$248,792	$206,127	$198,883	$206,497	$197,483
Ratio of gross expenses to average net assets	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of net expenses to average net assets	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of net investment income/(loss) to average net assets	0.32%	0.47%	0.88%	0.94%	0.81%
Portfolio turnover rate	20%	33%	36%	36%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
99 | Janus Aspen Series

Overseas Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$36.57	$31.90	$25.63	$30.74	$23.87
Income from investment operations:
Net investment income/(loss)(1)	0.46	0.27	0.50	0.44	0.39
Net gain/(loss) on securities (both realized and unrealized)	4.41	4.77	6.30	(5.05)	6.93
Total from investment operations	4.87	5.04	6.80	(4.61)	7.32
Less distributions:
Dividends (from net investment income)	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Distributions (from capital gains)	—	—	—	—	—
Total distributions	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Net asset value, end of period	$41.02	$36.57	$31.90	$25.63	$30.74
Total return(2)	13.32%	15.99%	26.76%	(15.17)%	30.80%
Net assets, end of period (in thousands)	$570,494	$540,349	$535,223	$483,432	$636,671
Average net assets for the period (in thousands)	$567,812	$468,995	$508,303	$587,476	$598,500
Ratio of gross expenses to average net assets	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of net expenses to average net assets	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of net investment income/(loss) to average net assets	1.14%	0.92%	1.76%	1.46%	1.40%
Portfolio turnover rate	21%	21%	23%	25%	33%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
100 | Janus Aspen Series

Balanced Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$46.11	$41.70	$35.59	$37.09	$31.89
Income from investment operations:
Net investment income/(loss)(1)	0.32	0.54	0.68	0.60	0.58
Net gain/(loss) on securities (both realized and unrealized)	7.42	5.15	7.11	(0.44)	5.17
Total from investment operations	7.74	5.69	7.79	0.16	5.75
Less distributions:
Dividends (from net investment income)	(0.33)	(0.64)	(0.65)	(0.67)	(0.48)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total distributions	(0.70)	(1.28)	(1.68)	(1.66)	(0.55)
Net asset value, end of period	$53.15	$46.11	$41.70	$35.59	$37.09
Total return(2)	16.91%	14.05%	22.27%	0.43%	18.13%
Net assets, end of period (in thousands)	$8,272,771	$6,217,051	$4,845,966	$3,445,696	$2,887,613
Average net assets for the period (in thousands)	$7,144,785	$5,239,258	$4,109,486	$3,235,435	$2,523,514
Ratio of gross expenses to average net assets	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of net expenses to average net assets	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of net investment income/(loss) to average net assets	0.65%	1.28%	1.74%	1.62%	1.69%
Portfolio turnover rate(3)	56%	80%	79%	97%	67%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
101 | Janus Aspen Series

Enterprise Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$87.46	$79.93	$63.00	$66.67	$56.22
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	—(2)	0.09	0.03	(0.05)
Net gain/(loss) on securities (both realized and unrealized)	13.87	13.45	21.63	(0.12)	14.82
Total from investment operations	13.84	13.45	21.72	(0.09)	14.77
Less distributions:
Dividends (from net investment income)	(0.23)	—	(0.04)	(0.08)	(0.09)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total distributions	(8.81)	(5.92)	(4.79)	(3.58)	(4.32)
Net asset value, end of period	$92.49	$87.46	$79.93	$63.00	$66.67
Total return(3)	16.54%	19.18%	35.14%	(0.65)%	27.09%
Net assets, end of period (in thousands)	$1,039,696	$922,221	$821,408	$588,973	$555,550
Average net assets for the period (in thousands)	$987,585	$773,949	$734,274	$612,433	$489,237
Ratio of gross expenses to average net assets	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of net expenses to average net assets	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of net investment income/(loss) to average net assets	(0.03)%	0.00%(4)	0.12%	0.04%	(0.08)%
Portfolio turnover rate	17%	16%	14%	14%	14%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(4)
Less than 0.005%.
102 | Janus Aspen Series

Forty Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$52.96	$41.53	$33.15	$37.84	$30.79
Income from investment operations:
Net investment income/(loss)(1)	(0.28)	(0.12)	(0.01)	(0.03)	(0.07)
Net gain/(loss) on securities (both realized and unrealized)	11.45	15.15	11.80	1.28	9.15
Total from investment operations	11.17	15.03	11.79	1.25	9.08
Less distributions:
Dividends (from net investment income)	—	(0.08)	(0.01)	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total distributions	(7.49)	(3.60)	(3.41)	(5.94)	(2.03)
Net asset value, end of period	$56.64	$52.96	$41.53	$33.15	$37.84
Total return(2)	22.60%	39.03%	36.85%	1.72%	29.99%
Net assets, end of period (in thousands)	$718,925	$634,393	$525,112	$427,321	$466,969
Average net assets for the period (in thousands)	$686,446	$548,645	$495,465	$487,559	$457,168
Ratio of gross expenses to average net assets	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of net expenses to average net assets	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of net investment income/(loss) to average net assets	(0.50)%	(0.27)%	(0.02)%	(0.08)%	(0.19)%
Portfolio turnover rate	31%	41%	35%	41%	39%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
103 | Janus Aspen Series

Research Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$47.78	$39.64	$32.87	$35.68	$28.31
Income from investment operations:
Net investment income/(loss)(1)	(0.13)	0.03	0.11	0.09	0.08
Net gain/(loss) on securities (both realized and unrealized)	9.41	11.80	10.98	(0.92)	7.69
Total from investment operations	9.28	11.83	11.09	(0.83)	7.77
Less distributions:
Dividends (from net investment income)	(0.01)	(0.09)	(0.12)	(0.13)	(0.08)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total distributions	(2.72)	(3.69)	(4.32)	(1.98)	(0.40)
Net asset value, end of period	$54.34	$47.78	$39.64	$32.87	$35.68
Total return(2)	20.05%	32.58%	35.22%	(2.84)%	27.55%
Net assets, end of period (in thousands)	$184,641	$172,198	$150,614	$126,817	$160,439
Average net assets for the period (in thousands)	$178,748	$151,973	$141,550	$148,101	$155,006
Ratio of gross expenses to average net assets	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of net expenses to average net assets	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of net investment income/(loss) to average net assets	(0.26)%	0.08%	0.30%	0.25%	0.23%
Portfolio turnover rate	33%	33%	38%	47%	55%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
104 | Janus Aspen Series

U.S. Low Volatility Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.30	$19.43	$16.05	$17.43	$15.30
Income from investment operations:
Net investment income/(loss)(1)	0.15	0.30	0.34	0.28	0.24
Net gain/(loss) on securities (both realized and unrealized)	3.28	0.20	4.07	(1.05)	2.11
Total from investment operations	3.43	0.50	4.41	(0.77)	2.35
Less distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.31)	(0.30)	(0.22)
Distributions (from capital gains)	(3.66)	(1.28)	(0.72)	(0.31)	—
Total distributions	(4.04)	(1.63)	(1.03)	(0.61)	(0.22)
Net asset value, end of period	$17.69	$18.30	$19.43	$16.05	$17.43
Total return(2)	21.20%	3.51%	28.05%	(4.58)%	15.44%
Net assets, end of period (in thousands)	$30,541	$993,204	$1,087,328	$1,004,693	$1,150,778
Average net assets for the period (in thousands)	$499,685	$996,571	$1,073,019	$1,106,198	$1,059,734
Ratio of gross expenses to average net assets	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of net expenses to average net assets	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of net investment income/(loss) to average net assets	0.79%	1.67%	1.85%	1.61%	1.50%
Portfolio turnover rate	157%	44%	15%	20%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
105 | Janus Aspen Series

Global Technology and Innovation Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.51	$15.03	$11.19	$11.56	$8.49
Income from investment operations:
Net investment income/(loss)(1)	(0.10)	(0.05)	(0.02)	(0.02)	(0.02)
Net gain/(loss) on securities (both realized and unrealized)	3.49	7.10	4.87	0.20	3.74
Total from investment operations	3.39	7.05	4.85	0.18	3.72
Less distributions:
Dividends (from net investment income)	(0.03)	—	—	—	—
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total distributions	(2.99)	(1.57)	(1.01)	(0.55)	(0.65)
Net asset value, end of period	$20.91	$20.51	$15.03	$11.19	$11.56
Total return(2)	17.69%	50.80%	44.82%	0.91%	44.91%
Net assets, end of period (in thousands)	$878,244	$732,854	$508,622	$370,831	$369,931
Average net assets for the period (in thousands)	$822,224	$577,972	$449,847	$416,626	$320,729
Ratio of gross expenses to average net assets	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of net expenses to average net assets	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	(0.49)%	(0.32)%	(0.13)%	(0.16)%	(0.21)%
Portfolio turnover rate	47%	44%	30%	32%	23%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
106 | Janus Aspen Series

Mid Cap Value Portfolio – Service Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.42	$16.12	$13.62	$17.49	$16.10
Income from investment operations:
Net investment income/(loss)(1)	0.12	0.13	0.16	0.13	0.08
Net gain/(loss) on securities (both realized and unrealized)	2.87	(0.40)	3.77	(2.32)	2.06
Total from investment operations	2.99	(0.27)	3.93	(2.19)	2.14
Less distributions:
Dividends (from net investment income)	(0.05)	(0.15)	(0.16)	(0.15)	(0.11)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total distributions	(0.05)	(0.43)	(1.43)	(1.68)	(0.75)
Net asset value, end of period	$18.36	$15.42	$16.12	$13.62	$17.49
Total return(2)	19.42%	(1.21)%	30.05%	(13.82)%	13.63%
Net assets, end of period (in thousands)	$78,435	$67,967	$72,167	$62,334	$76,123
Average net assets for the period (in thousands)	$74,166	$62,469	$68,198	$72,480	$74,099
Ratio of gross expenses to average net assets	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of net expenses to average net assets	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of net investment income/(loss) to average net assets	0.68%	0.97%	1.06%	0.78%	0.47%
Portfolio turnover rate	63%	44%	43%	42%	48%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
107 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
108 | Janus Aspen Series

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
109 | Janus Aspen Series

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
110 | Janus Aspen Series

Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
111 | Janus Aspen Series

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the
112 | Janus Aspen Series

security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
113 | Janus Aspen Series

Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

114 | Janus Aspen Series

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality
115 | Janus Aspen Series

assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
116 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.
109-20-81124 04-22

▼ April 29, 2022

Institutional Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	JAFLX
Global & International
Janus Henderson Global Research Portfolio	JAWGX
Janus Henderson Global Sustainable Equity Portfolio	JHISX
Janus Henderson Overseas Portfolio	JAIGX
Growth & Core
Janus Henderson Balanced Portfolio	JABLX
Janus Henderson Enterprise Portfolio	JAAGX
Janus Henderson Forty Portfolio	JACAX
Janus Henderson Research Portfolio	JAGRX
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	JGLTX
Value
Janus Henderson Mid Cap Value Portfolio	JAMVX
Janus Aspen Series

Statement of Additional Information
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for the Institutional Shares (the “Shares”) of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) and by certain qualified retirement plans. The Portfolios also offer an additional class of shares to certain qualified plans or separate accounts of insurance companies.
This SAI is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectuses dated April 29, 2022, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios’ operations and activities than the Prospectuses. The Annual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI. The Annual and Semiannual Reports are available (for Janus Henderson Global Sustainable Equity Portfolio as they become available), without charge, from your plan sponsor, or other financial intermediary, at janushenderson.com/VIT, or by contacting a Janus Henderson representative at 1-877-335-2687.

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	52
Custodian, transfer agent, and certain affiliations	65
Securities lending	67
Portfolio transactions and brokerage	68
Shares of the trust	74
Net Asset Value Determination	74
Purchases	75
Redemptions	75
Income dividends, capital gains distributions, and tax status	77
Trustees and officers	79
Principal shareholders	93
Miscellaneous information	96
Shares of the Trust	96
Shareholder Meetings	96
Voting Rights	97
Independent Registered Public Accounting Firm	97
Registration Statement	97
Financial statements	98
Appendix A	99
Explanation of Rating Categories	99
1

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Aspen Series
This Statement of Additional Information includes information about ten series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Forty Portfolio (“Forty Portfolio”) is classified as nondiversified. Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”), Janus Henderson Global Research Portfolio (“Global Research Portfolio”), Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”), Janus Henderson Overseas Portfolio (“Overseas Portfolio”), Janus Henderson Balanced Portfolio (“Balanced Portfolio”), Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”), Janus Henderson Research Portfolio (“Research Portfolio”), Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”), and Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) are classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for each Portfolio. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC.

Investment Policies and Restrictions Applicable to all Portfolios
The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to each Portfolio, except policy (1), which applies only to the Portfolios specifically listed in that policy.
(1) With respect to 75% of its total assets, Flexible Bond Portfolio, Global Research Portfolio, Global Sustainable Equity Portfolio, Overseas Portfolio, Balanced Portfolio, Enterprise Portfolio, Research Portfolio, Global Technology and Innovation Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Each Portfolio may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Portfolio (excluding Global Sustainable Equity Portfolio) may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Portfolios may not issue “senior securities” in contravention of the
2

1940 Act. With respect to Global Sustainable Equity Portfolio, the Portfolio may not borrow money or issue “senior securities” in each case except as permitted under the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.
(6) The Portfolios may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
3

For purposes of the Portfolios’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Portfolio’s policies on investing in particular industries, each Portfolio relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg L.P. for fixed-income investments. Portfolios with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Portfolio may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Portfolios may change any source used for determining industry classifications without prior shareholder notice or approval.

Investment Policy Applicable to Balanced Portfolio
Balanced Portfolio. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in issuers than a portfolio that is classified as “diversified.” This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.
Cash Position
As discussed in the Prospectuses, a Portfolio’s cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Portfolio may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Certain Portfolios may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
4

If illiquid investments that are assets exceed 15% of a Portfolio’s net assets, the Portfolio will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Portfolio to decline.
Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal and/or contractual restrictions on their sale or resale. These securities may also include initial public offerings (“IPO”) where a Portfolio participates as an anchor or cornerstone investor (“Cornerstone Investor”) wherein it agrees prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities (“Cornerstone IPOs”). These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, private placements and other restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Portfolio may be able to sell them only at prices that are less than what the Portfolio regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Portfolio may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Portfolio may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Portfolio management receives material non-public information about the issuer, the Portfolio may, as a result, be legally prohibited from selling the securities.
Each Portfolio may make an initial investment of up to 0.5% of its total assets in any one private placement issuer. A Portfolio may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one private placement issuer.
Restricted securities may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144 under the Securities Act of 1933, as amended (the “1933 Act”). Offerings of Regulation S Securities may be conducted outside of the United States. Although Regulation S and Rule 144 securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Portfolios.
Sustainable Investments
To identify the universe of investible securities for Global Sustainable Equity Portfolio, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than 5-10%) from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
5

•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The portfolio managers consider inputs from third-party data providers in implementing the Portfolio’s investment strategies. As of the date of this SAI, the portfolio managers receive such inputs provided by Sustainalytics, Vigeo Eiris, and Institutional Shareholder Services, Inc. (“ISS”). A description of the environmental, social, and governance (“ESG”) data provided is noted below. The third-party data providers used by the Adviser are subject to change over time.
•
Sustainalytics, a Morningstar Company – Provides absolute ESG risk scoring, general activity-based and norms-based exclusion classifications, and information regarding certain ESG metrics to support focused evaluation or screening.
•
Vigeo Eiris, part of Moody’s ESG Solutions – Provides activity-based exclusion classifications.
•
ISS – Provides climate risk data and reporting on carbon emissions, warming potential, alignment with Paris Agreement on Climate Change, physical risk information, transition risk information, scenario analysis, and voting governance analysis.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on SPAC entities. Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to only remove them pursuant to a pending sale, which can delay liquidity. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.
Special Purpose Acquisition Companies
Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions,
6

which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Segregation of Assets
Consistent with Staff guidance, as of the date of this SAI, financial instruments that involve a Portfolio’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Portfolio covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with Staff guidance, as of the date of this SAI, a Portfolio will consider its obligations involving such a financial instrument as “covered” when the Portfolio (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Portfolio’s exposures relating to the financial instrument, as determined on a daily basis. The Adviser maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with Staff positions as of the date of this SAI, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Portfolio and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Portfolio must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Portfolio writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Portfolio may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Portfolio sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. Each Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Portfolio’s ability to leverage its investments and the related risk of losses from leveraging. A Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Portfolio may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Portfolio expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Portfolio may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Portfolio to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Portfolio will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Portfolio’s obligations under the financial instruments have been satisfied. A Portfolio may not be able to promptly liquidate an unfavorable position and potentially
7

could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Portfolio’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Portfolio to segregate or earmark.
The SEC has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a Portfolio can enter into, eliminate the asset segregation framework currently used by Portfolios and discussed above and require Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Accordingly, the Adviser reserves the right to modify its Segregation and Collateral Procedures in the future, consistent with Rule 18f-4 and any other SEC or Staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent a Portfolio engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. Certain Portfolios may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Portfolio cannot vote the shares. The Portfolios that participate in securities lending have discretion to pull back lent shares before proxy record dates and vote proxies if time and jurisdictional requirements permit and based on the best interests of the Portfolios. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Portfolio is unable to recover a security on loan, that Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Portfolios’ securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolios and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolios and the cash management vehicle. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolios may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Portfolios may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The
8

value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a
9

synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Certain Portfolios also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and such Portfolio in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Certain Portfolios may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instruments when such Portfolio wishes to sell it.
Industry and Sector Risk
Financial Services Sector. To the extent a Portfolio invests a significant portion of its assets in the financial services sector, that Portfolio will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Information Technology Sector. To the extent a Portfolio invests a significant portion of its assets in technology-related industries or sectors, competitive pressures may have a significant effect on the performance of companies in which that Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Cyber Security Risk
The Portfolios are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Portfolios’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Portfolios’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Portfolios’ systems.
Cyber security failures or breaches by the Portfolios’ third party service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject a Portfolio to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the
10

Portfolios’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios may incur incremental costs to prevent cyber incidents in the future. The Portfolios could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Portfolios cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value.
Operational Risk
An investment in a Portfolio can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Portfolio’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Portfolio will not suffer losses if such events occur.
Foreign Securities
Each Portfolio may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Enterprise Portfolio has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Portfolio has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign
11

markets, there may not be protection against failure by other parties to complete transactions. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
Geographic Investment Risk. To the extent a Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Portfolio’s performance to the extent the Portfolio is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or
12

possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures that are designed to minimize disruption in the financial markets have been or may be proposed, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Emerging Markets. Within the parameters of its specific investment policies, each Portfolio, particularly Global Research Portfolio, Overseas Portfolio, and Global Technology and Innovation Portfolio, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Global Sustainable Equity Portfolio will normally limit its investments in emerging market countries to 5% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Portfolio’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
13

The Portfolios may be subject to emerging market risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges. Portfolios with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A portfolio with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a portfolio, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a portfolio as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a portfolio may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a portfolio’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the portfolios or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a portfolio’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a portfolio. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Variable Interest Entities (“VIEs”). In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which may subject the Portfolio to legal and regulatory uncertainties and risks in addition to the risks listed under “Foreign Securities” and “Emerging Markets.” The VIE structure enables foreign investors, such as a Portfolio, to obtain exposure to a Chinese operation company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve equity ownership in a China-based company but rather involves claims to the China-based company’s profits and control of its assets through contractual arrangements. As a result, foreign investors do not have rights of direct equity owners, including rights to residual profits or control over management.
Intervention by the Chinese government with respect to VIE structure or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company’s business, the enforceability of the shell company’s contractual arrangements with the Chinese operation company and the value of the listed company’s stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on
14

operations and/or constraints on the use of VIE structures. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to a Portfolio.
Risks of Investments in the People’s Republic of China (“PRC”). In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (xii) the imposition of sanctions or embargoes imposed by the U.S. government.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Portfolio investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a potential trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Portfolio.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Portfolio’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC.
15

Moreover, as demonstrated by recent protests in Hong Kong over political, economic, social, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Portfolio’s investments in the PRC or Hong Kong.
Risks of Investments in Russia. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Portfolio to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of previous and current political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade securities of sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia’s economy into a recession. The extent and duration of Russia’s invasion of Ukraine, resulting sanctions and resulting future market disruptions in Europe and globally, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general. Actual and threatened responses to such military action may also impact the market for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors in Europe and globally. It is also possible that this conflict could expand and attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global markets.
16

Risks of Investments in Latin American Countries. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
Certain Portfolios may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described below. In addition, a Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, a Portfolio may also be required to pay a premium, which would increase the cost of the security sold.
17

The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the stock sold short. If a short squeeze occurs, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
Certain Portfolios may engage in “short sales against the box” and options for hedging purposes. This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain. There are no limits on a Portfolio’s investments in short sales against the box for hedging purposes.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Portfolio’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Portfolio must distribute its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Portfolio, to reduce the assets to which Portfolio expenses could be allocated, and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, which include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or mortgage participation certificates, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt
18

obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues mortgage participation certificates (“PCs”), which resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal.
The Federal National Mortgage Association (“Fannie Mae”) also issues mortgage pass-through certificates (“Fannie Mae Certificates”), which resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Portfolios’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as
19

credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Collateralized Bond Obligations and other Collateralized Debt Obligations. Certain Portfolios may invest in collateralized bond obligations (“CBOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs and other CDOs may charge management fees and administrative expenses.
For CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or other CDO securities as a class.
The risks of an investment in a CBO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and other CDOs may be characterized by a Portfolio as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations. Certain Portfolios may invest in CMOs. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond
20

begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with certain Portfolios’ investment objectives and policies, the Adviser may invest in various tranches of CMO bonds, including support bonds.
Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios’ quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active
21

trading market, mortgage-related securities held by a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Portfolio may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities. A Portfolio may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Credit Risk Transfer Securities. A Portfolio may invest in credit risk transfer (“CRT”) securities. CRTs are unguaranteed and unsecured debt securities issued by a government-related organization or a special purpose vehicle (“SPV”), respectively, and therefore are not directly linked to or backed by the underlying mortgage loans. Unlike mortgage-backed securities, investors in CRT securities issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. Therefore, a Portfolio could lose all or part of its investments in CRT securities in the event of a default by the underlying mortgages.
Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Portfolio may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of
22

the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities. A Portfolio may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Collateralized Loan Obligations (“CLO”). A CLO is a type of securitized asset, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
23

CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Portfolio purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Portfolio’s ability to acquire or dispose of CLOs at a price and time a Portfolio deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Portfolio may not be able to accurately predict when or which of its CLO investments will be called, resulting in the Portfolio having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Portfolio’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Portfolio to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Other Types of Pass-Through Securities. The Portfolios also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios’ Prospectuses may apply.
Investment Company Securities
From time to time, a Portfolio may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Portfolio may invest in other investment companies beyond these statutory limits to the extent the Portfolio abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Portfolio may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Portfolio may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent a Portfolio invests in money market funds or other funds, such Portfolio will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying funds or investment vehicles in which a Portfolio may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Portfolio and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below
24

certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Portfolio’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.
Exchange-Traded Notes
Certain Portfolios may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Portfolio’s total return. A Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, the Adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. Certain Portfolios may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including securities eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Certain Portfolios may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). Certain Portfolios may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other
25

similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectuses, as applicable.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Portfolio, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Portfolio may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Portfolio may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
26

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.
A Portfolio may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.
Each Portfolio expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Portfolios do not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Portfolio.
Other Securities
Other types of securities that the Portfolios may purchase include, but are not limited to, the following:
Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions. A Portfolio may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These securities may include Cornerstone IPOs. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
To facilitate TBA commitments, a Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments to the extent required by the SEC. Proposed rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), include certain mandatory margin requirements for TBA commitments which, in some circumstances, may require a Portfolio to also post collateral. These collateral requirements may increase costs associated with a Portfolio’s participation in the TBA market.
Standby Commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
27

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities may be relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Portfolio may invest in publicly traded REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Portfolio purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Portfolio’s collateral
28

focuses in one or more sectors, such as banks and financial services, the Portfolio is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Portfolio to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Portfolio sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio’s holdings, although a Portfolio’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Portfolio will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. A Portfolio will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Portfolios, particularly Flexible Bond Portfolio, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Portfolio foregoes principal and interest paid on the mortgage-backed security. A Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Portfolio’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Portfolios may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of Flexible Bond Portfolio’s or Balanced Portfolio’s total assets and no more than 5% of Global Technology and Innovation Portfolio’s total assets. The loans in which a Portfolio may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Portfolio’s bank loan investments may be deemed illiquid and therefore would be subject to the
29

Portfolio’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Portfolio’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Portfolios generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Portfolio may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Portfolio invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio’s NAV.
The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.
Bank Obligations. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans. The Portfolios may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Portfolio’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Portfolio generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Portfolio attempts to manage these risks through careful analyses and monitoring of borrowers.
30

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Portfolio is particularly dependent on the analytical abilities of the Adviser.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. In addition, transactions in Corporate Loans may settle on a delayed basis. As a result, the proceeds from the sale of Corporate Loans may not be readily available to make additional investments or to meet a Portfolio’s redemption obligations. The market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of the Adviser, this should enhance their liquidity.
A Portfolio may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Portfolios may even acquire and retain Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that a Portfolio is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans. A Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that the Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Portfolio may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Portfolio would need to maintain assets sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Portfolio will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
31

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, a Portfolio may determine not to receive confidential information. Such a decision may place the Portfolio at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where the Adviser receives material, nonpublic information about the issuers of loans that may be held in a Portfolio’s holdings, the Adviser’s ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Portfolio becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Portfolios. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or a Portfolio to material non-public information of the issuer, restricting such Portfolio’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Portfolios to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Portfolios to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of a Portfolio when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Portfolio’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba1 or lower by Moody’s Investors Service, Inc.). To the extent a Portfolio invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Global Research Portfolio, Overseas Portfolio, Enterprise Portfolio, Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio), 20% or less of its net assets (Mid Cap Value Portfolio) or 35% or less of the fixed-income portion of its net assets (Balanced Portfolio). Global Sustainable Equity Portfolio does not intend to invest in high-yield/high-risk bonds.
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio could expect a decline in the market value of the bonds so affected.
A Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated high-yield/high-risk bonds will be included in each Portfolio’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating and may issue unrated securities. A Portfolio’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be
32

more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Portfolio may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although the Portfolios generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Portfolio’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.
Futures, Options, and Other Derivative Instruments
Certain Portfolios may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Portfolios may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Portfolio to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Portfolio’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
33

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on a Portfolio.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolios may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Portfolio and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Portfolio’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Portfolio that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Portfolio may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the
34

Portfolios. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business.
The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio’s interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Portfolio may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales
35

may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions.
Regulation of Commodity Interests – The Adviser has filed notices of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Portfolios in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Portfolios.
The Portfolios may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if a Portfolio invests more than a prescribed level of its assets in such instruments, or if a Portfolio markets itself as providing investment exposure to these instruments. If a Portfolio cannot meet the requirements of Rule 4.5, the Adviser and such Portfolio would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Portfolio’s expenses, which could negatively impact the Portfolio’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is
36

higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Portfolio may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
37

At the maturity of a currency or cross currency forward, a Portfolio may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Portfolio may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Portfolio’s ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.
Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.
The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio’s custodian.
38

The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
39

Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading
40

of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.
A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of
41

the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.
The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options. In addition to the option strategies described above and in the Prospectuses, a Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.
The Portfolios may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Portfolio to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
42

Swaps and Swap-Related Products. The Portfolios may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). To the extent necessary to comply with certain regulatory restrictions, the net amount of the excess, if any, of a Portfolio’s obligations over its entitlement with respect to each swap, will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by such Portfolio’s custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain segregated assets, to the extent necessary to comply with certain regulatory restrictions, in the full amount accrued on a daily basis of its obligations with respect to the swap.
Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If there is a default by the other party to such a transaction, the Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Portfolio. For example, swap execution facilities typically charge fees, and if a Portfolio executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Portfolio may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the swap execution facility. If a Portfolio wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Portfolio could not execute all components of the package on the swap execution facility. In that case, the Portfolio would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Portfolio to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Portfolio with an unhedged position for a period of time.
A Portfolio normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors may be less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from
43

those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Portfolio), including OTC credit default swap agreements, for investment purposes, to add leverage to its portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, that Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.
A Portfolio may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the portfolio. By investing in CDXs, a portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Portfolios to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Portfolio will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolios to losses, increase their costs, or prevent the Portfolios from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
44

Options on Swap Contracts. Certain Portfolios may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps. A Portfolio may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Portfolio will either pay or receive the net amount. A Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Developing Government Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Portfolio engages in derivative transactions, may limit or prevent the Portfolio from using these instruments effectively as a part of its investment strategy, and could adversely affect the Portfolio’s ability to achieve its investment objective. The Portfolios will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. Accordingly, the Portfolios may treat such instruments as illiquid investments.
ESG Exclusions Policy. The Adviser has adopted a firmwide environmental, social, and governance exclusions policy that generally applies to the accounts it manages, including the Portfolios, with the exception of U.S. Low Volatility Portfolio.
45

Therefore, using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Regulatory Changes and Market Events and Risks.  Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios or the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolios’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Portfolios. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, are considering more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2007-2008 financial crisis. The exact specifics of these policies are still under consideration, but the markets may react strongly which could increase volatility. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect many nations’ economies in ways that cannot be presently foreseen.
The value and liquidity of a Portfolio’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which a Portfolio invests, especially given that the economics and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolios’ service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Portfolios’ service providers to perform essential tasks on behalf of the Portfolios.
LIBOR Replacement Risk. The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR or other interbank offered rates (“IBORs”) as a reference rate for various rate calculations. On March 5, 2021, the U.K. Financial Conduct Authority (the “FCA”) announced that it intends to stop compelling or inducing banks to submit
46

rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. In addition, the Portfolios may have investments linked to other IBORs which may also cease to be published.
Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. For example, the U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
The elimination of LIBOR and other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect a Portfolio’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of the relevant LIBOR.
While some existing contracts or instruments may contemplate a scenario where LIBOR or other reference rates are no longer available by providing for an alternative rate-setting methodology, there may be uncertainty regarding the effectiveness of any such alternative methodologies to replicate underlying reference rates. The effect of the discontinuation of LIBOR or other reference rates will depend on (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Portfolio Turnover
The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Portfolio were replaced once during the fiscal year. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel, or due to a restructuring of a Portfolio’s holdings as a result of a change in portfolio management. A Portfolio’s portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance. The following table summarizes the portfolio turnover rates for the Portfolios for the last two fiscal years, unless otherwise noted.
47

Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2021	Portfolio Turnover Rate for the fiscal year ended December 31, 2020
Fixed Income
Flexible Bond Portfolio	160%	139%
Global & International
Global Research Portfolio	20%	33%
Global Sustainable Equity Portfolio(1)	N/A	N/A
Overseas Portfolio	21%	21%
Growth & Core
Balanced Portfolio	56%	80%
Enterprise Portfolio	17%	16%
Forty Portfolio	31%	41%
Research Portfolio	33%	33%
Specialty Equity
Global Technology and Innovation Portfolio	47%	44%
Value
Mid Cap Value Portfolio	63%	44%

(1)
The Portfolio commenced operations on January 26, 2022.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
•
Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with
48

respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, or a designee, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Portfolios’ Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, or a designee, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
49

Name	Frequency	Lag Time
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
Nasdaq Inc.	Daily	Current
New England Pension Consultants	Monthly	Current
Perficient, Inc.	As needed	Current
Plante & Moran, PLLC	Daily	30 days
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
50

Name	Frequency	Lag Time
Wolters Kluwer Financial Services, Inc.	Monthly	30 days
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information. Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, non-U.S. registered investment companies, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios’ holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios’ holdings disclosure policies.
51

Investment adviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc. (formerly Janus Capital Group Inc.), the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Portfolio’s Advisory Agreement continues in effect from year to year, except for Global Sustainable Equity Portfolio’s Advisory Agreement which will continue in effect for an initial term through February 1, 2023 and then from year to year thereafter, so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Portfolio. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Portfolio, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Portfolio.
Each Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and certain other advisory-related services. Each Portfolio pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Portfolio shares, compensation to the Portfolios’ transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to Global Sustainable Equity Portfolio, the Adviser may use the portfolio management, research, and other resources of Janus Henderson Investors (Jersey) Limited and Janus Henderson Investors UK Limited (collectively, “JHIUKL”), both foreign (non-U.S.) affiliates of the Adviser. One or more Janus Henderson employees, acting for JHIUKL, may provide services to the Portfolio through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Portfolio. The responsibilities of both the Adviser and JHIUKL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Portfolio documents, and other services for which the Portfolios reimburse the Adviser for its out-of-pocket costs. Each Portfolio also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser provides to each Portfolio. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolios.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with a Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ Advisory Agreements is included in each Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to
52

shareholders. You can request the Portfolios’ annual and semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
The Portfolios pay a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under “Average Daily Net Assets of the Portfolio.” Portfolios that pay a fee that may adjust up or down based on the Portfolio’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Portfolio” column below. The following table also reflects the Portfolios’ contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Fixed Income
Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45
Global & International
Global Research Portfolio	N/A	0.60
Global Sustainable Equity Portfolio	First $2 Billion Over $2 Billion	0.75 0.70
Overseas Portfolio	N/A	0.64
Growth & Core
Balanced Portfolio	All Asset Levels	0.55
Enterprise Portfolio	All Asset Levels	0.64
Forty Portfolio	N/A	0.64
Research Portfolio	N/A	0.64
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64
Value
Mid Cap Value Portfolio	N/A	0.64

Performance-Based Investment Advisory Fee
Applies to Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio only
Effective on the dates shown below, each of Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Portfolio Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Global Research Portfolio	02/01/06	02/01/07
Mid Cap Value Portfolio	02/01/06	02/01/07
Research Portfolio	07/01/10	07/01/11
Overseas Portfolio	07/01/10	10/01/11
Forty Portfolio	07/01/10	01/01/12

53

Under the performance-based fee structure, the investment advisory fee paid to the Adviser by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares (“Service Shares”) is used for purposes of calculating the Portfolio’s Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.
The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio’s performance compared to its former benchmark index. Any change to a particular Portfolio’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Portfolios that charge a performance fee, changing a Portfolio’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio’s benchmark index is appropriate.
54

Effective May 1, 2017, Research Portfolio’s benchmark index changed from the Core Growth Index to the Russell 1000® Growth Index for purposes of measuring the Portfolio’s performance and calculating the Performance Adjustment. Between May 1, 2017 and April 30, 2020, the Portfolio’s returns were compared to a blended index return reflecting a measurement of the Portfolio’s performance relative to the Core Growth Index for the portion f the performance measurement period prior to May 1, 2017, and a measurement of the Portfolio’s performance relative to the performance of the Russell 1000 Growth Index for periods following May 1, 2017. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio, and the Performance Adjustment now only includes the Portfolio’s performance relative to the Russell 1000 Growth Index.
Under certain circumstances, the Trustees may, without the prior approval of Portfolio shareholders, implement changes to the performance fee structure of a Portfolio as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it will depend on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
55

If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
The Base Fee Rate for each Portfolio and the Portfolio’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Portfolio Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Global Research Portfolio	MSCI World Indexsm(1)	0.60
Mid Cap Value Portfolio	Russell Midcap® Value Index(2)	0.64
Research Portfolio	Russell 1000 Growth Index(3)	0.64
Overseas Portfolio	MSCI All Country World ex-USA Indexsm(4)	0.64
Forty Portfolio	Russell 1000 Growth Index(3)	0.64

(1)
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2021 are shown below:
Portfolio Name	Net Assets
Global Research Portfolio	$912,775,046
Mid Cap Value Portfolio	$136,971,173
Research Portfolio	$704,320,240
Overseas Portfolio	$740,660,284
Forty Portfolio	$1,242,746,958

Examples: Global Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI World Index.
56

Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%
If the Portfolio has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%
If the Portfolio has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Mid Cap Value Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell Midcap Value Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%
If the Portfolio has outperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell Midcap Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%
If the Portfolio has underperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark indices by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
57

Example 1: Portfolio Outperforms Its Benchmark Indices By 5.00%
If the Portfolio has outperformed the Indices by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Indices
If the Portfolio performance has tracked the performance of the Indices during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Indices By 5.00%
If the Portfolio has underperformed the Indices by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Overseas Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI All Country World ex-USA Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 7.00%
If the Portfolio has outperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI All Country World ex-USA Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 7.00%
If the Portfolio has underperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Forty Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
58

Example 1: Portfolio Outperforms Its Benchmark Index By 8.50%
If the Portfolio has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 8.50%
If the Portfolio has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by certain Portfolios, or reimburse expenses, in an amount equal to the amount, if any, that such Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Provided that the Adviser remains investment adviser to the Portfolios, the Adviser has agreed to continue each waiver for at least a one-year period commencing on April 29, 2022 for all Portfolios except for Global Sustainable Equity Portfolio, which the Adviser has agreed to continue its waiver until at least April 30, 2023. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of each Prospectus. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio	0.85(1)
Specialty Equity
Global Technology and Innovation Portfolio	0.95
Value
Mid Cap Value Portfolio(2)	0.77

(1)
The Adviser will be entitled to recoup such reimbursement or fee reduction from the Portfolio, beginning with the commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Portfolio, with the exceptions previously noted, exceed the percentage stated.
(2)
The Portfolio has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.
The following table summarizes the investment advisory fees paid by each Portfolio and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended December 31.
59

	2021		2020		2019
Portfolio Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Fixed Income
Flexible Bond Portfolio	$3,221,764	−$75,934	$2,962,508	−$68,741	$2,967,589	$0
Global & International
Global Research Portfolio	$6,078,903	N/A	$5,385,071	N/A	$4,917,959	N/A
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A	N/A	N/A	N/A
Overseas Portfolio	$5,692,276	N/A	$4,383,159	N/A	$4,239,121	N/A
Growth & Core
Balanced Portfolio	$41,924,613	N/A	$31,406,892	N/A	$24,971,219	N/A
Enterprise Portfolio	$11,179,646	N/A	$9,490,207	N/A	$9,232,363	N/A
Forty Portfolio	$8,257,681	N/A	$6,377,205	N/A	$5,748,712	N/A
Research Portfolio	$3,482,270	N/A	$2,881,717	N/A	$2,527,213	N/A
Specialty Equity
Global Technology and Innovation Portfolio	$5,612,789	$0	$3,984,163	$0	$3,073,870	$0
Value
Mid Cap Value Portfolio	$656,650	$0	$645,106	$0	$683,276	$0

(1)
The Portfolio commenced operations on January 26, 2022.

Payments to Financial Intermediaries By the Adviser or Its Affiliates
The Adviser and its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market or promote the Portfolios, or perform related services for contract owners or plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
In addition, the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example,
60

placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Additional Information About the Adviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Portfolios and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing proprietary money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “funds of funds” managed by the Adviser, which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the funds of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
The Adviser and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser and the Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the
61

Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser and Distributor personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Portfolios. In addition, Adviser and Distributor personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, the Distributor, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policies and Procedures
Each Portfolio’s Trustees have delegated to the Adviser the authority to vote all proxies relating to such Portfolio’s securities in accordance with the Adviser’s own policies and procedures.
A complete copy of the Adviser’s proxy voting policy and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices. Each Portfolio’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, and from the SEC through the SEC website at http://www.sec.gov.

Janus HENDERSON INVESTORS US LLC Proxy Voting Summary
The Adviser seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that the Adviser or an affiliate may have with the issuer or personnel of the issuer. Janus Henderson’s Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”) apply to the Adviser’s proxy voting on behalf of the Portfolios and set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how the Adviser generally votes proxies on securities held by the portfolios the Adviser manages.
Janus Henderson’s Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus Henderson’s positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on Institutional Shareholder Services Inc. (“ISS”), the Adviser’s proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Stewardship team (the “GS Team”) and equity portfolio management who provide input on behalf of the investment team.
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. The Adviser’s portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GS Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management or GS Team input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, ISS will refer proxy voting questions to Operations Control or the GS Team for further instruction. In the event Portfolio Management or the GS Team is unable to provide input on a referred proxy item, the Adviser will abstain from voting the proxy item.
The Adviser relies on pre-populated and/or automated voting to cast votes for the Portfolios. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default
62

policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by the Adviser. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by the Adviser.
From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and the Adviser is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify the Adviser of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
The Adviser recognizes that in certain circumstances the cost to Portfolios associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, the Adviser may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, the Adviser will only vote proxies if the Adviser determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, certain Portfolios may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, the Adviser will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a Portfolio holds a security as of record date, but the holdings were sold prior to the shareholder meeting, the Adviser may abstain from voting that proxy.
Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GS Team seek to exercise discretion when voting proxies, the Adviser has implemented additional policies and controls to mitigate any conflicts of interest.
Portfolio Management and the GS Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GS Team in exercising their discretion or the existence of significant relationships with the issuer.
The Adviser also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Adviser maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management or the GS Team intend to vote contrary to the Guidelines with respect to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.
Pursuant to the Guidelines, any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.
63

Proxy Voting Guidelines
As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.
Board of Directors Issues
The Adviser: (i) will generally vote in favor of director candidates that result in the board having a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
The Adviser will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Compensation Issues
The Adviser will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. The Adviser will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.
Capitalization, Issuances, Transactions, Shareholder Rights, and other Corporate Matters
The Adviser: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. The Adviser will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Environmental and Social Issues
The Adviser believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community. The Adviser also recognizes the importance of environmental issues such as climate change and social issues such as diversity and inclusion to all these stakeholder groups.
As a fiduciary for its clients, the Adviser is primarily concerned with the impact of proposals on a company’s performance and economic value. The Adviser recognizes that environmental and social issues are associated with risks, costs, and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, the Adviser will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. The Adviser will generally support management proposals addressing environmental and social issues unless the Adviser identifies significant weaknesses relative to market practice or peers. The Adviser will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
Proposals Outside of the Guidelines
The Adviser will generally rely on the recommendation from ISS for proposals outside the scope of the Guidelines.
64

Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the Portfolios’ transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolios. The Transfer Agent is not compensated for these internal services related to the Shares, except for out-of-pocket costs.
Institutional Shares of each Portfolio pay the Transfer Agent an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services. The total amounts paid by Institutional Shares of each Portfolio to the Transfer Agent for administrative services, for the fiscal years ended December 31, are summarized below. The Transfer Agent pays out all or substantially all of the amounts reflected to insurance companies and qualified plan service providers for arranging for the provision of administrative services to its customers who invest in the Portfolios. Amounts for certain Portfolios may include the reimbursement of unused portions of administrative services fees.
	2021	2020	2019
Portfolio Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Fixed Income
Flexible Bond Portfolio	$68,622	$78,663	$104,205
Global & International
Global Research Portfolio	$317,542	$259,962	$256,037
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A
Overseas Portfolio	$83,913	$69,473	$77,135
Growth & Core
Balanced Portfolio	$241,736	$216,736	$213,448
Enterprise Portfolio	$380,542	$351,794	$353,820
Forty Portfolio	$248,460	$196,107	$168,807
Research Portfolio	$247,916	$208,609	$187,100
Specialty Equity
Global Technology and Innovation Portfolio	$27,972	$19,960	$15,032
Value
Mid Cap Value Portfolio	$27,233	$20,376	$20,907

(1)
The Portfolio commenced operations on January 26, 2022.
Through the Transfer Agent, the Portfolios pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent.
Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the distributor of the Portfolios and offers shares of each Portfolio on a continuous basis to the
65

separate accounts of participating insurance companies and certain qualified retirement plans. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.
66

Securities lending

Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (the “Lending Agreement”).
During the fiscal year ended December 31, 2021, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Portfolios that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Fixed Income
Flexible Bond Portfolio	$18,057	$(1,362)	$(1,035)	$—	$—	$—	$—	$(2,397)	$15,660
Global & International
Global Research Portfolio	$11,383	$(800)	$(1,030)	$—	$—	$(349)	$—	$(2,179)	$9,204
Overseas Portfolio	$169,877	$(13,389)	$(2,477)	$—	$—	$(33)	$—	$(15,900)	$153,978
Growth & Core
Enterprise Portfolio	$31,649	$(2,337)	$(2,412)	$—	$—	$(16)	$—	$(4,766)	$26,882
Forty Portfolio	$152,301	$(12,132)	$(656)	$—	$—	$—	$—	$(12,787)	$139,513
Research Portfolio	$9,857	$(701)	$(1,089)	$—	$—	$—	$—	$(1,791)	$8,066
Special Equity
Global Technology and Innovation Portfolio	$379,977	$(30,154)	$(3,060)	$—	$—	$—	$—	$(33,214)	$346,763

67

Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Portfolios solely upon the direction of the relevant portfolio manager. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for Portfolios as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Portfolios or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement (“RCCA”), as discussed below, the research services provided by a broker-dealer.
The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Portfolios generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Portfolios may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the respective Portfolio will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Portfolio primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Portfolios that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.
68

The Adviser has client commission agreements (“CCAs”) and, for certain Portfolios, RCC Agreements (“RCCA”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Portfolio’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Portfolio’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client transactions will be included within its CCAs, except to the extent the Adviser manages a strategy in which the portfolio manager and client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.
The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The
69

Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these
70

allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
Portfolios may from time to time participate in IPOs or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a Portfolio, such as a new Portfolio, has only affiliated shareholders, such as a portfolio manager or an adviser, and the Portfolio wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the Portfolio and thus may not be eligible to participate in the offering. Portfolios may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Allocation Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on each participating portfolio manager in such IPO Indication Group based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one portfolio can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved in writing by the Chief Investment Officer (“CIO”) or his delegate(s). A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by investment personnel to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of a portfolio manager with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended December 31, 2021, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.
Portfolio Name	Commissions	Transactions
Global & International
Global Research Portfolio	$211,654	$411,052,716
Overseas Portfolio	$275,861	$335,061,426
Growth & Core
Balanced Portfolio	$264,634	$1,788,159,240
Enterprise Portfolio	$139,420	$736,583,299
Forty Portfolio	$134,483	$794,174,472
Research Portfolio	$81,120	$508,170,676
Specialty Equity
Global Technology and Innovation Portfolio	$96,430	$793,211,642
71

Portfolio Name	Commissions	Transactions
Value
Mid Cap Value Portfolio	$47,084	$158,719,110

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.
The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ended December 31, unless otherwise noted.
Portfolio Name	2021	2020	2019
Fixed Income
Flexible Bond Portfolio	$77	$68	$—
Global & International
Global Research Portfolio	$73,250	$111,050	$317,924
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A
Overseas Portfolio	$149,051	$213,360	$359,903
Growth & Core
Balanced Portfolio	$138,601	$262,905	$365,424
Enterprise Portfolio	$70,565	$90,369	$177,686
Forty Portfolio	$60,314	$86,740	$170,446
Research Portfolio	$41,251	$48,717	$134,698
Specialty Equity
Global Technology and Innovation Portfolio	$113,168	$76,590	$147,723
Value
Mid Cap Value Portfolio	$26,252	$19,234	$54,139

(1)
The Portfolio commenced operations on January 26, 2022.
Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of December 31, 2021, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:
Portfolio Name	Name of Broker-Dealer	Value of Securities Owned
Fixed Income
Flexible Bond Portfolio	Bank of America Corp.	$4,973,205
	Barclays Capital Inc.	2,041,837
	BNP Paribas Securities Corp.	2,161,279
	Citigroup Global Markets Inc.	2,941,101
	Credit Suisse Securities (USA) LLC	3,795,459
	Goldman Sachs & Co. LLC	1,576,080
	J.P. Morgan Securities LLC	8,636,483
	Morgan Stanley	10,168,201
	RBC Capital Markets, LLC	16,920
	Wells Fargo Securities, LLC	435,444
Global & International
Global Research Portfolio	BNP Paribas	$8,280,806
	Citigroup Inc.	8,568,435
	J.P. Morgan Chase & Co.	18,002,811
	Morgan Stanley	9,445,740
Overseas Portfolio	BNP Paribas Securities Corp.	$33,498,318
Growth & Core
72

Portfolio Name	Name of Broker-Dealer	Value of Securities Owned
Balanced Portfolio	Bank of America Corp.	$165,025,548
	Barclays Capital Inc.	4,879,899
	BNP Paribas Securities Corp.	7,460,054
	BNY Mellon Capital Markets, LLC	10,641,898
	Citigroup Global Markets Inc.	29,532,442
	Credit Suisse Securities (USA) LLC	15,493,427
	Goldman Sachs & Co. LLC	14,600,617
	J.P. Morgan Securities LLC	39,606,756
	Morgan Stanley	169,062,613
	Wells Fargo Securities, LLC	2,281,765
Enterprise Portfolio	RBC Capital Markets, LLC	$89,600
Forty Portfolio	RBC Capital Markets, LLC	$256,267
Research Portfolio	RBC Capital Markets, LLC	$480,070
Specialty Equity
Global Technology and Innovation Portfolio	RBC Capital Markets, LLC	$1,968,884

73

Shares of the trust

Net Asset Value Determination
As stated in the Portfolios’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices or last sale prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolios use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio’s NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Portfolio’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.
On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation which may impact the Portfolios’ valuation policies. The Valuation Rule, among other things, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Accordingly, the Adviser reserves the right to revise its Valuation Procedures as described above in accordance with the Valuation Rule and other applicable rules, regulation and SEC guidance as may be issued from time to time.

74

Purchases
Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. The prospectus for your insurance company’s separate account or your plan documents contain detailed information about investing in the Portfolios. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Redemptions
Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Portfolio for cash
75

redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
76

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.
It is a policy of the Portfolios to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolios to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.
The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. The Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
Each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. If a Portfolio fails to comply with the requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans, and certain other specified types of shareholders. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.
Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio’s Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.
The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.
Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income. The Portfolios do not expect to elect to pass through foreign taxes to shareholders.
A Portfolio’s investments in REIT equity securities, if any, may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities at a time when fundamental investment considerations would not favor such sales. A Portfolio’s investments in REIT
77

equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company will normally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Portfolio may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders will constitute unrelated business taxable income to entities (including a qualified pension plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code), which includes certain federal, state, and foreign governmental entities, tax-exempt entities that are not subject to federal income tax on unrelated business income, and certain rural electrical and telephone cooperatives, is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Portfolio’s performance.
Please consult a tax adviser regarding the tax consequences of Portfolio distributions and to determine whether you will need to file a tax return.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Portfolios will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In order to qualify as a regulated investment company for federal income tax purposes, a Portfolio must derive at least 90% of its gross income from certain specified sources (typically referred to as “qualifying income”). Certain transactions or strategies utilized by a Portfolio may generate income that is not qualifying income, which could cause a Portfolio to fail to qualify as a regulated investment company for federal income tax purposes.
Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.
78

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolios’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolios may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present
Independent Consultant (since
2019) and Chief Operating
Officer, muun chi LLC
(organic food business) (since
2020). Formerly, Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
52
Chairman of the Board and
Trustee of The Investment
Fund for Foundations
Investment Program (TIP)
(consisting of 1 fund) (since
2008) and Director of the F.B.
Heron Foundation (a private
grantmaking foundation)
(since 2006). Formerly,
Director of Mutual Fund
Directors Forum (a non-profit
organization serving
independent directors of U.S.
mutual funds) (2016-2021).

79

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52
Advisory Board Member of
AEW Core Property Trust
(open-end property fund)
(since 2020), and Director of
WTTW (PBS affiliate) (since
2003). Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52
Member, Limited Partner
Advisory Committee, Karmel
Capital Fund III (later stage
growth fund) (since 2022),
Member of the Investment
Committee for the Orange
County Community
Foundation (a grantmaking
foundation) (since 2020),
Advisory Board Member,
RevOZ Fund LP and related
funds (real estate investments
for opportunity zones) (since
2020), and Advisory Board
Member, Innovate Partners
Emerging Growth and Equity
Fund I (early stage venture
capital fund) (since 2014).
Formerly, Managing Trustee of
National Retirement Partners
Liquidating Trust
(2013-2016), Chairman,
National Retirement Partners,
Inc. (formerly a network of
advisors to 401(k) plans)
(2005-2013), Director of
Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009),
Director of RemedyTemp, Inc.
(temporary help services
company) (1996-2006), and
Trustee of PIMCO Funds
Multi-Manager Series
(1990-2000) and Pacific Life
Variable Life & Annuity Trusts
(1987-1994).

80

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52
Member of the Investment
Committee for Cooper Union
(private college) (since 2021),
Board Member, Van Alen
Institute (nonprofit
architectural and design
organization) (since 2019) and
Director of Brightwood
Capital Advisors, LLC (since
2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52
Director of MGIC Investment
Corporation (private mortgage
insurance) (since 2013).
Formerly, Director, West Bend
Mutual Insurance Company
(property/casualty insurance)
(2013-2021), Trustee of
Northwestern Mutual Life
Insurance Company
(2010-2013), and Director of
Frank Russell Company
(global asset management
firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52
Formerly, Director of Family
Service of Lake County
(2019-2021), Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and
State Farm Variable Product
Trust (28 portfolios)
(2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52
Director of Chicago
Community Trust (Regional
Community Foundation),
Lurie Children’s Hospital
(Chicago, IL), and Shirley
Ryan Ability Lab. Formerly,
Director of Wrapports, LLC
(until 2022), Director of
Chicago Council on Global
Affairs (until 2019),
InnerWorkings (until 2019)
and Director of Walmart (until
2017).

81

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	1/16-Present	Head of the Technology Sector Research Team of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present 12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/16-Present	Co-Head of Equities – Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Global Research Portfolio Executive Vice President Research Portfolio	4/20-Present 4/20-Present
Director of Research of the Adviser and
Portfolio Manager for other Janus
Henderson accounts. Formerly, Chief
Investment Officer for City National
Rochdale (2018-2020), Executive Vice
President and Managing Director of Global
Equity at Northern Trust (2005-2018).

Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Forty Portfolio	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
82

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	2/20-Present 2/20-Present
Head of U.S. Fixed-Income of Janus
Henderson Investors and Portfolio Manager
for other Janus Henderson accounts.
Formerly, Director and Lead Portfolio
Manager of the U.S. Multi-Sector Fixed
Income team at AllianceBernstein
(2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present
General Counsel and Corporate Secretary
of Janus Henderson Investors (since 2018).
Formerly, Senior Vice President and Head
of Legal, North America of Janus
Henderson Investors (2017-2018) and
Deputy General Counsel of Janus
Henderson US (Holdings) Inc.
(2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present
Head of Compliance, North America for
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer for Janus Henderson Investors US
LLC (since September 2017). Formerly,
Global Head of Investment Management
Compliance for Janus Henderson Investors
(February 2019 – August 2020), Vice
President, Head of Global Distribution
Compliance and Chief Compliance Officer
of Janus Henderson Distributors US LLC
(May 2017-September 2017), Vice
President, Compliance at Janus Henderson
US (Holdings) Inc., Janus Henderson
Investors US LLC, and Janus Henderson
Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
83

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present
Managing Counsel (2020-present).
Formerly, Senior Counsel for Invesco Ltd.
(2017-2020), and Vice President and
Senior Counsel, ALPS Fund Services, Inc.
and Assistant General Counsel, ALPS
Advisors, Inc. (2015-2017).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Portfolio Independent Trustee since 2013.
William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Portfolio Independent Trustee since 2011.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Portfolio Independent Trustee since 2016.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Portfolio Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Portfolio Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Portfolio Independent Trustee since 2017.
Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Portfolio Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
84

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, Nominating and Governance Committee, Operations Committee, Product and Distribution Committee, and Trading and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Diane L. Wallace (Chair) William D. Cvengros Gary A. Poliner Linda S. Wolf	7
85

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Portfolios to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Portfolios. The Committee reviews reports
regarding the use of derivative instruments by
the Portfolios and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner Diane L. Wallace Linda S. Wolf	6
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Portfolio officers and the Board
Chair in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Diane L. Wallace	7
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin	5
86

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Portfolios. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Portfolios and material
changes to the strategy, design, and/or
positioning of existing Portfolios. The
Committee receives reports regarding potential
Portfolio closures, liquidations, or mergers,
certain Portfolio fees and expenses, and
marketing and distribution strategies for the
Portfolios including payments made by the
Portfolios pursuant to the Trust’s distribution
and shareholder servicing plans. The Committee
reviews certain regulatory filings made with the
SEC and oversees and receives reporting from
service providers providing product and
distribution-related services to the Trust.
		Alan A. Brown (Chair) Raudline Etienne William F. McCalpin	7
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Portfolios’ securities and the placement of
portfolio transactions. The Committee reviews
and approves fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Portfolios pursuant
to procedures adopted by the Trustees, and, as
needed, provides alternative fair value
determinations and valuation methodologies.
The Committee also reviews the valuation
procedures and other matters related to pricing
the Portfolios’ securities. The Committee
receives reporting regarding portfolio
transactions with affiliates undertaken in
accordance with the Trust’s procedures, efforts
to obtain best execution in connection with
portfolio transactions and commissions paid to
firms supplying research and brokerage services.
The Committee also receives reports regarding
foreign exchange trading by the Portfolios. In
addition, the Committee oversees service
providers providing trading and pricing-related
services to the Trust and reviews reports from
the administrator of the Trust’s liquidity risk
management program.
		William D. Cvengros (Chair) Gary A. Poliner Diane L. Wallace	5

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates.
87

The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Trading and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Operations Committee receives reports regarding cybersecurity and information security related risks. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus Henderson mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees, as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
Raudline Etienne	None	Over $100,000(1)
Gary A. Poliner	None	Over $100,000(1)
Diane L. Wallace	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or
88

employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Portfolios’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2021(1)	Total Compensation from the Fund Complex for calendar year ended December 31, 2021(2)(3)
Independent Trustees
William F. McCalpin, Chairman and Trustee(4)	$7,717	$436,000
Alan A. Brown, Trustee(5)	$5,947	$336,000
William D. Cvengros, Trustee(5)	$5,893	$333,000
Raudline Etienne, Trustee(5)	$5,823	$329,000
William M. Fitzgerald, Sr., Former Trustee(6)	$2,004	$112,115
Gary A. Poliner, Trustee(5)	$5,893	$333,000
Diane L. Wallace, Trustee(5)	$5,964	$337,000
Linda S. Wolf, Trustee(5)	$5,947	$336,000

(1)
Since Global Sustainable Equity Portfolio is new, no fees were paid during the fiscal year ended December 31, 2021. The aggregate compensation paid by the Portfolio is estimated for its initial fiscal period ended December 31, 2022 and for its first full fiscal year, January 1, 2023 through December 31, 2023, as follows: William F. McCalpin $33; Alan A. Brown $26; William D. Cvengros $24; Raudline Etienne $23; Gary A. Poliner $24; Diane L. Wallace $24; and Linda S. Wolf $22.
(2)
For all Trustees, includes compensation for service on the boards of two Adviser trusts comprised of 52 portfolios.
(3)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $87,200, William M. Fitzgerald, Sr. $92,500, and Gary A. Poliner $333,000.
(4)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(6)
William M. Fitzgerald, Sr. resigned from his role as an Independent Trustee, effective May 21, 2021.

Janus Henderson Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2021. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. If applicable, accounts included under Other Registered Investment Companies may include subadvisor accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeremiah Buckley	Number of Other Accounts Managed	4	4	3
	Assets in Other Accounts Managed	$40,613.68M	$10,739.79M	$94.75M
Hamish Chamberlayne(1)	Number of Other Accounts Managed	3	5(2)	3
	Assets in Other Accounts Managed	$135.03M	$4,585.91M	$115.35M
Jonathan Cofsky(3)	Number of Other Accounts Managed	None	None	1(4)
	Assets in Other Accounts Managed	None	None	$3,928.61M
89

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Demain	Number of Other Accounts Managed	5	None	8
	Assets in Other Accounts Managed	$26,057.98M	None	$2,081.22M
Denny Fish	Number of Other Accounts Managed	1	1	2(4)
	Assets in Other Accounts Managed	$7,003.73M	$535.17M	$4,129.77M
Michael Keough	Number of Other Accounts Managed	6	10	18
	Assets in Other Accounts Managed	$37,840.13M	$12,400.95M	$3,382.24M
George P. Maris	Number of Other Accounts Managed	2(5)	None	1
	Assets in Other Accounts Managed	$4,395.85M	None	$14.45M
Julian McManus	Number of Other Accounts Managed	2(5)	None	1
	Assets in Other Accounts Managed	$4,395.85M	None	$14.45M
Matthew Peron	Number of Other Accounts Managed	2(6)	5	13
	Assets in Other Accounts Managed	$25,065.22M	$612.18M	$1,737.43M
Kevin Preloger	Number of Other Accounts Managed	2(7)	2	4
	Assets in Other Accounts Managed	$2,886.97M	$213.10M	$244.56M
A. Douglas Rao	Number of Other Accounts Managed	4(8)	4	19
	Assets in Other Accounts Managed	$24,053.71M	$1,845.60M	$5,991.44M
Brian Recht(9)	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Nick Schommer	Number of Other Accounts Managed	5(10)	5	21
	Assets in Other Accounts Managed	$29,357.18M	$1,879.49M	$5,996.32M
Aaron Scully(1)	Number of Other Accounts Managed	3	3(2)	3
	Assets in Other Accounts Managed	$135.03M	$4,003.31M	$115.35M
Justin Tugman	Number of Other Accounts Managed	3(11)	2	5
	Assets in Other Accounts Managed	$6,698.88M	$213.10M	$385.09M
Cody Wheaton	Number of Other Accounts Managed	5	None	8
	Assets in Other Accounts Managed	$26,057.98M	None	$2,081.22M
Greg Wilensky	Number of Other Accounts Managed	6	9	11
	Assets in Other Accounts Managed	$37,840.19M	$12,111.34M	$1,922.69M

(1)
Effective on January 26, 2022, Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully assumed shared responsibility for the day-to-day management of Global Sustainable Equity Portfolio.
(2)
One account included in the total, consisting of $1,260.91M of the total assets of the category, has a performance-based advisory fee.
(3)
Effective on March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility with Mr. Fish, for the day-to-day management of Global Technology and Innovation Portfolio.
(4)
One account included in the total, consisting of $3,928.61M of the total assets of the category, has a performance-based advisory fee.
(5)
One account included in the total, consisting of $1,852.43M of the total assets of the category, has a performance-based advisory fee.
(6)
Two accounts included in the total, consisting of $25,065.22M of the total assets of the category, have performance-based advisory fees.
(7)
Two accounts included in the total, consisting of $2,886.97M of the total assets of the category, have performance-based advisory fees.
(8)
One account included in the total, consisting of $22,473.26M of the total assets of the category, has a performance-based advisory fee.
(9)
Effective on March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility with Messrs. Rao and Schommer, for the day-to-day management of Forty Portfolio.
(10)
Two accounts included in the total, consisting of $27,776.73M of the total assets of the category, have performance-based advisory fees.
(11)
Three accounts included in the total, consisting of $6,698.88M of the total assets of the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolios. Those other accounts may include other Janus Henderson funds, private-label funds for which the Adviser or an affiliate serves as subadviser, separately managed accounts, or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than a Portfolio or may have a performance-based management fee. As such, fees earned by the Adviser or an affiliate may vary among these accounts. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio. Furthermore, the Adviser believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with the Adviser’s
90

personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to the Adviser. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio.
A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”
The Adviser manages the Portfolios and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because the Adviser manages the Janus Henderson “funds of funds” and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Portfolios. For example, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing the Adviser the opportunity to recoup expenses it previously waived or reimbursed for a Portfolio, or to reduce the amount of seed capital investment needed by the Adviser for the Janus Henderson funds. In addition, the Janus Henderson “funds of funds” portfolio manager, Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, has access to and regularly monitors certain information regarding the characteristics of the Portfolios, as well as knowledge of, and potential impact on, investment strategies and techniques of the Portfolios.

JANUS HENDERSON INVESTMENT PERSONNEL COMPENSATION INFORMATION
The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2021.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-,
91

three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.
Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities
The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such portfolio managers and/or investment personnel do not directly or beneficially own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of other Janus Henderson mutual funds within the Fund Complex, including those which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers’ and/or investment personnel’s ownership in the Fund Complex as of December 31, 2021.
Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund Complex
Jeremiah Buckley	None	Over $1,000,000
Hamish Chamberlayne(1)	None	None
Jonathan Cofsky(2)	None	Over $1,000,000
Brian Demain	None	Over $1,000,000
Denny Fish	None	Over $1,000,000
Michael Keough	None	Over $1,000,000
Julian McManus	None	Over $1,000,000
George P. Maris	None	Over $1,000,000
Matthew Peron	None	$500,001-$1,000,000
Kevin Preloger	None	Over $1,000,000
A. Douglas Rao	None	Over $1,000,000
Brian Recht(3)	None	$500,001-$1,000,000
Nick Schommer	None	Over $1,000,000
Aaron Scully(1)	None	$500,001-$1,000,000
Justin Tugman	None	Over $1,000,000
Cody Wheaton	None	Over $1,000,000
Greg Wilensky	None	Over $1,000,000

(1)
Effective on January 26, 2022, Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully assumed shared responsibility for the day-to-day management of Global Sustainable Equity Portfolio.
(2)
Effective on March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility with Mr. Fish, for the day-to-day management of Global Technology and Innovation Portfolio.
(3) Effective on March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility with Messrs. Rao and Schommer, for the day-to-day management of Forty Portfolio.
92

Principal shareholders

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of March 31, 2022, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.
To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.
From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.
The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.
Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Flexible Bond Portfolio	AUL Group Retirement Account II Indianapolis, IN	22.24%
	AUL Individual Variable Annuity Unit Trust 1 Indianapolis, IN	14.10%
	GE Life & Annuity Company (GELAAC) Richmond, VA	8.59%
	Great-West Life & Annuity Client Plans Greenwood Village, CO	7.98%
	Great-West Life & Annuity FBO Schwab Annuities Advisor Choice Greenwood Village, CO	6.97%
	Allstate Life Insurance Palatine, IL	5.07%
	AUL American Investment Trust Indianapolis, IN	5.02%
Global Research Portfolio	New York Life Distributors Jersey City, NJ	36.05%
	GE Life & Annuity Company (GELAAC) Richmond, VA	6.84%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	6.49%
	Allstate Life Insurance Palatine, IL	6.00%
Global Sustainable Equity Portfolio	Janus Henderson US (Holdings) Inc. Denver, CO	100%*
*
This beneficial ownership represents seed capital that Janus Henderson or an affiliate provided for the Portfolio.
93

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Overseas Portfolio	Pruco Life Insurance Company Newark, NJ	28.87%
	GE Life & Annuity Company (GELAAC) Richmond, VA	14.66%
	American General Life Ins. Co. Houston, TX	14.04%
	Jefferson National Life Insurance Louisville, KY	9.18%
	Annuity Investors Life Insurance Co. Cincinnati, OH	6.28%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	5.75%
Balanced Portfolio	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	15.01%
	GE Life & Annuity Company (GELAAC) Richmond, VA	14.94%
	Jefferson National Life Insurance Louisville, KY	13.96%
	Annuity Investors Life Insurance Co. Cincinnati, OH	9.32%
	Allstate Life Insurance Palatine, IL	9.23%
	Lincoln National Life Ins. Co. Lincoln Life Flexible Premium Variable Life Account S Fort Wayne, IN	5.21%
Enterprise Portfolio	Fidelity Investments Institutional Operations Co. Inc. As Agent for Certain Employee Ben Plans Covington, KY	11.84%
	Jefferson National Life Insurance Louisville, KY	11.49%
	NYLife Distributors Jersey City, NJ	9.33%
	Allstate Life Insurance Palatine, IL	8.99%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	8.95%
	GE Life & Annuity Company (GELAAC) Richmond, VA	8.28%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	5.32%
94

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Forty Portfolio	GE Life & Annuity Company (GELAAC) Richmond, VA	10.49%
	Farmers New World Life Ins. Co. Mercer Island, WA	9.76%
	Mass Mutual Life Insurance Co. Springfield, MA	8.94%
	Transamerica Life Insurance Company TPLIC - Acct B Cedar Rapids, IA	7.54%
	Farmers New World Life Ins. Co. Mercer Island, WA	7.02%
	Connecticut Mutual Life Ins. Co. Springfield, MA	5.15%
	DCGT As Ttee &/or Cust FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	5.03%
Research Portfolio	Pruco Life Insurance Company Newark, NJ	20.19%
	Pruco Life Insurance Company Newark, NJ	11.79%
	GE Life & Annuity Company (GELAAC) Richmond, VA	10.83%
	Allstate Life Insurance Palatine, IL	10.17%
	Jefferson National Life Insurance Louisville, KY	7.55%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	7.49%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	6.38%
Global Technology and Innovation Portfolio	Lincoln Life & Annuity of NY Account R LSVUL Fort Wayne, IN	42.91%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	21.37%
	Great West Life & Annuity Client Plans 2T2 Englewood, CO	17.78%
Mid Cap Value Portfolio	Jefferson National Life Insurance Louisville, KY	50.60%
	TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company Charlotte, NC	18.27%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	10.91%

95

Miscellaneous information

Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers 11 series of shares, known as “Portfolios.” Each Portfolio presently offers interests in one or more classes of shares as described in the table below.
Portfolio Name	Institutional Shares	Service Shares
Balanced Portfolio	x	x
Enterprise Portfolio	x	x
Flexible Bond Portfolio	x	x
Forty Portfolio	x	x
Global Research Portfolio	x	x
Global Sustainable Equity Portfolio	x	x
Global Technology and Innovation Portfolio	x	x
Mid Cap Value Portfolio	x	x
Overseas Portfolio	x	x
Research Portfolio	x	x
U.S. Low Volatility Portfolio		x

Effective April 27, 2018, Janus Henderson Global Allocation Portfolio – Moderate was reorganized into Janus Henderson Balanced Portfolio.
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name “Janus Henderson” as soon as reasonably practicable.
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.
The Portfolios discussed in this SAI each offer two classes of shares. Institutional Shares, the Shares discussed in this SAI, are offered only in connection with investments in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act.
Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio’s or class’ interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name.
96

Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a shareholder vote. Additional information may be found in the participating insurance company’s separate account prospectus.
The Board currently has seven members, all of whom have been elected by shareholders. With the exception of Diane L. Wallace, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust’s Bylaws, or the Trustees.
As mentioned previously in “Shareholder Meetings,” shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios’ annual financial statements and performs tax services for the Portfolios.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.
97

Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS OF JANUS ASPEN SERIES (AUDITED)
The following audited financial statements for the year ended December 31, 2021 are hereby incorporated into this SAI by reference to the Portfolios’ Annual Reports dated December 31, 2021, as applicable.
•
Schedules of Investments as of December 31, 2021
•
Statements of Assets and Liabilities as of December 31, 2021
•
Statements of Operations for the year ended December 31, 2021
•
Statements of Changes in Net Assets for each of the years indicated
•
Financial Highlights for each of the years indicated
•
Notes to Schedules of Investments
•
Notes to Financial Statements
•
Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.
The Annual Reports can be accessed at the following link, as applicable:
Janus Aspen Series December 31, 2021 Annual Reports
•
Janus Henderson Balanced Portfolio
•
Janus Henderson Enterprise Portfolio
•
Janus Henderson Flexible Bond
•
Janus Henderson Forty Portfolio
•
Janus Henderson Global Research Portfolio
•
Janus Henderson Global Technology and Innovation Portfolio
•
Janus Henderson Mid Cap Value Portfolio
•
Janus Henderson Overseas Portfolio
• Janus Henderson Research Portfolio
98

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

99

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper-medium grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
100

This page intentionally left blank.

janushenderson.com/VIT
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687
109-22-81225 04-22

▼ April 29, 2022

Service Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	N/A
Global & International
Janus Henderson Global Research Portfolio	N/A
Janus Henderson Global Sustainable Equity Portfolio	N/A
Janus Henderson Overseas Portfolio	N/A
Growth & Core
Janus Henderson Balanced Portfolio	N/A
Janus Henderson Enterprise Portfolio	N/A
Janus Henderson Forty Portfolio	N/A
Janus Henderson Research Portfolio	N/A
Mathematical
Janus Henderson U.S. Low Volatility Portfolio	N/A
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	N/A
Value
Janus Henderson Mid Cap Value Portfolio	N/A
Janus Aspen Series

Statement of Additional Information
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for the Service Shares (the “Shares”) of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) and by certain qualified retirement plans. Certain Portfolios also offer an additional class of shares to certain qualified plans or separate accounts of insurance companies.
This SAI is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectuses dated April 29, 2022, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios’ operations and activities than the Prospectuses. The Annual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI. The Annual and Semiannual Reports are available (for Janus Henderson Global Sustainable Equity Portfolio as they become available), without charge, from your plan sponsor, or other financial intermediary, at janushenderson.com/VIT, or by contacting a Janus Henderson representative at 1-877-335-2687.

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser and subadviser	52
Custodian, transfer agent, and certain affiliations	70
Securities lending	72
Portfolio transactions and brokerage	73
Shares of the trust	79
Net Asset Value Determination	79
Purchases	80
Distribution and Shareholder Servicing Plan	80
Redemptions	81
Income dividends, capital gains distributions, and tax status	83
Trustees and officers	85
Principal shareholders	101
Miscellaneous information	104
Shares of the Trust	104
Shareholder Meetings	104
Voting Rights	105
Independent Registered Public Accounting Firm	105
Registration Statement	105
Financial statements	106
Appendix A	107
Explanation of Rating Categories	107
1

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Aspen Series
This Statement of Additional Information includes information about 11 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Forty Portfolio (“Forty Portfolio”) is classified as nondiversified. Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”), Janus Henderson Global Research Portfolio (“Global Research Portfolio”), Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”), Janus Henderson Overseas Portfolio (“Overseas Portfolio”), Janus Henderson Balanced Portfolio (“Balanced Portfolio”), Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”), Janus Henderson Research Portfolio (“Research Portfolio”), Janus Henderson U.S. Low Volatility Portfolio (“U.S. Low Volatility Portfolio”), Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”), and Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) are classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for each Portfolio and is responsible for the general oversight of the subadviser. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC.

Subadviser
Intech Investment Management LLC (“Intech”) is the investment subadviser for U.S. Low Volatility Portfolio, pursuant to an Interim Subadvisory Agreement that became effective on March 31, 2022 and will remain in effect until on or about June 10, 2022, at which time the Adviser is expected to become the sole adviser to the Portfolio.

Investment Policies and Restrictions Applicable to all Portfolios
The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to each Portfolio, except policy (1), which applies only to the Portfolios specifically listed in that policy.
(1) With respect to 75% of its total assets, Flexible Bond Portfolio, Global Research Portfolio, Global Sustainable Equity Portfolio, Overseas Portfolio, Balanced Portfolio, Enterprise Portfolio, Research Portfolio, U.S. Low Volatility Portfolio, Global Technology and Innovation Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Each Portfolio may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
2

(5) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Portfolio (excluding Global Sustainable Equity Portfolio) may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Portfolios may not issue “senior securities” in contravention of the 1940 Act. With respect to Global Sustainable Equity Portfolio, the Portfolio may not borrow money or issue “senior securities” in each case except as permitted under the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.
(6) The Portfolios may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government
3

that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Portfolios’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Portfolio’s policies on investing in particular industries, each Portfolio relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg L.P. for fixed-income investments. Portfolios with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Portfolio may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Portfolios may change any source used for determining industry classifications without prior shareholder notice or approval.

Investment Policy Applicable to Balanced Portfolio
Balanced Portfolio. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in issuers than a portfolio that is classified as “diversified.” This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.
Cash Position
As discussed in the Prospectuses, a Portfolio’s cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Portfolio may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
U.S. Low Volatility Portfolio, subadvised by Intech, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Portfolio may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, the Portfolio may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Portfolio’s otherwise applicable percentage limits, policies, or its normal investment emphasis, when Intech believes market, economic, or political conditions warrant a temporary defensive position.
4

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Certain Portfolios may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
If illiquid investments that are assets exceed 15% of a Portfolio’s net assets, the Portfolio will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Portfolio to decline.
Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal and/or contractual restrictions on their sale or resale. These securities may also include initial public offerings (“IPO”) where a Portfolio participates as an anchor or cornerstone investor (“Cornerstone Investor”) wherein it agrees prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities (“Cornerstone IPOs”). These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, private placements and other restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Portfolio may be able to sell them only at prices that are less than what the Portfolio regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Portfolio may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Portfolio may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Portfolio management receives material non-public information about the issuer, the Portfolio may, as a result, be legally prohibited from selling the securities.
Each Portfolio may make an initial investment of up to 0.5% of its total assets in any one private placement issuer. A Portfolio may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one private placement issuer.
Restricted securities may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144 under the Securities Act of 1933, as amended (the “1933 Act”). Offerings of Regulation S Securities may be conducted outside of the United States. Although Regulation S and Rule 144 securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Portfolios.
Sustainable Investments
To identify the universe of investible securities for Global Sustainable Equity Portfolio, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than
5

5-10%) from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
armaments;
•
chemicals of concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions);
•
contentious industries (such as, but not limited to, cement, fishing, mining, palm oil, and timber);
•
fossil fuel extraction and refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration);
•
fossil fuel power generation;
•
fur;
•
gambling;
•
genetic engineering;
•
intensive farming;
•
meat and dairy production and sales (applies to companies involved in the production or processing of meat/poultry or dairy products or eggs, or whose primary activity involves their sale);
•
nuclear power;
•
pornography;
•
tobacco production and sales; and
•
United Nations Global Compact violators.
The portfolio managers consider inputs from third-party data providers in implementing the Portfolio’s investment strategies. As of the date of this SAI, the portfolio managers receive such inputs provided by Sustainalytics, Vigeo Eiris, and Institutional Shareholder Services, Inc. (“ISS”). A description of the environmental, social, and governance (“ESG”) data provided is noted below. The third-party data providers used by the Adviser are subject to change over time.
•
Sustainalytics, a Morningstar Company – Provides absolute ESG risk scoring, general activity-based and norms-based exclusion classifications, and information regarding certain ESG metrics to support focused evaluation or screening.
•
Vigeo Eiris, part of Moody’s ESG Solutions – Provides activity-based exclusion classifications.
•
ISS – Provides climate risk data and reporting on carbon emissions, warming potential, alignment with Paris Agreement on Climate Change, physical risk information, transition risk information, scenario analysis, and voting governance analysis.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to
6

remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on SPAC entities. Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to only remove them pursuant to a pending sale, which can delay liquidity. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.
Special Purpose Acquisition Companies
Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Segregation of Assets
Consistent with Staff guidance, as of the date of this SAI, financial instruments that involve a Portfolio’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Portfolio covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with Staff guidance, as of the date of this SAI, a Portfolio will consider its obligations involving such a financial instrument as “covered” when the Portfolio (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Portfolio’s exposures relating to the financial instrument, as determined on a daily basis. The Adviser maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with Staff positions as of the date of this SAI, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Portfolio and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Portfolio must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Portfolio writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Portfolio may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Portfolio sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. Each Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio’s
7

borrowing restrictions. This requirement to segregate assets places an upper limit on a Portfolio’s ability to leverage its investments and the related risk of losses from leveraging. A Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Portfolio may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Portfolio expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Portfolio may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Portfolio to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Portfolio will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Portfolio’s obligations under the financial instruments have been satisfied. A Portfolio may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Portfolio’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Portfolio to segregate or earmark.
The SEC has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a Portfolio can enter into, eliminate the asset segregation framework currently used by Portfolios and discussed above and require Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Accordingly, the Adviser reserves the right to modify its Segregation and Collateral Procedures in the future, consistent with Rule 18f-4 and any other SEC or Staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent a Portfolio engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. Certain Portfolios may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Portfolio cannot vote the shares. The Portfolios that participate in securities lending have discretion to pull back lent shares before proxy record dates and vote proxies if time and jurisdictional requirements permit and based on the best interests of the Portfolios. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Portfolio is unable to recover a security on loan, that Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Portfolios’ securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in
8

assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolios and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolios and the cash management vehicle. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolios may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Portfolios may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or
9

options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Certain Portfolios also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and such Portfolio in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Certain Portfolios may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instruments when such Portfolio wishes to sell it.
Industry and Sector Risk
Financial Services Sector. To the extent a Portfolio invests a significant portion of its assets in the financial services sector, that Portfolio will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
10

Information Technology Sector. To the extent a Portfolio invests a significant portion of its assets in technology-related industries or sectors, competitive pressures may have a significant effect on the performance of companies in which that Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Cyber Security Risk
The Portfolios are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Portfolios’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Portfolios’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Portfolios’ systems.
Cyber security failures or breaches by the Portfolios’ third party service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) or the subadviser, as applicable, may subject a Portfolio to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Portfolios’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios may incur incremental costs to prevent cyber incidents in the future. The Portfolios could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Portfolios cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value.
Operational Risk
An investment in a Portfolio can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Portfolio’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Portfolio will not suffer losses if such events occur.
Foreign Securities
Each Portfolio, including U.S. Low Volatility Portfolio to the extent that foreign securities may be included in its benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Enterprise Portfolio has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
11

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Portfolio has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
Geographic Investment Risk. To the extent a Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in
12

social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Portfolio’s performance to the extent the Portfolio is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures that are designed to minimize disruption in the financial markets have been or may be proposed, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Emerging Markets. Within the parameters of its specific investment policies, each Portfolio, including U.S. Low Volatility Portfolio to the extent that emerging markets may be included in its benchmark index, and particularly Global Research Portfolio, Overseas Portfolio, and Global Technology and Innovation Portfolio, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Global Sustainable Equity Portfolio will normally limit its investments in emerging market countries to 5% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of
13

natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Portfolio’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The Portfolios may be subject to emerging market risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges. Portfolios with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A portfolio with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a portfolio, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a portfolio as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a portfolio may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a portfolio’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the portfolios or investment manager. If the daily
14

quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a portfolio’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a portfolio. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Variable Interest Entities (“VIEs”). In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which may subject the Portfolio to legal and regulatory uncertainties and risks in addition to the risks listed under “Foreign Securities” and “Emerging Markets.” The VIE structure enables foreign investors, such as a Portfolio, to obtain exposure to a Chinese operation company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve equity ownership in a China-based company but rather involves claims to the China-based company’s profits and control of its assets through contractual arrangements. As a result, foreign investors do not have rights of direct equity owners, including rights to residual profits or control over management.
Intervention by the Chinese government with respect to VIE structure or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company’s business, the enforceability of the shell company’s contractual arrangements with the Chinese operation company and the value of the listed company’s stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to a Portfolio.
Risks of Investments in the People’s Republic of China (“PRC”). In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (xii) the imposition of sanctions or embargoes imposed by the U.S. government.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Portfolio investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a potential trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Portfolio.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with
15

redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Portfolio’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC.
Moreover, as demonstrated by recent protests in Hong Kong over political, economic, social, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Portfolio’s investments in the PRC or Hong Kong.
Risks of Investments in Russia. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Portfolio to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
16

As a result of previous and current political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade securities of sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia’s economy into a recession. The extent and duration of Russia’s invasion of Ukraine, resulting sanctions and resulting future market disruptions in Europe and globally, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general. Actual and threatened responses to such military action may also impact the market for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors in Europe and globally. It is also possible that this conflict could expand and attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global markets.
Risks of Investments in Latin American Countries. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio’s investments in Latin America generally or in specific countries participating in such trade agreements.
17

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
Certain Portfolios may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described below. In addition, a Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, a Portfolio may also be required to pay a premium, which would increase the cost of the security sold.
The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the stock sold short. If a short squeeze occurs, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
Certain Portfolios may engage in “short sales against the box” and options for hedging purposes. This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain. There are no limits on a Portfolio’s investments in short sales against the box for hedging purposes.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Portfolio, with the exception of U.S. Low Volatility Portfolio, may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Portfolio’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Portfolio must distribute its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon
18

bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Portfolio, to reduce the assets to which Portfolio expenses could be allocated, and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Portfolios, with the exception of U.S. Low Volatility Portfolio, may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, which include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or mortgage participation certificates, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues mortgage participation certificates (“PCs”), which resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal.
The Federal National Mortgage Association (“Fannie Mae”) also issues mortgage pass-through certificates (“Fannie Mae Certificates”), which resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
19

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Portfolios’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Collateralized Bond Obligations and other Collateralized Debt Obligations. Certain Portfolios may invest in collateralized bond obligations (“CBOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs and other CDOs may charge management fees and administrative expenses.
For CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or other CDO securities as a class.
The risks of an investment in a CBO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and other CDOs may be characterized by a Portfolio as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
20

Collateralized Mortgage Obligations. Certain Portfolios may invest in CMOs. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with certain Portfolios’ investment objectives and policies, the Adviser may invest in various tranches of CMO bonds, including support bonds.
Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios’ quality standards. Securities issued by certain private organizations may not be readily marketable.
21

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Portfolio may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities. A Portfolio may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real
22

estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Credit Risk Transfer Securities. A Portfolio may invest in credit risk transfer (“CRT”) securities. CRTs are unguaranteed and unsecured debt securities issued by a government-related organization or a special purpose vehicle (“SPV”), respectively, and therefore are not directly linked to or backed by the underlying mortgage loans. Unlike mortgage-backed securities, investors in CRT securities issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. Therefore, a Portfolio could lose all or part of its investments in CRT securities in the event of a default by the underlying mortgages.
Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Portfolio may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities. A Portfolio may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Collateralized Loan Obligations (“CLO”). A CLO is a type of securitized asset, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of
23

bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Portfolio purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Portfolio’s ability to acquire or dispose of CLOs at a price and time a Portfolio deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Portfolio may not be able to accurately predict when or which of its CLO investments will be called, resulting in the Portfolio having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Portfolio’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Portfolio to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Other Types of Pass-Through Securities. The Portfolios, with the exception of U.S. Low Volatility Portfolio, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios’ Prospectuses may apply.
Investment Company Securities
From time to time, a Portfolio may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by
24

them, own more than 10% of the voting stock of such other investment company. To the extent a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Portfolio may invest in other investment companies beyond these statutory limits to the extent the Portfolio abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Portfolio may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Portfolio may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent a Portfolio invests in money market funds or other funds, such Portfolio will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying funds or investment vehicles in which a Portfolio may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Portfolio and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Portfolio’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.
Exchange-Traded Notes
Certain Portfolios may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Portfolio’s total return. A Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, the Adviser or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income,
25

thereby offering a yield advantage over investing directly in an underlying equity. Certain Portfolios may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including securities eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Certain Portfolios may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). Certain Portfolios may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Portfolio, including U.S. Low Volatility Portfolio to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectuses, as applicable.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Portfolio, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Low Volatility Portfolio may have exposure to U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
26

Inflation-Linked Securities
A Portfolio may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Portfolios, with the exception of U.S. Low Volatility Portfolio, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Portfolio may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.
A Portfolio may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.
Each Portfolio expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Portfolios do not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Portfolio.
Other Securities
Other types of securities that the Portfolios, with the exception of U.S. Low Volatility Portfolio, may purchase include, but are not limited to, the following:
Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions. A Portfolio may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These securities may include Cornerstone IPOs. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on
27

securities a Portfolio has committed to purchase prior to the time delivery of the securities is made. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
To facilitate TBA commitments, a Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments to the extent required by the SEC. Proposed rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), include certain mandatory margin requirements for TBA commitments which, in some circumstances, may require a Portfolio to also post collateral. These collateral requirements may increase costs associated with a Portfolio’s participation in the TBA market.
Standby Commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities may be relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Portfolio may invest in publicly traded REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect
28

the value of a Portfolio’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Portfolio purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Portfolio’s collateral focuses in one or more sectors, such as banks and financial services, the Portfolio is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Portfolio to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Portfolio sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio’s holdings, although a Portfolio’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Portfolio will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. A Portfolio will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Portfolios, particularly Flexible Bond Portfolio, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same
29

security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Portfolio foregoes principal and interest paid on the mortgage-backed security. A Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Portfolio’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Portfolios may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of Flexible Bond Portfolio’s or Balanced Portfolio’s total assets and no more than 5% of Global Technology and Innovation Portfolio’s total assets. The loans in which a Portfolio may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Portfolio’s bank loan investments may be deemed illiquid and therefore would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Portfolio’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Portfolios generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Portfolio may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Portfolio invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio’s NAV.
30

The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.
Bank Obligations. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans. The Portfolios may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Portfolio’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Portfolio generally acquires Corporate Loans of borrowers that, in the Adviser’s or the subadviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser or the subadviser, as applicable. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Portfolio attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser or the subadviser, as applicable, relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Portfolio is particularly dependent on the analytical abilities of the Adviser or the subadviser, as applicable.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. In addition, transactions in Corporate Loans may settle on a delayed basis. As a result, the proceeds from the sale of Corporate Loans may not be readily available to make additional investments or to meet a Portfolio’s redemption obligations. The market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of the Adviser and the subadviser, this should enhance their liquidity.
A Portfolio may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Portfolios may even acquire and retain Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser and subadviser believe that a Portfolio is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans. A Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that the Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Portfolio may experience delays
31

in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Portfolio would need to maintain assets sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Portfolio will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, a Portfolio may determine not to receive confidential information. Such a decision may place the Portfolio at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where the Adviser receives material, nonpublic information about the issuers of loans that may be held in a Portfolio’s holdings, the Adviser’s ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Portfolio becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Portfolios. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or a Portfolio to material non-public information of the issuer, restricting such Portfolio’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Portfolios to federal bankruptcy laws or other laws governing rights of debtors and creditors.
32

Additionally, such participation may subject the Portfolios to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of a Portfolio when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Portfolio’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba1 or lower by Moody’s Investors Service, Inc.). To the extent a Portfolio invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Global Research Portfolio, Overseas Portfolio, Enterprise Portfolio, Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio), 20% or less of its net assets (Mid Cap Value Portfolio) or 35% or less of the fixed-income portion of its net assets (Balanced Portfolio). Global Sustainable Equity Portfolio and U.S. Low Volatility Portfolio do not intend to invest in high-yield/high-risk bonds.
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio could expect a decline in the market value of the bonds so affected.
A Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated high-yield/high-risk bonds will be included in each Portfolio’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating and may issue unrated securities. A Portfolio’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Portfolio may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although the Portfolios generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Portfolio’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.
33

Futures, Options, and Other Derivative Instruments
Certain Portfolios may invest in various types of derivatives, which may at times result in significant derivative exposure. U.S. Low Volatility Portfolio may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Portfolios may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Portfolio to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Portfolio’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on a Portfolio.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolios may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s or the subadviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Portfolio and the Internal Revenue Code), or contracts based on interest rates and financial indices, including
34

indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Portfolio’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Portfolio that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Portfolio may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Portfolios. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Adviser or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business.
The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
With the exception of U.S. Low Volatility Portfolio, if a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its
35

portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio’s interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Portfolio may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt
36

trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions.
Regulation of Commodity Interests – The Adviser has filed notices of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Portfolios in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Portfolios.
The Portfolios may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if a Portfolio invests more than a prescribed level of its assets in such instruments, or if a Portfolio markets itself as providing investment exposure to these instruments. If a Portfolio cannot meet the requirements of Rule 4.5, the Adviser and such Portfolio would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Portfolio’s expenses, which could negatively impact the Portfolio’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios, with the exception of U.S. Low Volatility Portfolio, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an
37

agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Portfolio may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Portfolio may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Portfolio may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Portfolio’s ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.
Options on Foreign Currencies. The Portfolios, with the exception of U.S. Low Volatility Portfolio, may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
38

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.
The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio’s custodian.
The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments. Each Portfolio, with the exception of U.S. Low Volatility Portfolio, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover,
39

an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios, with the exception of U.S. Low Volatility Portfolio, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the
40

writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
41

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.
A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.
The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if the Adviser or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Adviser or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the
42

option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options. In addition to the option strategies described above and in the Prospectuses, a Portfolio, with the exception of U.S. Low Volatility Portfolio, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.
The Portfolios may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Portfolio to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products. The Portfolios, with the exception of U.S. Low Volatility Portfolio, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). To the extent necessary to comply with certain regulatory restrictions, the net amount of the excess, if any, of a Portfolio’s obligations over its entitlement with respect to each swap, will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by such Portfolio’s custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain segregated assets, to the extent necessary to comply with certain regulatory restrictions, in the full amount accrued on a daily basis of its obligations with respect to the swap.
Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If there is a default by the other party to such a transaction, the Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) now requires certain swap
43

agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Portfolio. For example, swap execution facilities typically charge fees, and if a Portfolio executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Portfolio may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the swap execution facility. If a Portfolio wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Portfolio could not execute all components of the package on the swap execution facility. In that case, the Portfolio would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Portfolio to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Portfolio with an unhedged position for a period of time.
A Portfolio normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors may be less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Portfolio), including OTC credit default swap agreements, for investment purposes, to add leverage to its portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, that Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in
44

the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.
A Portfolio may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the portfolio. By investing in CDXs, a portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Portfolios to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Portfolio will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolios to losses, increase their costs, or prevent the Portfolios from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts. Certain Portfolios may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps. A Portfolio may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Portfolio will either pay or receive the net amount. A Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Developing Government Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Portfolio engages in derivative
45

transactions, may limit or prevent the Portfolio from using these instruments effectively as a part of its investment strategy, and could adversely affect the Portfolio’s ability to achieve its investment objective. The Portfolios will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. Accordingly, the Portfolios may treat such instruments as illiquid investments. U.S. Low Volatility Portfolio does not intend to invest in structured investments.
ESG Exclusions Policy. The Adviser has adopted a firmwide environmental, social, and governance exclusions policy that generally applies to the accounts it manages, including the Portfolios, with the exception of U.S. Low Volatility Portfolio. Therefore, using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Regulatory Changes and Market Events and Risks.  Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios or the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolios’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Portfolios. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as
46

intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, are considering more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2007-2008 financial crisis. The exact specifics of these policies are still under consideration, but the markets may react strongly which could increase volatility. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect many nations’ economies in ways that cannot be presently foreseen.
The value and liquidity of a Portfolio’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which a Portfolio invests, especially given that the economics and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolios’ service providers, including the Adviser or the subadviser, as applicable, rely, and could otherwise disrupt the ability of employees of the Portfolios’ service providers to perform essential tasks on behalf of the Portfolios.
LIBOR Replacement Risk. The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR or other interbank offered rates (“IBORs”) as a reference rate for various rate calculations. On March 5, 2021, the U.K. Financial Conduct Authority (the “FCA”) announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. In addition, the Portfolios may have investments linked to other IBORs which may also cease to be published.
Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. For example, the U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
The elimination of LIBOR and other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect a Portfolio’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of the relevant LIBOR.
While some existing contracts or instruments may contemplate a scenario where LIBOR or other reference rates are no longer available by providing for an alternative rate-setting methodology, there may be uncertainty regarding the effectiveness of any such alternative methodologies to replicate underlying reference rates. The effect of the discontinuation of LIBOR or other reference rates will depend on (i) existing fallback or termination provisions in individual contracts and (ii) whether, how,
47

and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Portfolio Turnover
The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Portfolio were replaced once during the fiscal year. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel, or due to a restructuring of a Portfolio’s holdings as a result of a change in portfolio management. A Portfolio’s portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance. The following table summarizes the portfolio turnover rates for the Portfolios for the last two fiscal years, unless otherwise noted.
Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2021	Portfolio Turnover Rate for the fiscal year ended December 31, 2020
Fixed Income
Flexible Bond Portfolio	160%	139%
Global & International
Global Research Portfolio	20%	33%
Global Sustainable Equity Portfolio(1)	N/A	N/A
Overseas Portfolio	21%	21%
Growth & Core
Balanced Portfolio	56%	80%
Enterprise Portfolio	17%	16%
Forty Portfolio	31%	41%
Research Portfolio	33%	33%
Mathematical
U.S. Low Volatility Portfolio(2)	157%	44%
Specialty Equity
Global Technology and Innovation Portfolio	47%	44%
Value
Mid Cap Value Portfolio	63%	44%

(1)
The Portfolio commenced operations on January 26, 2022.
(2)
Due to the mathematical investment process employed by the Portfolio, portfolio turnover may fluctuate from year-to-year.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. With the exception of U.S. Low Volatility Portfolio, a schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. For U.S. Low Volatility Portfolio, portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. A complete
48

schedule of each Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). U.S. Low Volatility Portfolio may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
•
Top Holdings. Each Portfolio’s (with the exception of U.S. Low Volatility Portfolio) top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag. Top holdings of U.S. Low Volatility Portfolio, consisting of security names only in alphabetical order and aggregate percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers (with the exception of U.S. Low Volatility Portfolio) ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, or a designee, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Portfolios’ Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, or a designee, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
49

Name	Frequency	Lag Time
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
50

Name	Frequency	Lag Time
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
Nasdaq Inc.	Daily	Current
New England Pension Consultants	Monthly	Current
Perficient, Inc.	As needed	Current
Plante & Moran, PLLC	Daily	30 days
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	30 days
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information. Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, non-U.S. registered investment companies, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios’ holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios’ holdings disclosure policies.
51

Investment adviser and subadviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc. (formerly Janus Capital Group Inc.), the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Portfolio’s Advisory Agreement continues in effect from year to year, except for Global Sustainable Equity Portfolio’s Advisory Agreement which will continue in effect for an initial term through February 1, 2023 and then from year to year thereafter, so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Portfolio. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Portfolio, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Portfolio.
Each Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and certain other advisory-related services. Each Portfolio pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Portfolio shares, compensation to the Portfolios’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, the Adviser has delegated certain management duties for U.S. Low Volatility Portfolio to Intech pursuant to an interim subadvisory agreement (“Interim Sub-Advisory Agreement”) between the Adviser and Intech that became effective on March 31, 2022 and will remain in effect until on or about June 10, 2022, at which time the Adviser is expected to become the sole adviser to the Portfolio.
In rendering investment advisory services to Global Sustainable Equity Portfolio, the Adviser may use the portfolio management, research, and other resources of Janus Henderson Investors (Jersey) Limited and Janus Henderson Investors UK Limited (collectively, “JHIUKL”), both foreign (non-U.S.) affiliates of the Adviser. One or more Janus Henderson employees, acting for JHIUKL, may provide services to the Portfolio through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Portfolio. The responsibilities of both the Adviser and JHIUKL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Portfolio documents, and other services for which the Portfolios reimburse the Adviser for its out-of-pocket costs. Each Portfolio also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser or the subadviser, as applicable, provides to each Portfolio. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolios.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with a Portfolio.
52

A discussion regarding the basis for the Trustees’ approval of the Portfolios’ Advisory Agreements, and U.S. Low Volatility Portfolio’s Interim Sub-Advisory Agreement, is included in each Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual and semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
The Portfolios pay a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under “Average Daily Net Assets of the Portfolio.” Portfolios that pay a fee that may adjust up or down based on the Portfolio’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Portfolio” column below. The following table also reflects the Portfolios’ contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Fixed Income
Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45
Global & International
Global Research Portfolio	N/A	0.60
Global Sustainable Equity Portfolio	First $2 Billion Over $2 Billion	0.75 0.70
Overseas Portfolio	N/A	0.64
Growth & Core
Balanced Portfolio	All Asset Levels	0.55
Enterprise Portfolio	All Asset Levels	0.64
Forty Portfolio	N/A	0.64
Research Portfolio	N/A	0.64
Mathematical
U.S. Low Volatility Portfolio	All Asset Levels	0.50
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64
Value
Mid Cap Value Portfolio	N/A	0.64

Performance-Based Investment Advisory Fee
Applies to Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio only
Effective on the dates shown below, each of Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio’s performance relative to the cumulative investment record of its respective benchmark index over the performance
53

measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Portfolio Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Global Research Portfolio	02/01/06	02/01/07
Mid Cap Value Portfolio	02/01/06	02/01/07
Research Portfolio	07/01/10	07/01/11
Overseas Portfolio	07/01/10	10/01/11
Forty Portfolio	07/01/10	01/01/12

Under the performance-based fee structure, the investment advisory fee paid to the Adviser by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares (“Service Shares”) is used for purposes of calculating the Portfolio’s Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.
The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance
54

measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio’s performance compared to its former benchmark index. Any change to a particular Portfolio’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Portfolios that charge a performance fee, changing a Portfolio’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio’s benchmark index is appropriate.
Effective May 1, 2017, Research Portfolio’s benchmark index changed from the Core Growth Index to the Russell 1000® Growth Index for purposes of measuring the Portfolio’s performance and calculating the Performance Adjustment. Between May 1, 2017 and April 30, 2020, the Portfolio’s returns were compared to a blended index return reflecting a measurement of the Portfolio’s performance relative to the Core Growth Index for the portion f the performance measurement period prior to May 1, 2017, and a measurement of the Portfolio’s performance relative to the performance of the Russell 1000 Growth Index for periods following May 1, 2017. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio, and the Performance Adjustment now only includes the Portfolio’s performance relative to the Russell 1000 Growth Index.
Under certain circumstances, the Trustees may, without the prior approval of Portfolio shareholders, implement changes to the performance fee structure of a Portfolio as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it will depend on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
55

Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
The Base Fee Rate for each Portfolio and the Portfolio’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Portfolio Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Global Research Portfolio	MSCI World Indexsm(1)	0.60
Mid Cap Value Portfolio	Russell Midcap® Value Index(2)	0.64
Research Portfolio	Russell 1000 Growth Index(3)	0.64
Overseas Portfolio	MSCI All Country World ex-USA Indexsm(4)	0.64
Forty Portfolio	Russell 1000 Growth Index(3)	0.64

(1)
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2021 are shown below:
Portfolio Name	Net Assets
Global Research Portfolio	$912,775,046
Mid Cap Value Portfolio	$136,971,173
Research Portfolio	$704,320,240
56

Portfolio Name	Net Assets
Overseas Portfolio	$740,660,284
Forty Portfolio	$1,242,746,958

Examples: Global Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI World Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%
If the Portfolio has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%
If the Portfolio has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Mid Cap Value Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell Midcap Value Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%
If the Portfolio has outperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell Midcap Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
57

Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%
If the Portfolio has underperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark indices by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Indices By 5.00%
If the Portfolio has outperformed the Indices by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Indices
If the Portfolio performance has tracked the performance of the Indices during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Indices By 5.00%
If the Portfolio has underperformed the Indices by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Overseas Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI All Country World ex-USA Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 7.00%
If the Portfolio has outperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI All Country World ex-USA Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
58

Example 3: Portfolio Underperforms Its Benchmark Index By 7.00%
If the Portfolio has underperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Forty Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 8.50%
If the Portfolio has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 8.50%
If the Portfolio has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by certain Portfolios, or reimburse expenses, in an amount equal to the amount, if any, that such Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Provided that the Adviser remains investment adviser to the Portfolios, the Adviser has agreed to continue each waiver for at least a one-year period commencing on April 29, 2022 for all Portfolios except for Global Sustainable Equity Portfolio, which the Adviser has agreed to continue its waiver until at least April 30, 2023. In addition, with respect to U.S. Low Volatility Portfolio, the Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.83% for at least a one-year period commencing on April 29, 2022. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of each Prospectus. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
59

Portfolio Name	Expense Limit Percentage (%)
Global & International
Global Sustainable Equity Portfolio	0.85(1)
Mathematical
U.S. Low Volatility Portfolio	0.79
Specialty Equity
Global Technology and Innovation Portfolio	0.95
Value
Mid Cap Value Portfolio(2)	0.77

(1)
The Adviser will be entitled to recoup such reimbursement or fee reduction from the Portfolio, beginning with the commencement of operations (January 26, 2022) and expiring on the third anniversary of the commencement of operations or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Portfolio, with the exceptions previously noted, exceed the percentage stated.
(2)
The Portfolio has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.
The following table summarizes the investment advisory fees paid by each Portfolio and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended December 31.
	2021		2020		2019
Portfolio Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Fixed Income
Flexible Bond Portfolio	$3,221,764	−$75,934	$2,962,508	−$68,741	$2,967,589	$0
Global & International
Global Research Portfolio	$6,078,903	N/A	$5,385,071	N/A	$4,917,959	N/A
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A	N/A	N/A	N/A
Overseas Portfolio	$5,692,276	N/A	$4,383,159	N/A	$4,239,121	N/A
Growth & Core
Balanced Portfolio	$41,924,613	N/A	$31,406,892	N/A	$24,971,219	N/A
Enterprise Portfolio	$11,179,646	N/A	$9,490,207	N/A	$9,232,363	N/A
Forty Portfolio	$8,257,681	N/A	$6,377,205	N/A	$5,748,712	N/A
Research Portfolio	$3,482,270	N/A	$2,881,717	N/A	$2,527,213	N/A
Mathematical
U.S. Low Volatility Portfolio	$2,458,849	$0	$5,008,482	$0	$5,366,183	$0
Specialty Equity
Global Technology and Innovation Portfolio	$5,612,789	$0	$3,984,163	$0	$3,073,870	$0
Value
Mid Cap Value Portfolio	$656,650	$0	$645,106	$0	$683,276	$0

(1)
The Portfolio commenced operations on January 26, 2022.

Subadviser INTECH Investment Management LLC
The Adviser has entered into an Interim Sub-Advisory Agreement with Intech Investment Management LLC, 250 South Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, on behalf of U.S. Low Volatility Portfolio. Previously, the Adviser entered into a Sub-Advisory Agreement with Intech, which terminated on March 31, 2022, under substantially the same terms as the Interim Sub-Advisory Agreement, which will terminate on or about June 10, 2022.
Intech and its predecessors have been in the investment advisory business since 1987. Intech also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts.
60

Under the Interim Sub-Advisory Agreement between the Adviser and Intech, Intech is responsible for the day-to-day investment operations of the Portfolio. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Intech is also obligated to: (i) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by Intech; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Portfolio; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio. The Interim Sub-Advisory Agreement provides that Intech shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement and except to the extent otherwise provided by law.
Under the Interim Sub-Advisory Agreement, the Adviser pays Intech a fee equal to 50% of the advisory fee payable by U.S. Low Volatility Portfolio to the Adviser (calculated after any reimbursement of expenses incurred or fees waived). All fees earned under the Interim Sub-Advisory Agreement are held in escrow at the Portfolio’s custodian. Upon termination of the Interim Sub-Advisory Agreement, Intech will be paid out of the escrow account the lesser of (i) any costs incurred in performing services pursuant to the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).
The Interim Sub-Advisory Agreement is subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of the Portfolio’s outstanding voting securities on 10 days’ advance written notice. The Interim Sub-Advisory Agreement may be terminated by the Adviser or Intech at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by the Adviser or the Trust without advance notice if Intech is unable to discharge its duties and obligations. The Portfolio’s Interim Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of the Portfolio’s Advisory Agreement. The Portfolio’s Interim Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

Subadvisory Fees
Under the Sub-Advisory Agreement, Intech was compensated according to the following schedule for the fiscal year ended December 31, 2021:
Portfolio Name	Subadviser	Subadvisory Fee Rate (%)
U.S. Low Volatility Portfolio	Intech	0.25(1)

(1)
Prior to the reimbursement of expenses incurred or fees waived by the Adviser, if applicable.
U.S. Low Volatility Portfolio pays no fees directly to Intech. The Adviser pays these subadvisory fees out of the Portfolio’s advisory fees.

Payments to Financial Intermediaries By the Adviser or Its Affiliates
In addition to payments made under 12b-1 plans, the Adviser and its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market or promote the Portfolios, or perform related services for contract owners or plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
In addition, the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business
61

building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Additional Information About the Adviser and the Subadviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
Intech has adopted its own allocation procedures, which apply to U.S. Low Volatility Portfolio. Intech, the subadviser for U.S. Low Volatility Portfolio, generates regular daily trades for all of its clients, including U.S. Low Volatility Portfolio, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
The Portfolios and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to
62

purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing proprietary money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser or the subadviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “funds of funds” managed by the Adviser, which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the funds of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
The Adviser, Intech, and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser, Intech, and the Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser, Intech, and Distributor personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Portfolios. In addition, Adviser , Intech, and Distributor personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, Intech, the Distributor, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser, Intech, and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policies and Procedures
Each Portfolio’s Trustees have delegated to the Adviser or Intech, as applicable, the authority to vote all proxies relating to such Portfolio’s securities in accordance with the Adviser’s or Intech’s own policies and procedures.
Complete copies of the Adviser’s and Intech’s proxy voting policies and procedures, including specific guidelines, are available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices. Each Portfolio’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, and from the SEC through the SEC website at http://www.sec.gov.

63

Janus HENDERSON INVESTORS US LLC Proxy Voting Summary
The Adviser seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that the Adviser or an affiliate may have with the issuer or personnel of the issuer. Janus Henderson’s Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”) apply to the Adviser’s proxy voting on behalf of the Portfolios (other than U.S. Low Volatility Portfolio) and set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how the Adviser generally votes proxies on securities held by the portfolios the Adviser manages.
Janus Henderson’s Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus Henderson’s positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on Institutional Shareholder Services Inc. (“ISS”), the Adviser’s proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Stewardship team (the “GS Team”) and equity portfolio management who provide input on behalf of the investment team.
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. The Adviser’s portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GS Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management or GS Team input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, ISS will refer proxy voting questions to Operations Control or the GS Team for further instruction. In the event Portfolio Management or the GS Team is unable to provide input on a referred proxy item, the Adviser will abstain from voting the proxy item.
The Adviser relies on pre-populated and/or automated voting to cast votes for the Portfolios. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by the Adviser. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by the Adviser.
From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and the Adviser is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify the Adviser of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
The Adviser recognizes that in certain circumstances the cost to Portfolios associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, the Adviser may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, the Adviser will only vote proxies if the Adviser determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, certain Portfolios may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, the Adviser will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a Portfolio holds a security as of record date, but the holdings were sold prior to the shareholder meeting, the Adviser may abstain from voting that proxy.
Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GS Team seek to exercise discretion when voting proxies, the Adviser has implemented additional policies and controls to mitigate any conflicts of interest.
64

Portfolio Management and the GS Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GS Team in exercising their discretion or the existence of significant relationships with the issuer.
The Adviser also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Adviser maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management or the GS Team intend to vote contrary to the Guidelines with respect to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Operations Control or the GS Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GS Team in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.
Pursuant to the Guidelines, any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.
Proxy Voting Guidelines
As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.
Board of Directors Issues
The Adviser: (i) will generally vote in favor of director candidates that result in the board having a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
The Adviser will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Compensation Issues
The Adviser will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. The Adviser will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.
Capitalization, Issuances, Transactions, Shareholder Rights, and other Corporate Matters
The Adviser: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any
65

proposal or offer. The Adviser will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Environmental and Social Issues
The Adviser believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community. The Adviser also recognizes the importance of environmental issues such as climate change and social issues such as diversity and inclusion to all these stakeholder groups.
As a fiduciary for its clients, the Adviser is primarily concerned with the impact of proposals on a company’s performance and economic value. The Adviser recognizes that environmental and social issues are associated with risks, costs, and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, the Adviser will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. The Adviser will generally support management proposals addressing environmental and social issues unless the Adviser identifies significant weaknesses relative to market practice or peers. The Adviser will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
Proposals Outside of the Guidelines
The Adviser will generally rely on the recommendation from ISS for proposals outside the scope of the Guidelines.

INTECH Investment Management LLC Proxy Voting Procedures
The following are Intech’s policy and procedures for voting proxies in accordance with Rule 206(4)-6 under the Advisers Act on behalf of all clients for which Intech has been delegated proxy voting responsibility and for Intech’s related recordkeeping responsibilities under Advisers Act Rule 204-2(c)(2).
General Policy. Intech’s buy and sell investment process is determined solely by a mathematical algorithm that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, Intech does not perform extensive corporate research or analysis.
ISS performs extensive research on factors relevant to proxy voting, such as company management, policies, and practices. Based on its research and experience, ISS has designed and maintains several proxy voting guidelines which vary by country or by specialty factors such as environmental, social, religious or other issues. Intech has engaged ISS to vote proxies on behalf of all clients who delegate their proxy voting rights to Intech. Since the ISS proxy voting guidelines used by Intech may vary across its client base, it is possible that the way in which Intech votes proxies for U.S. Low Volatility Portfolio may differ from other Intech clients.
While clients are always free to vote their own proxies, for those that delegate that to Intech, Intech has pre-selected certain of the ISS proxy voting guidelines for use by its institutional clients including certain specialty guidelines. At their discretion, Intech clients may direct ISS to apply any one of the following proxy voting guidelines when voting their shares: Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Socially Responsible Investment Proxy Voting Guidelines, Climate Proxy Voting Policy Guidelines, or Sustainability Proxy Voting Guidelines (collectively referred to herein as the “ISS Recommendations”). Clients may change their selected ISS Recommendations at any time as long as they select from the options offered by Intech.
The ISS Recommendations are described as follows:
•
ISS Benchmark Proxy Voting Guidelines - ISS developed these management-oriented guidelines to increase total shareholder value and risk mitigation.
•
ISS Taft-Hartley Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines) - ISS developed these guidelines in conjunction with the AFL-CIO, to vote shares in the interests of plan participants and beneficiaries based on a worker-owner view of long-term corporate value.
66

•
ISS Public Fund Proxy Voting Guidelines - ISS designed these guidelines to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants, beneficiaries and citizens of the state in which the fund resides.
•
ISS Socially Responsible Investment Proxy Voting Guidelines - These guidelines recognize that socially responsible institutional shareholders are concerned not only with economic returns to shareholders and sound corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.
•
ISS Climate Proxy Voting Policy Guidelines – These guidelines are designed for investors that are climate focused. The Climate Voting Policy is based on principles developed from widely recognized international frameworks, such as the Task Force on Climate-related Financial Disclosures (TCFD), and is consistent with good stewardship by incorporating specific climate change relevant information, flags, and voting recommendations, to provide subscribing investors with an informed, consistent, climate-related voting approach.
•
ISS Sustainability Proxy Voting Guidelines - These guidelines are designed for investors seeking environmental, social, and corporate governance (“ESG”) integration. They seek to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, the Sustainability Guidelines will take as their frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP - FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Impact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Principles, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these initiatives seeks to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks. On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
Intech will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than ISS and shares will only be voted in accordance with the ISS Recommendations selected or accepted by the client. Additional information about ISS and the ISS Recommendations is available at www.issgovernance.com. To review specific aspects of the ISS Recommendations, select “Policy Gateway” from the ISS website’s menu and either “Americas” for the U.S. Benchmark Proxy Voting Guidelines or “Specialty Policies” for any of the other ISS recommendations offered by Intech.
As stated previously, Intech will only accept direction from a client to vote proxies for its account pursuant to the ISS Recommendations selected or accepted by the client. Effective January 1, 2019, when Intech is granted proxy voting authority, and unless otherwise directed by a client, the default proxy voting guideline for a client will be the ISS Sustainability Proxy Voting Guidelines. Clients are deemed to have accepted this choice unless or until the client directs Intech to employ a different set of guidelines or revokes its delegation of proxy voting authority. At present, voting proxies according to ISS Sustainability Proxy Voting Guidelines is attractive to many prospective clients and is expected to result in causing Intech to gain and retain clients interested in sustainability initiatives. The potential conflict of interest associated with using this as the default guideline and Intech’s procedure for mitigating this conflict are discussed in the conflicts of interest section below. Of course, clients are always welcome to retain proxy-voting authority, revoke previously granted proxy-voting authority, or select one of the other proxy voting guidelines offered by Intech and ISS at any time. In the rare event that a client chooses to delegate proxy voting to Intech, does not wish to choose any of the ISS Recommendations offered by Intech and is not subject to any legal duty to vote in accordance with any specific guidelines, the client may opt to direct ISS to auto vote all of its proxies in favor of management.
Intech understands the importance of exercising its clients’ votes and will take all reasonable steps to exercise this right in all cases. However, in some circumstances, it may be impractical or sometimes impossible for Intech to vote. For example, with respect to clients that have elected to participate in securities lending, it is generally impractical and sometimes impossible for Intech to call back securities to vote proxies.
Some markets require that securities be “blocked”1 or re-registered to vote at a company’s meeting. Absent an issue of compelling economic importance, Intech will generally not vote due to the loss of liquidity imposed by these requirements.

1Share blocking is a mechanism used by certain global jurisdictions, which prohibits trading shares to be voted for a specified period of time prior to a shareholder meeting. Share blocking is intended to facilitate the voting process. However, it constrains share trading because a pending trade intended to settle during a blocked period may fail.
67

Further, the costs of voting (e.g., custodian fees, vote agency fees) in emerging and other international markets may be substantially higher than in the United States. As such, Intech, through its agent, ISS, will limit voting on securities in instances where the issues presented are unlikely to have a material impact on shareholder value.
Delegation of Proxy Voting Administration. Intech has engaged the services of the Janus Henderson Denver Operations Control Group, a division of Janus Henderson Group PLC (“Janus Henderson” or “JHG”), an indirect owner of Intech, to oversee ISS in the administration of its proxy voting. Reliance on the Janus Henderson Denver Operations Control Group for this service provides Intech with operational efficiency as it provides such services to more than one affiliated advisory entity and allows Intech to avoid the costs associated with hiring additional staff to perform this activity.
Janus Henderson Denver Operations Control Group. The Janus Henderson Denver Operations Control Group works with ISS on behalf of Intech and certain other affiliated advisers with proxy voting responsibilities. It is responsible for ensuring that all proxies for which Intech bears responsibility are voted appropriately.
Voting and Use of Proxy Voting Service. Pursuant to its relationship with Janus Henderson, Intech has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to clients’ portfolio securities are processed timely. ISS is responsible for working with the Janus Henderson Denver Operations Control Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining records of all votes cast on behalf of client accounts and copies of all proxy statements received by issuers and for promptly providing such materials to Intech, Janus Henderson or clients, upon request.
ISS uses an electronic vote management system that automatically populates each ballot with vote recommendations based on the specific proxy-voting guidelines selected by the client without prior review by Intech, thereby enabling the automatic submission of votes in a timely and efficient manner.
The pre-population of voting recommendations on a ballot strictly adheres to each client’s selected proxy voting guidelines. Under no circumstances is ISS authorized to deviate from a client’s proxy voting guidelines. ISS will not proceed with the automatic voting of pre-populated ballots if it has become aware that an issuer intends to file or has filed additional soliciting materials before the submission deadline. In such instances, ISS will consider such information prior to voting to ensure that it is voting in clients’ best interests. ISS has policies and procedures in place to ensure that proxy-voting recommendations are based on current and accurate information from issuers.
Conflicts of Interest. Intech is committed to acting in a consistent and transparent manner. Our principal objective when voting proxies is to ensure that we fulfill our fiduciary duty by acting in the interests of our clients at all times. Intech has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting and engagement:
•
ISS shall vote all proxies on Intech’s behalf in accordance with the ISS Recommendations selected by each Intech client which has not retained proxy voting responsibility or the auto voting instructions given to Intech and ISS for any client that has delegated voting to Intech but rejected all of the Intech-approved ISS Recommendations. In its capacity as administrator, JHG shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.
•
The Janus Henderson Denver Operations Control Group is not authorized to override any recommendation except upon the receipt of express written authorization from Intech’s Chief Risk & Compliance Officer. The Janus Henderson Denver Operations Control Group shall maintain records of all overrides, including all required authorizations.
•
Without limiting the foregoing, the Janus Henderson Denver Operations Control Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Henderson or its other advisory affiliates with respect to a particular matter.
•
Any attempts to influence the proxy voting process shall be reported immediately to Intech’s Chief Risk & Compliance Officer.
•
All client accounts are prohibited from investing in securities of JHG or its publicly traded affiliates. Intech maintains a restricted list of securities that may not be purchased on behalf of individual accounts, which includes, among other things, affiliates of such accounts. Intech’s trading system is designed to prohibit transactions in all securities on the restricted list.
•
At least annually, Intech reviews ISS’ Policies, Procedures, and Practices Regarding Potential Conflicts of Interest (“ISS’ Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS’ Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.
68

•
Intech’s default to the ISS Sustainability Proxy Voting Guidelines for clients that grant Intech proxy voting authority without specifying the applicable ISS Recommendations creates a potential conflict of interest because it boosts Intech’s ability to retain and attract clients committed to ESG. However, where consistent with our fiduciary responsibilities, Intech believes that clients whose proxies default to the Sustainability Guidelines, absent any direction otherwise, will be as fairly served by these guidelines as under its previous policy, which was based on client type. Moreover, this conflict of interest is mitigated by the fact that clients may notify Intech at any time to amend their choice of ISS Recommendations, including retaining or regaining direct control of their proxy voting rights.
In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to Intech’s Proxy and Engagement Review Group (“PERG”), which is composed of Intech’s Chief Risk & Operating Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer. To the extent that a conflict of interest is identified, Intech will vote according to the ISS Recommendation unless otherwise determined by the PERG proxy.
Reporting and Record Retention. On a quarterly basis, Intech will provide its clients with the proxy voting record for that client’s account. Janus Henderson, on Intech’s behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, Intech will retain copies of its Proxy Voting Procedures and the relevant ISS Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS, a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
Monitoring of Proxy Voting Service Provider. Intech monitors the services provided by ISS to evaluate whether it has the capacity and competency to adequately analyze proxy issues and make recommendations in an impartial manner, and in the best interest of Intech’s clients. Our monitoring may include some or all of the following:
•
Sampling of votes cast by ISS to confirm that the ISS Guidelines selected by the client are being followed;
•
Visiting ISS’ offices and having discussions with its personnel to determine if ISS continues to have capacity and competency to carry out its proxy obligations;
•
Reviewing ISS’ policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and ensuring that current and accurate information is used in creating recommendations;
•
Inquiring as to ISS’ compliance with relevant regulatory regimes, including the SEC and the E:uropean Union;
•
Requesting ISS to notify Intech if there is material change to ISS’ policies and procedures, particularly with respect to conflicts, or material business practices (e.g. entering or exiting new lines of business), and reviewing any such change; and
•
Participating in ISS’ annual policy formulation processes.
Review of Policy. From time to time, Intech reviews this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interests of clients.

INTECH Investment Management LLC Corporate Engagement Policy
Intech views corporate engagement as a way to improve corporate behavior on environmental, social, and governance issues. Intech’s corporate engagement efforts seek to bring awareness to companies regarding their ESG practices and to influence corporate behavior since ESG risks can create significant impacts on the reputation, financial stability, and sustainability of companies. Consistent with Intech’s investment process, they take a risk-based approach to ESG. Intech does not analyze ESG characteristics in a fundamental manner on a stock-by-stock basis, but in aggregate from a statistical and risk-based perspective. Given Intech’s investment approach, they participate in pooled engagement in conjunction with other investors in order to maximize the impact and the scope of their engagement efforts. Intech uses ISS ESG’s Collaborative Engagement services, which allow investors to participate in a joint outreach and dialogue with companies on material sustainability-related themes. ISS ESG’s Collaborative Engagement services comprise two solutions, ISS ESG’s longstanding Norm-Based Engagement solutions (previously known as Pooled Engagement) and the Thematic Engagement solution. While the Norm-Based Engagement solution allows investors to react to controversies, the Thematic Engagement solution offers a more proactive solution on selected material themes. Intech’s use of ISS’s Norm-Based and Thematic Engagement solutions will not affect the security selection process for U.S. Low Volatility Portfolio.
69

Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the Portfolios’ transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolios. The Transfer Agent is not compensated for these internal services related to the Shares, except for out-of-pocket costs.
Service Shares of each Portfolio pay the Transfer Agent an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services. The total amounts paid by Service Shares of each Portfolio to the Transfer Agent for administrative services, for the fiscal years ended December 31, are summarized below. The Transfer Agent pays out all or substantially all of the amounts reflected to insurance companies and qualified plan service providers for arranging for the provision of administrative services to its customers who invest in the Portfolios. Amounts for certain Portfolios may include the reimbursement of unused portions of administrative services fees.

	2021	2020	2019
Portfolio Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Fixed Income
Flexible Bond Portfolio	$256,110	$216,988	$192,194
Global & International
Global Research Portfolio	$124,137	$103,740	$99,489
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A
Overseas Portfolio	$283,214	$236,008	$254,228
Growth & Core
Balanced Portfolio	$3,569,592	$2,638,436	$2,056,662
Enterprise Portfolio	$492,868	$389,628	$367,458
Forty Portfolio	$342,607	$276,204	$247,870
Research Portfolio	$89,177	$76,488	$70,808
Mathematical
U.S. Low Volatility Portfolio	$245,885	$500,848	$536,618
Specialty Equity
Global Technology and Innovation Portfolio	$410,527	$291,303	$225,114
Value
Mid Cap Value Portfolio	$37,021	$31,414	$34,113

(1)
The Portfolio commenced operations on January 26, 2022.
Through the Transfer Agent, the Portfolios pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent.
70

Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the distributor of the Portfolios and offers shares of each Portfolio on a continuous basis to the separate accounts of participating insurance companies and certain qualified retirement plans. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.
71

Securities lending

Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (the “Lending Agreement”).
During the fiscal year ended December 31, 2021, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Portfolios that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Fixed Income
Flexible Bond Portfolio	$18,057	$(1,362)	$(1,035)	$—	$—	$—	$—	$(2,397)	$15,660
Global & International
Global Research Portfolio	$11,383	$(800)	$(1,030)	$—	$—	$(349)	$—	$(2,179)	$9,204
Overseas Portfolio	$169,877	$(13,389)	$(2,477)	$—	$—	$(33)	$—	$(15,900)	$153,978
Growth & Core
Enterprise Portfolio	$31,649	$(2,337)	$(2,412)	$—	$—	$(16)	$—	$(4,766)	$26,882
Forty Portfolio	$152,301	$(12,132)	$(656)	$—	$—	$—	$—	$(12,787)	$139,513
Research Portfolio	$9,857	$(701)	$(1,089)	$—	$—	$—	$—	$(1,791)	$8,066
Mathematical
U.S. Low Volatility Portfolio	$13,351	$(1,059)	$(110)	$—	$—	$—	$—	$(1,169)	$12,182
Special Equity
Global Technology and Innovation Portfolio	$379,977	$(30,154)	$(3,060)	$—	$—	$—	$—	$(33,214)	$346,763

72

Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Portfolios, with the exception of U.S. Low Volatility Portfolio, solely upon the direction of the relevant portfolio manager. With respect to U.S. Low Volatility Portfolio, Intech initiates portfolio transactions using its proprietary trade system software. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for Portfolios as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Portfolios or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement (“RCCA”), as discussed below, the research services provided by a broker-dealer.
The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Portfolios generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Portfolios may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the respective Portfolio will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Portfolio primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Portfolios that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.
73

The Adviser has client commission agreements (“CCAs”) and, for certain Portfolios, RCC Agreements (“RCCA”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Portfolio’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Portfolio’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client transactions will be included within its CCAs, except to the extent the Adviser manages a strategy in which the portfolio manager and client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.
The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The
74

Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
Intech has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). Intech seeks to effect transactions at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Intech may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in Intech’s opinion, to do so will further the goal of obtaining the best execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.
Intech does not consider research services in selecting brokers. For U.S. Low Volatility Portfolio, regular daily trades are generated by Intech using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers once per day, to the extent possible, and pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent
75

with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
Portfolios may from time to time participate in IPOs or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a Portfolio, such as a new Portfolio, has only affiliated shareholders, such as a portfolio manager or an adviser, and the Portfolio wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the Portfolio and thus may not be eligible to participate in the offering. Portfolios may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Allocation Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on each participating portfolio manager in such IPO Indication Group based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one portfolio can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved in writing by the Chief Investment Officer (“CIO”) or his delegate(s). A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by investment personnel to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of a portfolio manager with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended December 31, 2021, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.
76

Portfolio Name	Commissions	Transactions
Global & International
Global Research Portfolio	$211,654	$411,052,716
Overseas Portfolio	$275,861	$335,061,426
Growth & Core
Balanced Portfolio	$264,634	$1,788,159,240
Enterprise Portfolio	$139,420	$736,583,299
Forty Portfolio	$134,483	$794,174,472
Research Portfolio	$81,120	$508,170,676
Specialty Equity
Global Technology and Innovation Portfolio	$96,430	$793,211,642
Value
Mid Cap Value Portfolio	$47,084	$158,719,110

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.
The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ended December 31, unless otherwise noted.
Portfolio Name	2021	2020	2019
Fixed Income
Flexible Bond Portfolio	$77	$68	$—
Global & International
Global Research Portfolio	$73,250	$111,050	$317,924
Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A
Overseas Portfolio	$149,051	$213,360	$359,903
Growth & Core
Balanced Portfolio	$138,601	$262,905	$365,424
Enterprise Portfolio	$70,565	$90,369	$177,686
Forty Portfolio	$60,314	$86,740	$170,446
Research Portfolio	$41,251	$48,717	$134,698
Mathematical
U.S. Low Volatility Portfolio	$296,624	$265,065	$137,426
Specialty Equity
Global Technology and Innovation Portfolio	$113,168	$76,590	$147,723
Value
Mid Cap Value Portfolio	$26,252	$19,234	$54,139

(1)
The Portfolio commenced operations on January 26, 2022.
Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
77

As of December 31, 2021, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:
Portfolio Name	Name of Broker-Dealer	Value of Securities Owned
Fixed Income
Flexible Bond Portfolio	Bank of America Corp.	$4,973,205
	Barclays Capital Inc.	2,041,837
	BNP Paribas Securities Corp.	2,161,279
	Citigroup Global Markets Inc.	2,941,101
	Credit Suisse Securities (USA) LLC	3,795,459
	Goldman Sachs & Co. LLC	1,576,080
	J.P. Morgan Securities LLC	8,636,483
	Morgan Stanley	10,168,201
	RBC Capital Markets, LLC	16,920
	Wells Fargo Securities, LLC	435,444
Global & International
Global Research Portfolio	BNP Paribas	$8,280,806
	Citigroup Inc.	8,568,435
	J.P. Morgan Chase & Co.	18,002,811
	Morgan Stanley	9,445,740
Overseas Portfolio	BNP Paribas Securities Corp.	$33,498,318
Growth & Core
Balanced Portfolio	Bank of America Corp.	$165,025,548
	Barclays Capital Inc.	4,879,899
	BNP Paribas Securities Corp.	7,460,054
	BNY Mellon Capital Markets, LLC	10,641,898
	Citigroup Global Markets Inc.	29,532,442
	Credit Suisse Securities (USA) LLC	15,493,427
	Goldman Sachs & Co. LLC	14,600,617
	J.P. Morgan Securities LLC	39,606,756
	Morgan Stanley	169,062,613
	Wells Fargo Securities, LLC	2,281,765
Enterprise Portfolio	RBC Capital Markets, LLC	$89,600
Forty Portfolio	RBC Capital Markets, LLC	$256,267
Research Portfolio	RBC Capital Markets, LLC	$480,070
Specialty Equity
Global Technology and Innovation Portfolio	RBC Capital Markets, LLC	$1,968,884

78

Shares of the trust

Net Asset Value Determination
As stated in the Portfolios’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices or last sale prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolios use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio’s NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Portfolio’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.
On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation which may impact the Portfolios’ valuation policies. The Valuation Rule, among other things, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Accordingly, the Adviser reserves the right to revise its Valuation Procedures as described above in accordance with the Valuation Rule and other applicable rules, regulation and SEC guidance as may be issued from time to time.

79

Purchases
Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. The prospectus for your insurance company’s separate account or your plan documents contain detailed information about investing in the Portfolios. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (“Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay the Distributor a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to the Distributor, the Portfolios’ distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries’ customers. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“12b-1 Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.
For the fiscal year ended December 31, 2021, the Service Shares of the Portfolios in total paid $29,308,628 to the Distributor (substantially all of which the Distributor paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
80

Portfolio Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Fixed Income
Flexible Bond Portfolio	$401	$211	$1,285,304
Global & International
Global Research Portfolio	$194	$93	$622,439
Global Sustainable Equity Portfolio(2)	N/A	N/A	N/A
Overseas Portfolio	$437	$234	$1,419,212
Growth & Core
Balanced Portfolio	$5,636	$1,999	$17,896,933
Enterprise Portfolio	$763	$366	$2,472,865
Forty Portfolio	$544	$235	$1,719,145
Research Portfolio	$140	$70	$447,211
Mathematical
U.S. Low Volatility Portfolio	$209	$1,057	$1,233,324
Specialty Equity
Global Technology and Innovation Portfolio	$657	$253	$2,060,677
Value
Mid Cap Value Portfolio	$56	$28	$185,573

(1)
Advertising and printing amounts are based on estimates and are allocated based on each Portfolio’s assets under management.
(2)
The Portfolio commenced operations on January 26, 2022.

Redemptions
Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Portfolio for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing
81

portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
82

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.
It is a policy of the Portfolios to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolios to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.
The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. The Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
Each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. If a Portfolio fails to comply with the requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans, and certain other specified types of shareholders. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.
Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio’s Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.
The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.
Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income. The Portfolios do not expect to elect to pass through foreign taxes to shareholders.
A Portfolio’s investments in REIT equity securities, if any, may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities at a time when fundamental investment considerations would not favor such sales. A Portfolio’s investments in REIT
83

equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company will normally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Portfolio may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders will constitute unrelated business taxable income to entities (including a qualified pension plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code), which includes certain federal, state, and foreign governmental entities, tax-exempt entities that are not subject to federal income tax on unrelated business income, and certain rural electrical and telephone cooperatives, is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Portfolio’s performance.
Please consult a tax adviser regarding the tax consequences of Portfolio distributions and to determine whether you will need to file a tax return.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Portfolios will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In order to qualify as a regulated investment company for federal income tax purposes, a Portfolio must derive at least 90% of its gross income from certain specified sources (typically referred to as “qualifying income”). Certain transactions or strategies utilized by a Portfolio may generate income that is not qualifying income, which could cause a Portfolio to fail to qualify as a regulated investment company for federal income tax purposes.
Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.
84

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolios’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolios may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present
Independent Consultant (since
2019) and Chief Operating
Officer, muun chi LLC
(organic food business) (since
2020). Formerly, Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
52
Chairman of the Board and
Trustee of The Investment
Fund for Foundations
Investment Program (TIP)
(consisting of 1 fund) (since
2008) and Director of the F.B.
Heron Foundation (a private
grantmaking foundation)
(since 2006). Formerly,
Director of Mutual Fund
Directors Forum (a non-profit
organization serving
independent directors of U.S.
mutual funds) (2016-2021).

85

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	52
Advisory Board Member of
AEW Core Property Trust
(open-end property fund)
(since 2020), and Director of
WTTW (PBS affiliate) (since
2003). Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52
Member, Limited Partner
Advisory Committee, Karmel
Capital Fund III (later stage
growth fund) (since 2022),
Member of the Investment
Committee for the Orange
County Community
Foundation (a grantmaking
foundation) (since 2020),
Advisory Board Member,
RevOZ Fund LP and related
funds (real estate investments
for opportunity zones) (since
2020), and Advisory Board
Member, Innovate Partners
Emerging Growth and Equity
Fund I (early stage venture
capital fund) (since 2014).
Formerly, Managing Trustee of
National Retirement Partners
Liquidating Trust
(2013-2016), Chairman,
National Retirement Partners,
Inc. (formerly a network of
advisors to 401(k) plans)
(2005-2013), Director of
Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009),
Director of RemedyTemp, Inc.
(temporary help services
company) (1996-2006), and
Trustee of PIMCO Funds
Multi-Manager Series
(1990-2000) and Pacific Life
Variable Life & Annuity Trusts
(1987-1994).

86

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	52
Member of the Investment
Committee for Cooper Union
(private college) (since 2021),
Board Member, Van Alen
Institute (nonprofit
architectural and design
organization) (since 2019) and
Director of Brightwood
Capital Advisors, LLC (since
2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	52
Director of MGIC Investment
Corporation (private mortgage
insurance) (since 2013).
Formerly, Director, West Bend
Mutual Insurance Company
(property/casualty insurance)
(2013-2021), Trustee of
Northwestern Mutual Life
Insurance Company
(2010-2013), and Director of
Frank Russell Company
(global asset management
firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	52
Formerly, Director of Family
Service of Lake County
(2019-2021), Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and
State Farm Variable Product
Trust (28 portfolios)
(2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52
Director of Chicago
Community Trust (Regional
Community Foundation),
Lurie Children’s Hospital
(Chicago, IL), and Shirley
Ryan Ability Lab. Formerly,
Director of Wrapports, LLC
(until 2022), Director of
Chicago Council on Global
Affairs (until 2019),
InnerWorkings (until 2019)
and Director of Walmart (until
2017).

87

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	1/16-Present	Head of the Technology Sector Research Team of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present 12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/16-Present	Co-Head of Equities – Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Global Research Portfolio Executive Vice President Research Portfolio	4/20-Present 4/20-Present
Director of Research of the Adviser and
Portfolio Manager for other Janus
Henderson accounts. Formerly, Chief
Investment Officer for City National
Rochdale (2018-2020), Executive Vice
President and Managing Director of Global
Equity at Northern Trust (2005-2018).

Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Forty Portfolio	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
88

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	2/20-Present 2/20-Present
Head of U.S. Fixed-Income of Janus
Henderson Investors and Portfolio Manager
for other Janus Henderson accounts.
Formerly, Director and Lead Portfolio
Manager of the U.S. Multi-Sector Fixed
Income team at AllianceBernstein
(2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present
General Counsel and Corporate Secretary
of Janus Henderson Investors (since 2018).
Formerly, Senior Vice President and Head
of Legal, North America of Janus
Henderson Investors (2017-2018) and
Deputy General Counsel of Janus
Henderson US (Holdings) Inc.
(2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present
Head of Compliance, North America for
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer for Janus Henderson Investors US
LLC (since September 2017). Formerly,
Global Head of Investment Management
Compliance for Janus Henderson Investors
(February 2019 – August 2020), Vice
President, Head of Global Distribution
Compliance and Chief Compliance Officer
of Janus Henderson Distributors US LLC
(May 2017-September 2017), Vice
President, Compliance at Janus Henderson
US (Holdings) Inc., Janus Henderson
Investors US LLC, and Janus Henderson
Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
89

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present
Managing Counsel (2020-present).
Formerly, Senior Counsel for Invesco Ltd.
(2017-2020), and Vice President and
Senior Counsel, ALPS Fund Services, Inc.
and Assistant General Counsel, ALPS
Advisors, Inc. (2015-2017).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Portfolio Independent Trustee since 2013.
William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Portfolio Independent Trustee since 2011.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Portfolio Independent Trustee since 2016.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Portfolio Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Portfolio Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Portfolio Independent Trustee since 2017.
Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Portfolio Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
90

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, Nominating and Governance Committee, Operations Committee, Product and Distribution Committee, and Trading and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Diane L. Wallace (Chair) William D. Cvengros Gary A. Poliner Linda S. Wolf	7
91

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Portfolios to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Portfolios. The Committee reviews reports
regarding the use of derivative instruments by
the Portfolios and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner Diane L. Wallace Linda S. Wolf	6
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Portfolio officers and the Board
Chair in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Diane L. Wallace	7
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin	5
92

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2021
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Portfolios. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Portfolios and material
changes to the strategy, design, and/or
positioning of existing Portfolios. The
Committee receives reports regarding potential
Portfolio closures, liquidations, or mergers,
certain Portfolio fees and expenses, and
marketing and distribution strategies for the
Portfolios including payments made by the
Portfolios pursuant to the Trust’s distribution
and shareholder servicing plans. The Committee
reviews certain regulatory filings made with the
SEC and oversees and receives reporting from
service providers providing product and
distribution-related services to the Trust.
		Alan A. Brown (Chair) Raudline Etienne William F. McCalpin	7
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Portfolios’ securities and the placement of
portfolio transactions. The Committee reviews
and approves fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Portfolios pursuant
to procedures adopted by the Trustees, and, as
needed, provides alternative fair value
determinations and valuation methodologies.
The Committee also reviews the valuation
procedures and other matters related to pricing
the Portfolios’ securities. The Committee
receives reporting regarding portfolio
transactions with affiliates undertaken in
accordance with the Trust’s procedures, efforts
to obtain best execution in connection with
portfolio transactions and commissions paid to
firms supplying research and brokerage services.
The Committee also receives reports regarding
foreign exchange trading by the Portfolios. In
addition, the Committee oversees service
providers providing trading and pricing-related
services to the Trust and reviews reports from
the administrator of the Trust’s liquidity risk
management program.
		William D. Cvengros (Chair) Gary A. Poliner Diane L. Wallace	5

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates.
93

The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Trading and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Operations Committee receives reports regarding cybersecurity and information security related risks. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus Henderson mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees, as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
Raudline Etienne	None	Over $100,000(1)
Gary A. Poliner	None	Over $100,000(1)
Diane L. Wallace	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or
94

employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Portfolios’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2021(1)	Total Compensation from the Fund Complex for calendar year ended December 31, 2021(2)(3)
Independent Trustees
William F. McCalpin, Chairman and Trustee(4)	$27,502	$436,000
Alan A. Brown, Trustee(5)	$21,189	$336,000
William D. Cvengros, Trustee(5)	$21,003	$333,000
Raudline Etienne, Trustee(5)	$20,745	$329,000
William M. Fitzgerald, Sr., Former Trustee(6)	$7,043	$112,115
Gary A. Poliner, Trustee(5)	$21,003	$333,000
Diane L. Wallace, Trustee(5)	$21,256	$337,000
Linda S. Wolf, Trustee(5)	$21,193	$336,000

(1)
Since Global Sustainable Equity Portfolio is new, no fees were paid during the fiscal year ended December 31, 2021. The aggregate compensation paid by the Portfolio is estimated for its initial fiscal period ended December 31, 2022 and for its first full fiscal year, January 1, 2023 through December 31, 2023, as follows: William F. McCalpin $33; Alan A. Brown $26; William D. Cvengros $24; Raudline Etienne $23; Gary A. Poliner $24; Diane L. Wallace $24; and Linda S. Wolf $22.
(2)
For all Trustees, includes compensation for service on the boards of two Adviser trusts comprised of 52 portfolios.
(3)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $87,200, William M. Fitzgerald, Sr. $92,500, and Gary A. Poliner $333,000.
(4)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(6)
William M. Fitzgerald, Sr. resigned from his role as an Independent Trustee, effective May 21, 2021.

Janus Henderson Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2021. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. If applicable, accounts included under Other Registered Investment Companies may include subadvisor accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeremiah Buckley	Number of Other Accounts Managed	4	4	3
	Assets in Other Accounts Managed	$40,613.68M	$10,739.79M	$94.75M
Hamish Chamberlayne(1)	Number of Other Accounts Managed	3	5(2)	3
	Assets in Other Accounts Managed	$135.03M	$4,585.91M	$115.35M
Jonathan Cofsky(3)	Number of Other Accounts Managed	None	None	1(4)
	Assets in Other Accounts Managed	None	None	$3,928.61M
95

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Demain	Number of Other Accounts Managed	5	None	8
	Assets in Other Accounts Managed	$26,057.98M	None	$2,081.22M
Denny Fish	Number of Other Accounts Managed	1	1	2(4)
	Assets in Other Accounts Managed	$7,003.73M	$535.17M	$4,129.77M
Michael Keough	Number of Other Accounts Managed	6	10	18
	Assets in Other Accounts Managed	$37,840.13M	$12,400.95M	$3,382.24M
George P. Maris	Number of Other Accounts Managed	2(5)	None	1
	Assets in Other Accounts Managed	$4,395.85M	None	$14.45M
Julian McManus	Number of Other Accounts Managed	2(5)	None	1
	Assets in Other Accounts Managed	$4,395.85M	None	$14.45M
Matthew Peron	Number of Other Accounts Managed	2(6)	5	13
	Assets in Other Accounts Managed	$25,065.22M	$612.18M	$1,737.43M
Kevin Preloger	Number of Other Accounts Managed	2(7)	2	4
	Assets in Other Accounts Managed	$2,886.97M	$213.10M	$244.56M
A. Douglas Rao	Number of Other Accounts Managed	4(8)	4	19
	Assets in Other Accounts Managed	$24,053.71M	$1,845.60M	$5,991.44M
Brian Recht(9)	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Nick Schommer	Number of Other Accounts Managed	5(10)	5	21
	Assets in Other Accounts Managed	$29,357.18M	$1,879.49M	$5,996.32M
Aaron Scully(1)	Number of Other Accounts Managed	3	3(2)	3
	Assets in Other Accounts Managed	$135.03M	$4,003.31M	$115.35M
Justin Tugman	Number of Other Accounts Managed	3(11)	2	5
	Assets in Other Accounts Managed	$6,698.88M	$213.10M	$385.09M
Cody Wheaton	Number of Other Accounts Managed	5	None	8
	Assets in Other Accounts Managed	$26,057.98M	None	$2,081.22M
Greg Wilensky	Number of Other Accounts Managed	6	9	11
	Assets in Other Accounts Managed	$37,840.19M	$12,111.34M	$1,922.69M

(1)
Effective on January 26, 2022, Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully assumed shared responsibility for the day-to-day management of Global Sustainable Equity Portfolio.
(2)
One account included in the total, consisting of $1,260.91M of the total assets of the category, has a performance-based advisory fee.
(3)
Effective on March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility with Mr. Fish, for the day-to-day management of Global Technology and Innovation Portfolio.
(4)
One account included in the total, consisting of $3,928.61M of the total assets of the category, has a performance-based advisory fee.
(5)
One account included in the total, consisting of $1,852.43M of the total assets of the category, has a performance-based advisory fee.
(6)
Two accounts included in the total, consisting of $25,065.22M of the total assets of the category, have performance-based advisory fees.
(7)
Two accounts included in the total, consisting of $2,886.97M of the total assets of the category, have performance-based advisory fees.
(8)
One account included in the total, consisting of $22,473.26M of the total assets of the category, has a performance-based advisory fee.
(9)
Effective on March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility with Messrs. Rao and Schommer, for the day-to-day management of Forty Portfolio.
(10)
Two accounts included in the total, consisting of $27,776.73M of the total assets of the category, have performance-based advisory fees.
(11)
Three accounts included in the total, consisting of $6,698.88M of the total assets of the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolios. Those other accounts may include other Janus Henderson funds, private-label funds for which the Adviser or an affiliate serves as subadviser, separately managed accounts, or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than a Portfolio or may have a performance-based management fee. As such, fees earned by the Adviser or an affiliate may vary among these accounts. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio. Furthermore, the Adviser believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with the Adviser’s
96

personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to the Adviser. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio.
A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser and the Subadviser.”
The Adviser manages the Portfolios and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because the Adviser manages the Janus Henderson “funds of funds” and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Portfolios. For example, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing the Adviser the opportunity to recoup expenses it previously waived or reimbursed for a Portfolio, or to reduce the amount of seed capital investment needed by the Adviser for the Janus Henderson funds. In addition, the Janus Henderson “funds of funds” portfolio manager, Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, has access to and regularly monitors certain information regarding the characteristics of the Portfolios, as well as knowledge of, and potential impact on, investment strategies and techniques of the Portfolios.

INTECH INVESTMENT PERSONNEL
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the investment personnel as of December 31, 2021. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
97

		Other Registered Investment Companies	Other Pooled Investment Vehicles(1)	Other Accounts(2)
Adrian Banner	Number of Other Accounts Managed	15	26	60
	Assets in Other Accounts Managed	$5,446.40M	$7,476.59M	$27,826.63M
Vassilios Papathanakos	Number of Other Accounts Managed	15	26	60
	Assets in Other Accounts Managed	$5,446.40M	$7,476.59M	$27,826.63M
Joseph W. Runnels	Number of Other Accounts Managed	15	26	60
	Assets in Other Accounts Managed	$5,446.40M	$7,476.59M	$27,826.63M

(1)
One of the accounts included in the total, consisting of $1,766.42M of the total assets of the category, has a performance-based advisory fee.
(2)
Fourteen of the accounts included in the total, consisting of $15,226.24M of the total assets of the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, the Portfolio’s investment personnel generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Fees earned by Intech or an affiliate vary among these accounts. Intech or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, investment personnel may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, investment personnel (or their family members) may beneficially own or transact in the same securities as those held in the Portfolio’s holdings. Furthermore, the Adviser believes that conflicts arising from personal ownership by the investment (or their family members) of the same securities held in a Portfolio may be mitigated by the investment personnel’s compliance with the Adviser’s personal trading policy within the Personal Code of Ethics. These factors could create conflicts of interest because investment personnel may have incentives to favor one or more accounts over others, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio. A conflict may also exist if investment personnel identify a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by them. In addition, investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio.
Intech believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Intech generally requires investment personnel to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.
Intech generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients and averaged price where markets permit. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser and the Subadviser.”

JANUS HENDERSON INVESTMENT PERSONNEL COMPENSATION INFORMATION
The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2021.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are
98

considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.
Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

INTECH INVESTMENT PERSONNEL COMPENSATION INFORMATION
The compensation structure of the investment personnel is determined by Intech. The following describes the structure and method of calculating the investment personnel’s compensation as of December 31, 2021.
For managing the Portfolio and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by Intech, which is not based on performance or assets of the Portfolio or other accounts. The investment personnel are also eligible for variable compensation as determined by Intech management, which is not based on performance or assets of the Portfolio or other accounts; rather, it is based on overall corporate performance and individual contribution. Variable compensation is paid in the form of cash and long-term incentive awards (which are subject to a vesting schedule and potentially consist of Intech ownership interests and/or a cash-deferred award that is credited with income, gains, and losses based on the performance of mutual fund investments selected by the investment personnel). Intech’s variable compensation pool is funded each year based on Intech’s pre-incentive operating income.
The investment personnel, as part owners of Intech, also receive compensation by virtue of their ownership interest in Intech. Compensation (both fixed and variable) is determined on a pre-tax basis.
The investment personnel may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities
The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such portfolio managers and/or investment personnel do not directly or beneficially own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of other Janus Henderson mutual funds within the Fund Complex, including those which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers’ and/or investment personnel’s ownership in the Fund Complex as of December 31, 2021.
Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund Complex
Jeremiah Buckley	None	Over $1,000,000
Hamish Chamberlayne(1)	None	None
Jonathan Cofsky(2)	None	Over $1,000,000
Brian Demain	None	Over $1,000,000
Denny Fish	None	Over $1,000,000
99

Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund Complex
Michael Keough	None	Over $1,000,000
Julian McManus	None	Over $1,000,000
George P. Maris	None	Over $1,000,000
Matthew Peron	None	$500,001-$1,000,000
Kevin Preloger	None	Over $1,000,000
A. Douglas Rao	None	Over $1,000,000
Brian Recht(3)	None	$500,001-$1,000,000
Nick Schommer	None	Over $1,000,000
Aaron Scully(1)	None	$500,001-$1,000,000
Justin Tugman	None	Over $1,000,000
Cody Wheaton	None	Over $1,000,000
Greg Wilensky	None	Over $1,000,000
Intech
Adrian Banner	None	Over $1,000,000
Vassilios Papathanakos	None	Over $1,000,000
Joseph W. Runnels	None	$500,001-$1,000,000

(1)
Effective on January 26, 2022, Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully assumed shared responsibility for the day-to-day management of Global Sustainable Equity Portfolio.
(2)
Effective on March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility with Mr. Fish, for the day-to-day management of Global Technology and Innovation Portfolio.
(3) Effective on March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility with Messrs. Rao and Schommer, for the day-to-day management of Forty Portfolio.
100

Principal shareholders

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of March 31, 2022, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.
To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.
From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.
The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.
Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Flexible Bond Portfolio	Nationwide Life Insurance Company NWVAII Columbus, OH	22.33%
	AXA Equitable Life Insurance Co. Separate Account 70 New York, NY	14.63%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	11.72%
	Ohio National Life Ins. Co. FBO Its Separate Accounts Cincinnati, OH	8.00%
	Pacific Life Insurance Company Separate Account A Newport Beach, CA	6.81%
	Minnesota Life St. Paul, MN	6.18%
	Great-West Life & Annuity Ins. Co. FBO Schwab OneSource Annuity Greenwood Village, CO	5.62%
Global Research Portfolio	NYLIAC Jersey City, NJ	60.88%
	Ohio National Life Ins. Co. FBO Its Separate Accounts Cincinnati, OH	16.05%
	Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	8.78%
Global Sustainable Equity Portfolio	Janus Henderson US (Holdings) Inc. Denver, CO	100%*
*
This beneficial ownership represents seed capital that Janus Henderson or an affiliate provided for the Portfolio.
101

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Overseas Portfolio	Ohio National Life Ins. Co. FBO Its Separate Accounts Cincinnati, OH	23.20%
	Minnesota Life St. Paul, MN	17.70%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	11.16%
	Brighthouse Life Insurance Co. Boston, MA	6.78%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	6.60%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	6.07%
	Pacific Life Pacific Select Exec Separate Account Newport Beach, CA	5.05%
Balanced Portfolio	Pacific Life Insurance Company Separate Account A Newport Beach, CA	70.58%
	Pacific Life & Annuity Company Separate Account A Newport Beach, CA	5.63%
Enterprise Portfolio	NYLIAC Jersey City, NJ	22.19%
	Nationwide Life Ins. Company NWPP Columbus, OH	12.71%
	Lincoln Life Account R NG Fort Wayne, IN	9.40%
	Brighthouse Life Insurance Co. Boston, MA	8.33%
Forty Portfolio	Minnesota Life St. Paul, MN	25.43%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	21.92%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	16.86%
	Nationwide Life Ins. Company NWVLI4 Columbus, OH	10.23%
	DBA Thrivent Financial for Lutherans Thrivent Variable Annuity Account I Minneapolis, MN	6.08%
102

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Research Portfolio	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	47.60%
	Ohio National Life Ins. Co. FBO Its Separate Accounts Cincinnati, OH	17.52%
	Security Benefit Life Insurance Co. FBO Unbundled Topeka, KS	7.18%
	Pruco Life Insurance Co. Newark, NJ	5.87%
U.S. Low Volatility Portfolio	AXA Equitable Life Insurance Co. Separate Account 70 New York, NY	86.72%
	Jefferson National Life Insurance Louisville, KY	13.04%
Global Technology and Innovation Portfolio	Nationwide Life Ins. Co. NWVAII Columbus, OH	37.54%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	11.33%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	6.67%
	Nationwide Life Ins. Company NWVL14 Columbus, OH	5.38%
	Nationwide Life & Annuity Ins. Co. NWVL-G Columbus, OH	5.01%
Mid Cap Value Portfolio	Minnesota Life St. Paul, MN	42.70%
	Brighthouse Life Insurance Co. Boston, MA	15.86%
	Allstate Life Insurance Palatine, IL	7.06%
	Midland National Life Insurance Co. Separate Account C West Des Moines, IA	5.65%
	Nationwide Life Ins. Co. NWPP Columbus, OH	5.16%

103

Miscellaneous information

Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers 11 series of shares, known as “Portfolios.” Each Portfolio presently offers interests in one or more classes of shares as described in the table below.
Portfolio Name	Institutional Shares	Service Shares
Balanced Portfolio	x	x
Enterprise Portfolio	x	x
Flexible Bond Portfolio	x	x
Forty Portfolio	x	x
Global Research Portfolio	x	x
Global Sustainable Equity Portfolio	x	x
Global Technology and Innovation Portfolio	x	x
Mid Cap Value Portfolio	x	x
Overseas Portfolio	x	x
Research Portfolio	x	x
U.S. Low Volatility Portfolio		x

Effective April 27, 2018, Janus Henderson Global Allocation Portfolio – Moderate was reorganized into Janus Henderson Balanced Portfolio.
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name “Janus Henderson” as soon as reasonably practicable.
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.
The Portfolios discussed in this SAI each offer one or two classes of shares. Service Shares, the Shares discussed in this SAI, are offered only in connection with investments in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act.
Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio’s or class’ interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name.
104

Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a shareholder vote. Additional information may be found in the participating insurance company’s separate account prospectus.
The Board currently has seven members, all of whom have been elected by shareholders. With the exception of Diane L. Wallace, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust’s Bylaws, or the Trustees.
As mentioned previously in “Shareholder Meetings,” shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios’ annual financial statements and performs tax services for the Portfolios.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.
105

Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS OF JANUS ASPEN SERIES (AUDITED)
The following audited financial statements for the year ended December 31, 2021 are hereby incorporated into this SAI by reference to the Portfolios’ Annual Reports dated December 31, 2021, as applicable.
•
Schedules of Investments as of December 31, 2021
•
Statements of Assets and Liabilities as of December 31, 2021
•
Statements of Operations for the year ended December 31, 2021
•
Statements of Changes in Net Assets for each of the years indicated
•
Financial Highlights for each of the years indicated
•
Notes to Schedules of Investments
•
Notes to Financial Statements
•
Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.
The Annual Reports can be accessed at the following link, as applicable:
Janus Aspen Series December 31, 2021 Annual Reports
•
Janus Henderson Balanced Portfolio
•
Janus Henderson Enterprise Portfolio
•
Janus Henderson Flexible Bond
•
Janus Henderson Forty Portfolio
•
Janus Henderson Global Research Portfolio
•
Janus Henderson Global Technology and Innovation Portfolio
•
Janus Henderson Mid Cap Value Portfolio
•
Janus Henderson Overseas Portfolio
•
Janus Henderson Research Portfolio
• Janus Henderson U.S. Volatility Portfolio
106

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

107

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper-medium grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
108

This page intentionally left blank.

janushenderson.com/VIT
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687
109-22-81224 04-22

JANUS ASPEN SERIES
PART C - OTHER INFORMATION
ITEM 28.Exhibits
Exhibit (a) – Articles of Incorporation
(a)(1)
Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, is incorporated herein by reference to Exhibit 1(t) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No.
33-63212).

(a)(2)
First Amendment to Amended and Restated Trust Instrument dated February 21, 2006, is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No.
33-63212).

(a)(3)
Second Amendment to Amended and Restated Trust Instrument dated April 18, 2006, is incorporated herein by reference to Exhibit 1(v) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No.
33-63212).

(a)(4)
Third Amendment to Amended and Restated Trust Instrument dated February 25, 2008, is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File No.
33-63212).

(a)(5)
Fourth Amendment to Amended and Restated Trust Instrument, dated August 8, 2008, is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No. 33-63212).

(a)(6)
Fifth Amendment to Amended and Restated Trust Instrument, dated December 9, 2008, is incorporated herein by reference to Exhibit 1(y) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(7)
Sixth Amendment to Amended and Restated Trust Instrument, dated December 31, 2008, is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(8)
Seventh Amendment to Amended and Restated Trust Instrument, dated February 25, 2009, is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(9)
Eighth Amendment to Amended and Restated Trust Instrument, dated December 3, 2009, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 48, filed on February 12, 2010 (File
No. 33-63212).

(a)(10)
Ninth Amendment to Amended and Restated Trust Instrument, dated December 11, 2009, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 48, filed on February 12, 2010 (File
No. 33-63212).

(a)(11)
Tenth Amendment to Amended and Restated Trust Instrument, dated June 24, 2010, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 51, filed on April 29, 2011 (File No.
33-63212).

(a)(12)
Eleventh Amendment to Amended and Restated Trust Instrument, dated June 22, 2011, is incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 54, filed on August 31, 2011 (File No.
33-63212).

(a)(13)
Twelfth Amendment to Amended and Restated Trust Instrument, dated September 14, 2011, is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 57, filed on December 30, 2011
(File No. 33-63212).

(a)(14)
Thirteenth Amendment to Amended and Restated Trust Instrument, dated March 15, 2012, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 60, filed on April 30, 2012 (File No.
33-63212).

(a)(15)
Fourteenth Amendment to Amended and Restated Trust Instrument, dated June 21, 2012, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 63, filed on September 6, 2012 (File
No. 33-63212).

(a)(16)
Fifteenth Amendment to Amended and Restated Trust Instrument, dated December 7, 2012, is incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 66, filed on April 30, 2013 (File No.
33-63212).

(a)(17)
Sixteenth Amendment to Amended and Restated Trust Instrument dated December 17, 2013, is incorporated herein by reference to Exhibit (a)(17) to Post-Effective Amendment No. 68, filed on February 14, 2014 (File
No. 33-63212).

(a)(18)
Seventeenth Amendment to Amended and Restated Trust Instrument dated November 5, 2014, is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 73, filed on January 29,
2015 (File No. 33-63212).

(a)(19)
Eighteenth Amendment to Amended and Restated Trust Instrument dated December 10, 2014, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 76, filed on April 30, 2015 (File No.
33-63212).

(a)(20)
Nineteenth Amendment to Amended and Restated Trust Instrument dated September 17, 2015, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 78, filed on
February 19, 2016 (File No. 33-63212).

(a)(21)
Twentieth Amendment to Amended and Restated Trust Instrument, dated April 28, 2017, is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(a)(22)
Twenty-First Amendment to Amended and Restated Trust Instrument dated June 5, 2017, is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(a)(23)
Twenty-Second Amendment to Amended and Restated Trust Instrument dated April 27, 2018, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 84, filed on April 30, 2018 (File No.
33-63212).

(a)(24)
Twenty-Third Amendment to Amended and Restated Trust Instrument, dated April 22, 2020, is incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 88, filed on April 27, 2020 (File No.
33-63212).

(a)(25)
Twenty-Fourth Amendment to Amended and Restated Trust Instrument, dated September 15, 2021, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 93, filed on January 26,
2022 (File No. 33-63212).

Exhibit (b) – By-laws
(b)(1)	Restated Bylaws are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(b)(2)	First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(b)(3)	Second Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).
(b)(4)	Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 37, filed on April 30, 2004 (File No. 33-63212).
(b)(5)	Fourth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).
(b)(6)	Fifth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).
Exhibit (c) – Instruments Defining Rights of Security Holders (Not Applicable)
Exhibit (d) – Investment Advisory Contracts
(d)(1)
Investment Advisory Agreement for Janus Henderson Balanced Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(2)
Investment Advisory Agreement for Janus Henderson Enterprise Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(3)
Investment Advisory Agreement for Janus Henderson Flexible Bond Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(4)
Investment Advisory Agreement for Janus Henderson Forty Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(d)(5)
Investment Advisory Agreement for Janus Henderson Global Research Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(6)
Investment Advisory Agreement for Janus Henderson Global Technology Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(7)
Investment Advisory Agreement for Janus Henderson Mid Cap Value Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(8)
Investment Advisory Agreement for Janus Henderson Overseas Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 83, filed on
February 12, 2018 (File No. 33-63212).

(d)(9)
Amended and Restated Investment Advisory Agreement for Janus Henderson Research Portfolio, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 83,
filed on February 12, 2018 (File No. 33-63212).

(d)(10)
Investment Advisory Agreement for Janus Henderson U.S. Low Volatility Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 83, filed on
February 12, 2018 (File No. 33-63212).

(d)(11)
Subadvisory Agreement for Janus Henderson Mid Cap Value Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 84, filed on April 30, 2018 (File No.
33-63212).

(d)(12)
Subadvisory Agreement for Janus Henderson U.S. Low Volatility Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 84, filed on April 30,
2018 (File No. 33-63212).

(d)(13)
Amendment to Investment Advisory Agreement for Janus Henderson Global Technology Portfolio, dated
April 22, 2020, is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 88,
filed on April 27, 2020 (File No. 33-63212).

(d)(14)
Letter of Termination of Subadvisory Agreement for Janus Henderson Mid Cap Value Portfolio, dated
February 26, 2021, is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No.
90, filed on April 30, 2021 (File No. 33-63212).

(d)(15)
Investment Advisory Agreement for Janus Henderson Global Sustainable Equity Portfolio, effective
January 25, 2022, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No.
93, filed on January 26, 2022 (File No. 33-63212).

(d)(16)	Interim Subadvisory Agreement for Janus Henderson U.S. Low Volatility Portfolio, dated March 31, 2022, is filed herein as Exhibit (d)(16).
Exhibit (e) – Underwriting Contracts
(e)(1)
Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)
Amended and Restated Custodian Contract between Janus Aspen Series and State Street Bank and Trust
Company, dated August 1, 2005, is incorporated herein by reference to Exhibit 7(dd) to Post-Effective
Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

(g)(2)
Form of Letter Agreement with regard to Janus Aspen Intech U.S. Low Volatility Portfolio, with State Street
Bank and Trust Company is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment
No. 63, filed on September 6, 2012 (File No. 33-63212).

(g)(3)
Custodian Contract dated October 19, 2017, between Janus Aspen Series and BNP Paribas, is incorporated herein by reference to Exhibit 9(b) to the registration statement filed on Form N-14 on December 29, 2017.

(g)(4)
First Amendment to Amended and Restated Custodian Contract between Janus Aspen Series and State Street
Bank and Trust Company, dated May 26, 2017, is incorporated herein by reference to Exhibit (g)(10) to
Post-Effective Amendment No. 83, filed on February 12, 2018 (File No. 33-63212).

(g)(5)
Letter of Termination of Amended and Restated Custodian Contract between Janus Aspen Series and State
Street Bank and Trust Company, dated December 6, 2018, is incorporated herein by reference to Exhibit
(g)(11) to Post-Effective Amendment No. 86, filed on April 29, 2019 (File No. 33-63212).

(g)(6)
Letter Agreement with regard to Janus Henderson Global Technology Portfolio, with BNP Paribas, dated
April 27, 2020, is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 88,
filed on April 27, 2020 (File No. 33-63212).

(g)(7)
Letter Agreement with regard to Janus Henderson Global Sustainable Equity Portfolio, with BNP Paribas, dated January 14, 2022, is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment
No. 93, filed on January 26, 2022 (File No. 33-63212).

Exhibit (h) – Other Material Contracts
(h)(1)
Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 29,
filed on April 29, 2002 (File No. 33-63212).

(h)(2)
Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated December 10, 2002, is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment
No. 35, filed on August 11, 2003 (File No. 33-63212).

(h)(3)
First Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
December 14, 2007, is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No.
44, filed on February 15, 2008 (File No. 33-63212).

(h)(4)	Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 8(cc) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File No. 33-63212).
(h)(5)
Second Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated October 2, 2008, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment
No. 51, filed on April 29, 2011 (File No. 33-63212).

(h)(6)
Third Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated April 30, 2009, is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No.
51, filed on April 29, 2011 (File No. 33-63212).

(h)(7)
Fourth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated April 30, 2010, is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No.
51, filed on April 29, 2011 (File No. 33-63212).

(h)(8)
Administration Agreement between Janus Aspen Series and Janus Capital Management LLC, dated June 23,
2011, is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 57, filed on
December 30, 2011 (File No. 33-63212).

(h)(9)
Fifth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
March 15, 2012, is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 60,
filed on April 30, 2012 (File No. 33-63212).

(h)(10)	Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 66, filed on April 30, 2013 (File No. 33-63212).
(h)(11)
Sixth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
March 10, 2016, is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 79,
filed on April 29, 2016 (File No. 33-63212).

(h)(12)
Form of Agreement and Plan of Reorganization by Janus Aspen Series, on behalf of Janus Henderson Global
Allocation Portfolio-Moderate and Janus Henderson Balanced Portfolio, is incorporated herein by reference to
Exhibit (4)(a) to the registration statement filed on Form N-14 on December 29, 2017.

(h)(13)	Expense Limitation Agreement dated December 8, 2021 between Janus Capital Management LLC and Janus Aspen Series, regarding Janus Henderson Flexible Bond Portfolio, is filed herein as Exhibit (h)(13).
(h)(14)
Expense Limitation Agreement dated December 8, 2021 between Janus Capital Management LLC and Janus
Aspen Series, regarding Janus Henderson Global Technology and Innovation Portfolio, is filed herein as
Exhibit (h)(14).

(h)(15)
Expense Limitation Agreement dated January 13, 2022, between Janus Henderson Investors US LLC and
Janus Aspen Series, regarding Janus Henderson Mid Cap Value Portfolio, is filed herein as Exhibit (h)(15).

(h)(16)
Expense Limitation Agreement dated December 8, 2021 between Janus Capital Management LLC and Janus
Aspen Series, regarding Janus Henderson U.S. Low Volatility Portfolio, is filed herein as Exhibit (h)(16).

(h)(17)
Expense Limitation Agreement dated December 8, 2021 between Janus Capital Management LLC and Janus
Aspen Series, regarding Janus Henderson Global Sustainable Equity Portfolio, is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 93, filed on January 26, 2022 (File No.
33-63212).

Exhibit (i) – Legal Opinion
(i)(1)
Opinion and Consent of Fund Counsel with respect to shares of Growth Portfolio, Aggressive Growth
Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio and Short-Term Bond
Portfolio is incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 11, filed on
April 30, 1997 (File No. 33-63212).

(i)(2)
Opinion and Consent of Fund Counsel with respect to Service Shares of all the Portfolios is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment 20, filed on October 26, 1999 (File No.
33-63212).

(i)(3)
Opinion and Consent of Fund Counsel with respect to Global Life Sciences Portfolio and Global Technology
Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(j) to
Post-Effective Amendment No. 21, filed on November 1, 1999 (File No. 33-63212).

(i)(4)
Opinion and Consent of Fund Counsel with respect to Service Shares of Risk-Managed Large Cap Growth
Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio
is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 30, filed on October 17,
2002 (File No. 33-63212).

(i)(5)
Opinion and Consent of Fund Counsel with respect to Institutional Shares of Mid Cap Value Portfolio is
incorporated herein by reference to Exhibit 9(m) to Post-Effective Amendment No. 32, filed on February 26,
2003 (File No. 33-63212).

(i)(6)
Opinion and Consent of Fund Counsel with respect to Service Shares of Janus Aspen Intech U.S. Low
Volatility Portfolio is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No.
63, filed on September 6, 2012 (File No. 33-63212).

(i)(7)
Opinion and Consent of Fund Counsel with respect to Janus Henderson Global Sustainable Equity Portfolio
for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit (i)(7) to
Post-Effective Amendment No. 93, filed on January 26, 2022 (File No. 33-63212).

Exhibit (j) – Other Opinions (Not Applicable)
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)
Form of Distribution and Shareholder Servicing Plan for Service Shares between Janus Distributors, Inc. and
Janus Aspen Series is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 20,
filed on October 26, 1999 (File No. 33-63212).

Exhibit (n) – Rule 18f-3 Plan
(n)(1)	Rule 18f-3 Plan dated December 10, 1996 is incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).
(n)(2)	Amendment to Rule 18f-3 Plan dated June 15, 1999 is incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 19, filed on June 21, 1999 (File No. 33-63212).
(n)(3)	Amendment to Rule 18f-3 Plan dated September 14, 1999 is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).
(n)(4)	Form of Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).
(n)(5)	Amended and Restated Rule 18f-3 Plan, dated September 13, 2001, is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

(n)(6)	Amended and Restated Rule 18f-3 Plan, dated June 18, 2002, is incorporated herein by reference to Exhibit 15(f) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).
(n)(7)	Amended and Restated Rule 18f-3 Plan, dated December 10, 2002, is incorporated herein by reference to Exhibit 15(g) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).
(n)(8)	Amended and Restated Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 60, filed on April 30, 2012 (File No. 33-63212).
(n)(9)	Amended and Restated Rule 18f-3 Plan, dated May 1, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 60, filed on April 30, 2012 (File No. 33-63212).
(n)(10)	Amended and Restated Rule 18f-3 Plan, dated March 10, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 79, filed on April 29, 2016 (File No. 33-63212).
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics
(p)(1)	Janus Henderson Code of Ethics, as revised January 1, 2022, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 93, filed on January 26, 2022 (File No. 33-63212).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated April 27, 2020, are incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 88, filed on April 27, 2020 (File No. 33-63212).

EX-101.INS	XBRL INSTANCE DOCUMENTS – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL TAXONOMY EXTENSION SCHEMA
EX-101.CAL	XBRL TAXOMONY EXTENSION CALCULATION LINKBASE
EX-101.DEF	XBRL TAXOMONY EXTENSION DEFINITION LINKBASE
EX-101.LAB	XBRL TAXOMONY EXTENSION LABEL LINKBASE
EX-101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE
ITEM 29.
Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of Janus Aspen Series is the same as that of Janus Investment Fund. Nonetheless, Janus Aspen Series takes the position that it is not under common control with Janus Investment Fund because the power residing in the respective boards arises as the result of an official position with each respective Trust.
In addition to serving as the investment adviser of Janus Aspen Series, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Detroit Street Trust, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Janus Aspen Series and Janus Investment Fund serve as officers of Clayton Street Trust and Janus Detroit Street Trust. Nonetheless, Janus Aspen Series takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.
ITEM 30.
Indemnification
Article IX of Janus Aspen Series’ (the “Trust”) Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation reasonably incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances, or a majority of a quorum of Non-interested Trustees or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
ITEM 31.
Business and Other Connections of Investment Adviser
The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of the investment adviser and their position(s) with the adviser are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated April 6, 2022), which information from such schedule is incorporated herein by reference.
The only business of Intech Investment Management LLC (and its predecessors) (“Intech”) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadviser and their position(s) with the subadviser are listed in Schedule A of the subadviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-60987, dated April 8, 2022), which information from such schedule is incorporated herein by reference.
ITEM 32.
Principal Underwriters
(a)
Janus Henderson Distributors US LLC (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Investment Fund, and Clayton Street Trust.

(b)
The principal business address, positions with Janus Henderson Distributors and positions with the Registrant of Michelle Rosenberg and Kristin Mariani, officers of Janus Henderson Distributors, are described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:
Name	Position(s) with Janus Henderson Distributors
Nicholas J. Cherney	Head of Exchange Traded Products
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Head of Legal, North America
Brennan A. Hughes	Chief Accounting Officer and Treasurer
John E. Ingram	President
Bruce L. Koepfgen	Head of North America
Karlene J. Lacy	Global Head of Tax
Douglas J. Laird	Head of US Operations
James Lowry	Global Chief Operating Officer
Kristin Mariani	Head of Compliance, North America
Michael L. Mulder	Chief Compliance Officer
Michelle R. Rosenberg	General Counsel and Secretary
Russell P. Shipman	Head of Retirement Sales and Strategy
Messrs. Cherney, Falconer, Hughes, Ingram, Koepfgen, Laird, Lowry, Mulder, and Shipman, and Mses. Grauerholz and Lacy do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.
(c)
Not Applicable.

ITEM 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929, 580 California Street, Suite 1243, San Francisco, California 94104, 53 State Street, Suite 2104, Boston, MA 02109, and 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; Janus Henderson Services US LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; BNP Paribas, 787 Seventh Avenue, New York, New York 10019; State Street Bank and Trust Company, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179; Deutsche Bank AG, New York Branch, 60 Wall Street, New York, New York 10005; and BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246. Certain records relating to the day-to-day portfolio management of Janus Henderson U.S. Low Volatility Portfolio are kept at the offices of the subadviser, Intech Investment Management LLC, 250 S. Australian Ave, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Sustainable Equity Portfolio are kept at the offices of Janus Henderson Investors UK Limited, 201 Bishopsgate, London EC2M 3AE.
ITEM 34.
Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 28th day of April, 2022.
JANUS ASPEN SERIES
By:	/s/ Michelle R. Rosenberg
Michelle R. Rosenberg, Interim President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Michelle R. Rosenberg	Interim President and Chief Executive Officer (Principal Executive Officer)	April 28, 2022
Michelle R. Rosenberg
/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	April 28, 2022
Jesper Nergaard
William F. McCalpin*	Chairman and Trustee	April 28, 2022
William F. McCalpin
Alan A. Brown*	Trustee	April 28, 2022
Alan A. Brown
William D. Cvengros*	Trustee	April 28, 2022
William D. Cvengros
Raudline Etienne*	Trustee	April 28, 2022
Raudline Etienne
Gary A. Poliner*	Trustee	April 28, 2022
Gary A. Poliner
Diane L. Wallace*	Trustee	April 28, 2022
Diane L. Wallace
Linda S. Wolf*	Trustee	April 28, 2022
Linda S. Wolf

/s/ Abigail Murray
*By:	Abigail Murray Attorney-In-Fact Pursuant to Powers of Attorney, dated April 27, 2020, incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 88, filed on April 27, 2020.

INDEX OF EXHIBITS
Exhibit Number	Exhibit Title
Exhibit (d)(16)	Interim Subadvisory Agreement for Janus Henderson U.S. Low Volatility Portfolio
Exhibit (h)(13)	Expense Limitation Agreement for Janus Henderson Flexible Bond Portfolio
Exhibit (h)(14)	Expense Limitation Agreement for Janus Henderson Global Technology and Innovation Portfolio
Exhibit (h)(15)	Expense Limitation Agreement for Janus Henderson Mid Cap Value Portfolio
Exhibit (h)(16)	Expense Limitation Agreement for Janus Henderson U.S. Low Volatility Portfolio
Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP

EX-101.INS	XBRL INSTANCE DOCUMENTS – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL TAXONOMY EXTENSION SCHEMA
EX-101.CAL	XBRL TAXOMONY EXTENSION CALCULATION LINKBASE
EX-101.DEF	XBRL TAXOMONY EXTENSION DEFINITION LINKBASE
EX-101.LAB	XBRL TAXOMONY EXTENSION LABEL LINKBASE
EX-101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE